                                                                  Exhibit 10.15

                           THIRD AMENDED AND RESTATED

                  CREDIT, REIMBURSEMENT AND SECURITY AGREEMENT


                       Original dated as of July 15, 1994

                          Restated as of June 22, 1998

                                      among

                             MULTI-COLOR CORPORATION

                                   The Company
                                   -----------

                                       and

                         PNC BANK, NATIONAL ASSOCIATION

                                       and

                                  COMERICA BANK

                                   The Lenders
                                   -----------

                                       and

                         PNC BANK, NATIONAL ASSOCIATION

                                    The Agent
                                    ---------

                         THIRD AMENDMENT AND RESTATEMENT
                         -------------------------------


         MULTI-COLOR CORPORATION, an Ohio corporation (the "Company"), PNC BANK, NATIONAL ASSOCIATION and COMERICA BANK (each individually a "Lender" and collectively the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), hereby agree as follows effective as of June 22, 1998 ("Effective Date"):

1.       RECITALS.

         1.1 On January 9, 1997, the Company, PNC Bank, National Association (successor by merger to PNC Bank, Ohio, National Association, Star Bank, National Association and the Agent entered into a Second Amended and Restated Credit, Reimbursement and Security Agreement which has been amended by a First Amendment to Credit Agreement dated as of February 25, 1997, a Second Amendment to Credit Agreement dated as of April 1, 1997, a Third Amendment to Credit Agreement dated as of September 1, 1997, a Fourth Amendment to Credit Agreement and Waiver Agreement dated as of February 9, 1998 and a Fifth Amendment to Credit Agreement and Waiver Agreement dated as of March 31, 1998 (as amended, the "Second Restated Credit Agreement").

         1.2 The Company has requested that the Lenders amend and restate the Second Restated Credit Agreement and the Lenders are willing to do so subject to and in accordance with the terms of the attached Third Amended and Restated Credit, Reimbursement and Security Agreement (the "Third Restated Credit Agreement").

2. AMENDMENT AND RESTATEMENT. Effective as of the Effective Date, the Second Restated Credit Agreement will be amended and restated in its entirety as follows:










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                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----

1.       Definitions..............................................................................................1
         1.1      Defined Terms...................................................................................1
         1.2      Other Accounting Definitional Provisions........................................................1
         1.3      Other Definitional Provisions...................................................................1
2.       Credit Facilities........................................................................................1
         2.1      Revolving Credit Facility.......................................................................1
         2.2      [Intentionally Omitted].........................................................................1
         2.3      Manner of Borrowing.............................................................................1
                  2.3.1    Revolving Borrowings...................................................................1
                  2.3.2    [Intentionally Omitted]................................................................1
         2.4      Additional Provisions Regarding Funding.........................................................1
         2.5      Conversions and Continuation of Advances........................................................1
                  2.5.1    Optional Conversion....................................................................1
                  2.5.2    Continuation...........................................................................1
                  2.5.3    Automatic Conversion...................................................................1
         2.6      Prepayment of Revolving Credit Facility.........................................................1
                  2.6.1    Optional Prepayment....................................................................1
                  2.6.2    Mandatory Prepayment...................................................................1
         2.7      Interest on the Advances........................................................................1
                  2.7.1    Interest Rates on Revolving Credit Loans...............................................1
                  2.7.2    [Intentionally Omitted]................................................................1
                  2.7.3    [Intentionally Omitted]................................................................1
                  2.7.4    Revolving Credit Loans Interest Payment Dates..........................................1
                  2.7.5    Default Rate...........................................................................1
         2.8      Termination or Reduction of Revolving Commitment and
                  Standby Letter of Credit Commitment by the Company..............................................1
         2.9      Records.........................................................................................1
         2.10     Letter of Credit Facilities.....................................................................1
                  2.10.1   Issuance of Scottsburg Alternate Letter of Credit......................................1
                  2.10.2   Issuance of Boone Alternate Letter of Credit...........................................1
                  2.10.3   [Intentionally Omitted]................................................................1
                  2.10.4   Issuance of 1997 Scottsburg Letter of Credit...........................................1
                  2.10.5   Reimbursement and Other Payments.......................................................1
                  2.10.6   Transfer; Reduction; Reinstatement.....................................................1
                           2.10.6.1     Transfer; Fee.............................................................1
                           2.10.6.2     Reduction.................................................................1
                           2.10.6.3     Reinstatement.............................................................1
                  2.10.7   Obligations Absolute...................................................................1
                  2.10.8   Indemnification........................................................................1
                  2.10.9   Liability of Agent.....................................................................1
         2.11     Standby Letter of Credit Facility...............................................................1
                  2.11.1   Standby Letter of Credit Commitment....................................................1
                  2.11.2   Terms of Standby Letters of Credit.....................................................1




                                        i


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                        TABLE OF CONTENTS CONTINUED

                                                                                                              Page
                                                                                                              ----


         2.11.3   Procedure for Standby Letters of Credit.........................................................1
         2.11.4   Drawing and Reimbursement.......................................................................1
         2.11.5   Reimbursement Obligation of Company for Standby
                  Letter of Credit Disbursements..................................................................1
         2.11.6   Company's Obligations Absolute..................................................................1
         2.11.7   Collateral in the Event of Default..............................................................1
         2.11.8   Liability and Indemnification of the Agent......................................................1
         2.11.9   General Provisions..............................................................................1
         2.12     Assumptions Regarding Notices...................................................................1
                  2.12.1   Authorized Employees...................................................................1
                  2.12.2   No Liability...........................................................................1
                  2.12.3   Notice Irrevocable.....................................................................1
         2.13     Computations, Fees, Payments, Etc...............................................................1
                  2.13.1   Computations...........................................................................1
                  2.13.2   Fees...................................................................................1
                           a.           Amendment and Extension Fee...............................................1
                           b.           Commitment Fee............................................................1
                           c.           Agent Closing Expenses....................................................1
                           d.           Agency Fees...............................................................1
                           e.           Letter of Credit and Standby Letter of Credit Fees........................1
                           f.           Audit Fees................................................................1
                           g.           Lock Box Fees.............................................................1
                  2.13.3   Payments...............................................................................1
                  2.13.4   Charge to Accounts.....................................................................1
                  2.13.5   Failure to Make Payments by Company....................................................1
         2.14     Taxes...........................................................................................1
         2.15     Additional Costs................................................................................1
                  2.15.1   Taxes, Reserve Requirements, Etc.......................................................1
                  2.15.2   Capital Adequacy.......................................................................1
                  2.15.3   Certificate of Lender..................................................................1
         2.16     Inability to Determine Rate; Inadequacy of Pricing; Illegality..................................1
                  2.16.1   Rate Inability; Pricing Inadequacy.....................................................1
                  2.16.2   Illegality; Termination of Commitments.................................................1
         2.17     Obligation to Indemnify.........................................................................1
                  2.17.1   Events.................................................................................1
                  2.17.2   Statement..............................................................................1
                  2.17.3   Survival...............................................................................1
         2.18     [Intentionally Omitted].........................................................................1
         2.19     Use of Proceeds.................................................................................1
3.       Lock Box; Cash Collateral Account........................................................................1
         3.1      Lock Box........................................................................................1
         3.2      Cash Collateral Account.........................................................................1





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                           TABLE OF CONTENTS CONTINUED

                                                                                                               Page
                                                                                                               ----


4.       Sinking Fund.............................................................................................1
         4.1      Deposits to Sinking Fund Account................................................................1
         4.2      Scottsburg Expansion............................................................................1
5.       Collateral...............................................................................................1
6.       Security and Subrogation Under Indenture.................................................................1
         6.1      Security........................................................................................1
         6.2      Pledge of Rights to Certain Funds and Investments...............................................1
         6.3      Pledged Bonds...................................................................................1
                  6.3.1    Pledge.................................................................................1
                  6.3.2    Pledged Bond Payments..................................................................1
                  6.3.3    Release of Pledged Bonds...............................................................1
                  6.3.4    Liability of Agent.....................................................................1
                  6.3.5    Representations; Rights and Remedies...................................................1
7.       Conditions Precedent.....................................................................................1
         7.1      Initial Advances................................................................................1
                  7.1.1    Loan Documents.........................................................................1
                  7.1.2    Opinion Letters........................................................................1
                  7.1.3    Resolutions............................................................................1
                  7.1.4    Good Standing..........................................................................1
                  7.1.5    Designation of Authorized Employees of Company.........................................1
                  7.1.6    Title Insurance........................................................................1
                  7.1.7    Survey.................................................................................1
                  7.1.8    Insurance..............................................................................1
                  7.1.9    Wetlands...............................................................................1
                  7.1.10   Appraisal..............................................................................1
                  7.1.11   Environmental Requirements.............................................................1
                  7.1.12   Full Syndication.......................................................................1
                  7.1.13   UCC Searches...........................................................................1
                  7.1.14   Consents...............................................................................1
                  7.1.15   Borrowing Base Certificate and Reports.................................................1
                  7.1.16   Fees...................................................................................1
                  7.1.17   [Intentionally Omitted]................................................................1
                  7.1.18   Delivery of the Bond Documents and Security
                           Documents..............................................................................1
                  7.1.19   No Default.............................................................................1
                  7.1.20   Representations and Warranties.........................................................1
                  7.1.21   Certificates...........................................................................1
                  7.1.22   Opinion of Bond Counsel................................................................1
                  7.1.23   Collateral Evaluation..................................................................1
                  7.1.24   Documentation and Proceedings..........................................................1
                  7.1.25   Other Documents........................................................................1
                  7.1.26   Other Conditions.......................................................................1





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                           TABLE OF CONTENTS CONTINUED


                                                                                                             Page
                                                                                                             ----


         7.2      Each Advance....................................................................................1
                  7.2.1    No Defaults............................................................................1
                  7.2.2    Accuracy...............................................................................1
                  7.2.3    Notices................................................................................1
                  7.2.4    Other Documents........................................................................1
         7.3      Representation..................................................................................1
8.       Representations and Warranties...........................................................................1
         8.1      Organization....................................................................................1
         8.2      Latest Financials...............................................................................1
         8.3      Recent Adverse Changes..........................................................................1
         8.4      Recent Actions..................................................................................1
         8.5      Title...........................................................................................1
         8.6      Litigation, Etc.................................................................................1
         8.7      Taxes...........................................................................................1
         8.8      Authority.......................................................................................1
         8.9      Other Defaults..................................................................................1
         8.10     Conflicts.......................................................................................1
         8.11     Patents, Licenses, Etc..........................................................................1
         8.12     ERISA...........................................................................................1
         8.13     Regulation U....................................................................................1
         8.14     Environmental Matters...........................................................................1
         8.15     Investment Company Act..........................................................................1
         8.16     Governmental Consents...........................................................................1
         8.17     Disclosure......................................................................................1
         8.18     Registered Office...............................................................................1
9.       Affirmative Covenants....................................................................................1
         9.1      Sinking Fund....................................................................................1
         9.2      Books and Records; Access.......................................................................1
         9.3      Monthly Statements..............................................................................1
         9.4      Borrowing Base Certificates.....................................................................1
         9.5      [Intentionally Omitted].........................................................................1
         9.6      Quarterly Statements............................................................................1
         9.7      Annual Audits...................................................................................1
         9.8      Annual Statements...............................................................................1
         9.9      Auditor's Letters...............................................................................1
         9.10     Annual Budgets, Forecasts and Comparisons.......................................................1
         9.11     Notices of Default..............................................................................1
         9.12     Payment of Charges..............................................................................1
         9.13     Existence; Operations...........................................................................1
         9.14     Insurance.......................................................................................1
         9.15     Compliance with Laws............................................................................1
         9.16     Environmental Violations........................................................................1

                        TABLE OF CONTENTS CONTINUED

                                                                                                              PAGE

         9.17     Environmental Audit and Other Environmental Information.........................................1
         9.18     Business Names and Locations....................................................................1
         9.19     Accounts........................................................................................1
         9.20     ERISA Compliance................................................................................1
         9.21     Further Assurances..............................................................................1
         9.22     Compliance With Agreements......................................................................1
         9.23     [Intentionally Omitted].........................................................................1
         9.24     [Intentionally Omitted].........................................................................1
         9.25     Sale of Equipment...............................................................................1
         9.26     Excess Cash Flow................................................................................1
         9.27     [Intentionally Omitted].........................................................................1
         9.28     Receivables and Payables Aging..................................................................1
10.      Negative Covenants.......................................................................................1
         10.1     Debt............................................................................................1
         10.2     Leases..........................................................................................1
         10.3     Liens...........................................................................................1
         10.4     Cash Flow Coverage Ratio........................................................................1
         10.5     Current Ratio...................................................................................1
         10.6     Total Liabilities to Tangible Net Worth.........................................................1
         10.7     Minimum Tangible Net Worth......................................................................1
         10.8     [Intentionally Omitted].........................................................................1
         10.9     Guarantees......................................................................................1
         10.10    Corporate Changes...............................................................................1
         10.11    Redemptions.....................................................................................1
         10.12    Dividends.......................................................................................1
         10.13    Investments, Loans and Advances.................................................................1
         10.14    Merger or Sale of Assets........................................................................1
         10.15    Capital Expenditures............................................................................1
         10.16    Acquisitions....................................................................................1
         10.17    Transfer of Collateral..........................................................................1
         10.18    Sale and Leaseback..............................................................................1
         10.19    Line of Business................................................................................1
         10.20    Waivers.........................................................................................1
         10.21    Payments to Shareholders and Affiliates.........................................................1
         10.22    Salaries and Deferred Compensation..............................................................1
         10.23    Transactions with Affiliates....................................................................1
         10.24    Post-Closing Matters............................................................................1
         10.25    Bond Documents..................................................................................1
         10.26    Limitation on Optional Calls....................................................................1
         10.27    Excess Borrowing................................................................................1
         10.6     Cash Flow.......................................................................................1
11.      Events of Default........................................................................................1





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                           TABLE OF CONTENTS CONTINUED

                                                                                                              Page
                                                                                                              ----


         11.1     Payment.........................................................................................1
         11.2     Bond Documents..................................................................................1
         11.3     Covenants.......................................................................................1
         11.4     Representations and Warranties..................................................................1
         11.5     Obligations.....................................................................................1
         11.6     Execution, Attachment, Etc......................................................................1
         11.7     Loss, Theft or Substantial Damage to the Collateral.............................................1
         11.8     Judgments.......................................................................................1
         11.9     Bankruptcy, Etc.................................................................................1
         11.10    Impairment of Security..........................................................................1
         11.11    [Intentionally Omitted].........................................................................1
         11.12    Other Indebtedness..............................................................................1
         11.13    Amendment.......................................................................................1
12.      Intercreditor Lien and Payment Provisions................................................................1
         12.2     Lien Priority...................................................................................1
         12.2     Participation in Letters of Credit..............................................................1
         12.3     Sharing of Payments, Etc........................................................................1
         12.4     Receipt of Payments by Lenders..................................................................1
         12.5     Distributions, Etc..............................................................................1
         12.6     Benefit.........................................................................................1
13.      Representations and Warranties to Survive................................................................1
14.      Environmental Indemnification............................................................................1
15.      The Agent................................................................................................1
         15.1     Authorization and Action........................................................................1
         15.2     Agent's Reliance, Etc...........................................................................1
         15.3     The Agent and Its Affiliates....................................................................1
         15.4     Lender Credit Decision..........................................................................1
         15.5     Indemnification.................................................................................1
         15.6     Successor Agent.................................................................................1
         15.7     Relations Among Lenders.........................................................................1
         15.8     Benefit.........................................................................................1
16.      General..................................................................................................1
         16.1     Waiver..........................................................................................1
         16.2     Notices.........................................................................................1
         16.3     Successors and Assigns..........................................................................1
         16.4     Modifications...................................................................................1
         16.5     Illegality......................................................................................1
         16.6     Gender, Etc.....................................................................................1
         16.7     Headings........................................................................................1
         16.8     Purpose.........................................................................................1
         16.9     Ratification....................................................................................1
         16.10    Claims and Release of Claims by the Company.....................................................1





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                           TABLE OF CONTENTS CONTINUED

                                                                                                                Page
                                                                                                                ----


         16.11    Execution in Counterparts.......................................................................1
         16.12    Remedies Cumulative.............................................................................1
         16.13    Costs, Expenses and Legal Fees..................................................................1
         16.14    Indemnity.......................................................................................1
         16.15    Continuing Agreement............................................................................1
         16.16    Complete Agreement..............................................................................1
         16.17    No Third Party Beneficiaries....................................................................1
         16.18    No Partnership or Joint Venture.................................................................1
         16.19    Governing Law and Jurisdiction; Waiver of Jury Trial............................................1

                                LIST OF EXHIBITS

EXHIBIT A                List of Lenders, Addresses and Commitments

EXHIBIT B                Disclosure Schedule

EXHIBIT C                [Intentionally Omitted]

EXHIBIT D                Substituted Revolving Credit Notes

EXHIBIT E                Notice of Borrowing

EXHIBIT F                Notice of Continuation

EXHIBIT G                Notice of Conversion

EXHIBIT H                Request for Draw

EXHIBIT I                Scottsburg Alternate Letter of Credit

EXHIBIT J                Boone Alternate Letter of Credit

EXHIBIT K                [Intentionally Omitted]

EXHIBIT L                Collateral Assignment of Note, Loan Agreement and
                         Mortgage

EXHIBIT M                Collateral Assignment of Mortgage

EXHIBIT MM               Conditional Assignment of Repurchase Contract

EXHIBIT N                Security Agreement:  Inventory, Receivables, Equipment,
                         Intangibles, Etc.

EXHIBIT O                1997 Scottsburg Letter of Credit

EXHIBIT P                Kentucky Mortgage

EXHIBIT Q                Indiana Mortgage

EXHIBIT R                Pledge and Security Agreement - Agency or Custodian
                         Account

EXHIBIT S                Compliance Certificate

EXHIBIT T                Borrowing Base Certificate

EXHIBIT U                Pledge Agreement (Laser Graphic Systems, Incorporated
                         stock)

EXHIBIT V                Guarantee of Laser Graphic Systems, Incorporated

                           THIRD AMENDED AND RESTATED

                  CREDIT, REIMBURSEMENT AND SECURITY AGREEMENT

         MULTI-COLOR CORPORATION, an Ohio corporation (the "Company"), PNC BANK, NATIONAL ASSOCIATION and COMERICA BANK (each individually a "Lender" and collectively the "Lenders"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), hereby agree as follows:

                                    RECITALS:
                                    ---------

     A. The City of Scottsburg, Indiana ("Scottsburg") has issued its Economic Development Revenue Bonds (Multi-Color Corporation Project) in the principal amount of $5,750,000 (hereinafter collectively referred to as the "Scottsburg Bonds"), under a Trust Indenture dated as of October 1, 1989 (the "Scottsburg Indenture") between Scottsburg and the Trustee.

     B. In order to facilitate the issuance and sale of the Scottsburg Bonds and to enhance the marketability of the Scottsburg Bonds and thereby achieve interest cost savings and other savings to the Company, Barclays Bank, PLC, New York Branch ("Barclays") issued its irrevocable letter of credit (the "Scottsburg Letter of Credit") to the Trustee, for the account of the Company, authorizing the Trustee to make one or more draws on Barclays up to an aggregate of $6,303,733, of which original amount (i) $5,750,000 was in respect of principal of the Scottsburg Bonds, (ii) $496,233 was in respect of accrued interest on the Scottsburg Bonds and (iii) $57,500 was to support the payment of a premium upon a redemption as a result of a Determination of Taxability as set forth in the Scottsburg Indenture.

     C. The County of Boone, Kentucky ("Boone County") has issued its Industrial Building Revenue Bonds (Multi-Color Corporation Project) in the principal amount of $3,250,000 (hereinafter collectively referred to as the "Boone Bonds"), under a Trust Indenture dated as of December 1, 1989 (the "Boone Indenture") between Boone County and the Trustee.

     D. In order to facilitate the issuance and sale of the Boone Bonds and to enhance the marketability of the Boone Bonds and thereby achieve interest cost savings and other savings to the Company, Barclays issued its irrevocable letter of credit (the "Boone Letter of Credit") to the Trustee, for the account of the Company, authorizing the Trustee to make one or more draws on Barclays up to an aggregate of $3,566,875 of which original amount (i) $3,250,000 was in respect of principal of the Boone Bonds, (ii) $284,375 was in respect of accrued interest on the Boone Bonds and (iii) $27,500 was to support the payment of a premium upon a redemption as a result of a Determination of Taxability as set forth in the Boone Indenture.

     E. The City of Scottsburg, Indiana has issued its Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Multi-Color Corporation Project), in the principal amount of $3,000,000 (the "1997 Scottsburg Bonds") under a Trust Indenture dated as of April 1, 1997 (the "1997 Scottsburg Indenture") between the City of Scottsburg, Indiana, PNC Bank, Indiana, Inc. and PNC Bank, Ohio, National Association, as Co-Trustee (together, the "Trustee").

     F. In order to facilitate the issuance and sale of the 1997 Scottsburg Bonds and to enhance the marketability of the 1997 Scottsburg Bonds and thereby achieve interest cost savings and other savings to the Company, the Agent issued its irrevocable letter of credit (the "1997 Scottsburg Letter of Credit") to the Trustee, for the account of the Company, authorizing the Trustee to make one or more draws on the Agent up to an aggregate of $3,049,316 (the "1997 Scottsburg Letter of Credit Amount") as set forth in the 1997 Scottsburg Letter of Credit.

     G. With respect to the Scottsburg Bonds, the Company requested the Agent to issue an irrevocable alternate letter of credit (the "Scottsburg Alternate Letter of Credit") to the Trustee in substitution for the Scottsburg Letter of Credit. Pursuant to Section 6.04(b) of the Scottsburg Indenture, the issuance of the Scottsburg Alternate Letter of Credit caused the Scottsburg Bonds to be subject to the right of the holders of the Scottsburg Bonds to require the redemption of the Scottsburg Bonds pursuant to Section 3.01(b)(ii) of the Scottsburg Indenture and the Trustee provided notice in accordance with Section
6.05 of the Scottsburg Indenture to the holders of the Scottsburg Bonds of their right to require such purchase. The Scottsburg Alternate Letter of Credit authorized the Trustee to make one or more draws on the Agent up to an aggregate of $6,303,733 (the "Scottsburg Alternate Letter of Credit Amount"), of which original amount (i) $5,750,000 is in respect of principal of the Scottsburg Bonds and (ii) $496,233 is in respect of accrued interest on the Scottsburg Bonds, (iii) $57,500 is in respect to the premium upon redemption as a result of a Determination of Taxability as set forth in the Scottsburg Indenture.

     H. With respect to the Boone Bonds, the Company requested the Agent to issue an irrevocable alternate letter of credit (the "Boone Alternate Letter of Credit") to the Trustee in substitution for the Boone Letter of Credit. Pursuant to Section 6.04(b) of the Boone Indenture, the issuance of the Boone Alternate Letter of Credit caused the Boone Bonds to be subject to the right of the holders of the Boone Bonds to require the redemption of the Boone Bonds pursuant to Section 3.01(b)(ii) of the Boone Indenture and the Trustee provided notice in accordance with Section 6.05 of the Boone Indenture to the holders of the Boone Bonds of their right to require such purchase. The Boone Alternate Letter of Credit authorized the Trustee to make one or more draws on the Agent up to an aggregate of $3,566,875 (the "Boone Alternate Letter of Credit Amount"), of which original amount (i) $3,250,000 is in respect of principal of the Boone Bonds, (ii) $284,375 is in respect of accrued interest on the Boone Bonds, and
(iii) $27,500 is in respect to the premium upon redemption as a result of a Determination of Taxability as set forth in the Boone Indenture.

     I. The Company has requested that the Lenders extend a $5,000,000 secured revolving credit facility to the Company.

     J. The Company has requested that the Lenders extend a standby letter of credit

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facility to the Company to be included as a $500,000 sub-limit to the revolving credit facility.

     K. The Agent is willing to issue the above referenced letter of credit facilities and the Agent and the Lenders are willing to make available the secured revolving credit facility on the terms and conditions hereinafter set forth.


1.       DEFINITIONS.

         1.1 DEFINED TERMS. In this Third Restated Credit Agreement (except as otherwise expressly provided for or unless the context otherwise requires), defined terms may be used in the singular or plural, the use of any gender includes all other genders and the following terms have the meanings specified in the foregoing recitals:


                  Agent                                Scottsburg
                  Barclays                             Scottsburg Alternate Letter of Credit
                  Boone Alternate Letter of Credit     Scottsburg Alternate Letter of Credit Amount
                  Boone Alternate Letter of Credit     Scottsburg Bonds
                     Amount                            Scottsburg Indenture
                  Boone Bonds                          Scottsburg Letter of Credit
                  Boone County                         Trustee
                  Boone Indenture
                  Boone Letter of Credit
                  Company
                  Lender
                  Lenders

         In addition, the following terms shall have the following meanings, unless the context requires otherwise:

                  1.1.1 "Acquisitions" will have the meaning given that term in Section 10.16, below.

                  1.1.2    "Advance" or "Advances" will mean Revolving Credit
                           Loans.

                  1.1.3 "Affiliate" will mean, with respect to any Person (a) any other Person directly or indirectly controlling, controlled by or under common control with such Person, or (b) any Person who is a director or officer of such Person or any Subsidiary thereof. A Person will be deemed to control another Person if such Person possesses, directly or indirectly, the power to (i) vote ten percent (10%) or more of the voting equity of such other Person, or (ii) direct or cause the direction of the management and policies of such other Person, whether through voting securities, by contract or otherwise.

                  1.1.4    "Agency Fee" will have the meaning given that term in
                           Section 2.13.2(d), below.

                  1.1.5 "Agent's Account" will mean the account of the Agent maintained by the Agent at its office at 201 East Fifth Street, Cincinnati, Ohio 45201- 1198, Account Number 4110349324, Attention: Middle Market Banking, or such other account maintained by the Agent and designated by the Agent in a written notice to the Lenders and the Company.

                  1.1.6    [Intentionally Omitted].

                  1.1.7 "Aggregate Outstanding Revolving Credit" will mean an amount equal to the sum of the aggregate unpaid principal amount of all Revolving Credit Loans.

                  1.1.8 "Alternate Letter of Credit" will mean the Boone Alternate Letter of Credit and the Scottsburg Alternate Letter of Credit collectively and individually as the context requires.

                  1.1.9 "Applicable Lending Office" will mean the office for each Lender set forth in Exhibit A.

                  1.1.10   "Applicable Margin" will mean:

                           a.      As to any Base Rate Advance:


           LEVERAGE RATIO                                 APPLICABLE MARGIN
           --------------                                 -----------------

         SYMBOL 163 \f                                       0.00%
         "Symbol" \s 12 2.50x
         SYMBOL 241 \f                                       0.25%
         "Symbol" \s 12 2.50x
         SYMBOL 163 \f
         "Symbol" \s 12 3.50x
         SYMBOL 241 \f                                       0.50%
         "Symbol" \s 12 3.50x
         SYMBOL 163 \f
         "Symbol" \s 12 4.25x
         SYMBOL 241 \f                                       0.75%
         "Symbol" \s 12 4.25x

             b.        As to any Eurodollar Rate Advance:

           LEVERAGE RATIO                                 APPLICABLE MARGIN
           --------------                                 -----------------

         SYMBOL 163 \f                                       2.00%
         "Symbol" \s 12 2.50x
         SYMBOL 241 \f                                       2.25%
         "Symbol" \s 12 2.50x
         SYMBOL 163 \f
         "Symbol" \s 12 3.50x
         SYMBOL 241 \f                                       2.50%
         "Symbol" \s 12 3.50x
         SYMBOL 163 \f
         "Symbol" \s 12 4.25x
         SYMBOL 241 \f                                       2.75%
         "Symbol" \s 12 4.25x

                  As of the Closing Date, the initial rate of interest for any Base Rate Advance will be the Prime Rate plus 0.75%.

                  1.1.11 "Authorized Employee" will mean any person designated in the notice required pursuant to Section 7.1.5, below, which designation shall continue in full force and effect until revoked by the Company in a subsequent written notice delivered to the Agent.

                  1.1.12 "Available Commitment" will mean, as to any Lender at any time, an amount equal to the excess, if any, of
                           (a) such Lender's Revolving Commitment OVER (b) the sum of (i) the then outstanding Revolving Credit Loans made by such Lender and (ii) such Lender's Ratable Portion of all outstanding Letter of Credit Obligations (without duplication for any amount thereof included under clause (i), above).

                  1.1.13 "Bank Interest Rate" will mean, at any time that sums are due and payable to the Agent under Section 2.10.5, below, the Prime Rate plus three percent (3%).

                  1.1.14 "Base Rate" will mean the Prime Rate in effect from time to time.

                  1.1.15 "Base Rate Advance" will mean any Advance as to which the Company has elected (or is deemed to have elected) an Interest Rate that is based upon the Base Rate.

                  1.1.16 "Bond Counsel" will mean Taft, Stettinius & Hollister as to the Boone Bonds and the Scottsburg Bonds and Peck, Shaffer & Williams, L.L.P. as to the 1997 Scottsburg Bonds.

                  1.1.17 "Bond Documents" will mean the Bonds, the Indenture, the Reimbursement Agreement, the Security Documents, the Remarketing Agreement and any other agreements or instruments relating thereto.

                  1.1.18 "Bonds" will mean the Boone Bonds, Scottsburg Bonds and 1997 Scottsburg Bonds collectively and individually as the context requires.

                  1.1.19 "Borrowing" will mean a borrowing consisting of all Advances made on a given Borrowing Date.

                  1.1.20 "Borrowing Base" will equal the lesser of (a) the sum of eighty percent (80%) of the Eligible Accounts Receivable plus fifty percent (50%) of Eligible Inventories, less the aggregate face amount of all outstanding Standby Letters of Credit, or (b) the Total Revolving Commitment.

                  1.1.21 "Borrowing Base Certificates" will mean the certificates to be provided to the Agent by the Company pursuant to Section 9.4 of this Third Restated Credit Agreement.

                  1.1.22 "Borrowing Date" will mean the date on which an Advance is made.

                  1.1.23 "Business Day" will mean a day of the year on which banks are not required or authorized to close in Pittsburgh, Pennsylvania or Cincinnati, Ohio and, if the applicable Business Day relates to any Eurodollar Rate Advance, on which dealings are carried on in dollar deposits in the London interbank market.

                  1.1.24 "Cash Collateral Account" will mean Account No. 4110349324 at the Agent.

                  1.1.25 "Cash Flow Coverage Ratio" will mean the ratio of (i) the sum of net income plus or minus non-cash gains and losses (including depreciation and amortization) as determined in accordance with GAAP, plus any non-cash charge to the income statement associated with any fines or liabilities to the Indiana Department of Environmental Management to (ii) the sum of principal payments on long term debt including capitalized lease payments and required quarterly deposits made to the Sinking Fund Account, capital expenditures using funds other than borrowed funds, cash payments of any fines or liabilities to the Indiana Department of Environmental Management, permitted acquisitions and permitted dividends. The denominator specifically excludes deposits of payments on the BKS Enterprises, Inc. Promissory Note, proceeds from the sale of assets or equity contributions.

                  1.1.26 "Closing Date" will mean the date on which this Third Restated Credit Agreement and the other Loan Documents are executed.

                  1.1.27 "Code" will mean the Internal Revenue Code of 1986, as amended or supplemented from time to time.

                  1.1.28 "Collateral" will mean any property, real or personal, tangible or intangible, referred to in this Third Restated Credit Agreement or the Security Documents or now or in the future securing any of the Obligations.

                  1.1.29 "Commitment" or "Commitments" will mean the Revolving Commitment, Standby Letter of Credit Commitment and Letter of Credit Commitment, as adjusted from time to time pursuant to Section 2.8, below.

                  1.1.30 "Commitment Fee" will have the meaning given to that term in Section 2.13.2(b), below.

                  1.1.31 "Construction Account" will mean the account described in Section 4.2 of this Third Restated Credit Agreement.

                  1.1.32 "Continuation Date" will mean the date on which an Advance is continued as the same Type of Advance for a successive Interest Period upon expiration of the preceding Interest Period (subject to Section 2.5, below).

                  1.1.33 "Conversion Date" will mean the date on which an Advance is converted into a different Type of Advance (subject to Section 2.5, below).

                  1.1.34 "Credit Facilities" will mean the Revolving Credit Facility and the Letter of Credit Facilities evidenced by this Third Restated Credit Agreement as described in Section 2, below.

                  1.1.35 "Current Assets" will mean cash, short term investments, accounts receivable, inventory and prepaids, as determined in accordance with GAAP, specifically excluding balances deposited into the Sinking Fund Account and balances deposited into the Construction Account, notes receivable and deferred taxes.

                  1.1.36 "Current Debt" will mean any obligation for borrowed money payable on demand or within a period of one (1) year from the date of determination.

                  1.1.37 "Current Liabilities" will include Current Debt, accounts payable, accruals, tax liabilities and all other current liabilities, as determined in accordance with GAAP specifically excluding barter liabilities, borrowings under the Revolving Credit Facility and any current liabilities recorded on the Company's books associated with any Indiana Department of Environmental Management fine or liability. Excess Cash Flow payments into the Sinking Fund Account will be deducted from Current Liabilities.

                  1.1.38 "Current Ratio" will mean the ratio of (i) Current Assets to (ii) Current Liabilities.

                  1.1.39 "Date of Issuance" will mean the respective dates the Boone Alternate Letter of Credit, the Scottsburg Alternate Letter of Credit, or the 1997 Scottsburg Letter of Credit were issued and delivered to the Trustee, as the context requires.

                  1.1.40 "Default" will mean any event or condition which, with the passage of time, the giving of notice or the determination by the Agent or any of the Lenders, or any combination of the foregoing, would constitute an Event of Default.

                  1.1.41 "Default Rate" will mean four percent (4%) per annum plus the existing Interest Rate in effect from time to time while an Event of Default exists, but not more than the highest rate permitted by applicable law.

                  1.1.42 "Disclosure Schedule" will mean the updated schedules to be provided by the Company that are attached hereto as Exhibit B.

                  1.1.43 "Dollars" will mean lawful money of the United States of America.

                  1.1.44 "EBITDA" will mean net income (or loss) before interest, taxes, depreciation and amortization expenses.

                  1.1.45 "Eligible Accounts Receivable" will mean, at any time of determination thereof, all receivables of the Company which meet the following criteria for an Eligible Receivable at the time of creation and continue to meet the same at all times to the satisfaction of the Agent: (a) all payments due on the Receivable have been invoiced to the account debtor, are due not more than thirty (30) days after the date of the invoice rendered by the Company and the Receivable is not more than sixty (60) days past the due date thereof (or, if earlier, ninety (90) days past the invoice date); (b) the Receivable arose from a bona fide outright sale of goods by the Company, or from services performed by the Company, and such goods have been shipped to the account debtor or its designees (or the sale has otherwise been consummated), or the services have been performed for the account debtor; (c) the Receivable is based upon an enforceable order or contract, written or oral, for goods shipped or held or for services performed, and the same were shipped, held, or performed in accordance with such order or contract; (d) the amount shown on the books of the Company and on any invoice or statement delivered to the Agent in respect to the Receivable is owing to the Company;
                           (e) the Receivable is not subject to any claim of reduction, counterclaim, setoff, recoupment, or any claim for credits, allowances, or adjustments by the account debtor because of returned, inferior, or damaged goods or unsatisfactory services, or for any other reason, except for customary discounts allowed in the ordinary course of the Company's business and trade for prompt payment; (f) the account debtor has not returned or refused to retain, or otherwise notified the Company of any dispute concerning, or claimed nonconformity of, any of the goods or services from the sale of which the Receivable arose;
                           (g) the account debtor has not asserted, and the Company is not aware, that the Receivable is subject to any other setoff, net-out contract, offset, deduction, dispute, credit, counterclaim or other defense arising out of the transactions represented by the Receivable or independently thereof and the account debtor has not objected to its liability thereon; (h) the Receivable does not arise out of a contract with, or order from, an account debtor that, by its terms, forbids or makes void or unenforceable the assignment by the Company to the Agent of the Receivable arising with respect thereto; (i) the Receivable is free and clear of all security interests, liens, charges and encumbrances of any nature whatsoever other than any security interest deemed to be held by the Company, or any security interest created pursuant to the Security Documents or Permitted Liens; (j) the Receivable constitutes an "account", "chattel paper", "contract right", "instrument" or "general intangible" within the meaning of the Uniform Commercial Code of the state in which the Receivable is located; (k) the Company has not received any note, trade acceptance, draft or other instrument with respect to, or in payment of, the Receivable, nor any chattel paper with respect to the goods giving rise to the Receivable, unless, if any such instrument or chattel paper has been received, the Company immediately notified the Agent and, at the latter's request, endorsed or assigned and delivered the same to the Agent; (l) the Company is not aware of the death of the account debtor, the dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, the account debtor;
                           (m) the account debtor is not a Subsidiary or other Affiliate of the Company; (n) the account debtor is not the United States of America, or any department, agency or instrumentality thereof, unless the
                           Company: (1) submits documentation with respect to such Receivable to the Agent establishing that such Receivable does not grow out of a progress payment agreement, (2) the Company assigns its right to payment of such Receivables to the Agent pursuant to the Assignment of Claims Act of 1940, as amended, (31 U.S.C. Sections 203 et seq.) or any other similar applicable law, and (3) the Agent determines that such Receivable is absolute, unconditional and in compliance with all applicable laws and regulations and the lien rights of the Agent have been perfected therein; (o) the account debtor is not incorporated in or primarily conducting business in any jurisdiction located outside the United States; (p) the Receivable complies with all material requirements of all applicable Laws and regulations, whether Federal, state or local (including, without limitation, usury laws and laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy); (q) to the knowledge of the Company after reasonable investigation, the Receivable, when invoiced, will be in full force and effect and will constitute a legal, valid and binding obligation of the account debtor enforceable in accordance with its terms; (r) the account is denominated in and provides for payment by the account debtor in Dollars; (s) the Receivable has not been and is not required to be charged off or written off as uncollectible in accordance with GAAP or the customary business practice of the Company to which it is owed; (t) the Agent possesses a valid, perfected, first priority security interest in such Receivable as security for payment of the Obligations and such Receivable is subject to no liens other than Permitted Liens; (u) not more than 50% of the Receivable(s) of the respective account debtor have remained due or unpaid for more than sixty (60) days from the due date thereof or more than ninety (90) days after the date of the original invoice issued by the Company with respect to the sale giving rise thereto; (v) there shall be deducted from the face amount of each Receivable all payments, adjustments and credits applicable thereto; (w) the Agent has not deemed the Receivable ineligible because of reasonable uncertainty as to the creditworthiness of the account debtor or because the Agent otherwise reasonably considers the collateral value thereof to the Agent to be impaired or its ability to realize such value to be insecure; (x) the Receivable is not based upon a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, or any other repurchase or return basis, PROVIDED that up to $250,000 in the aggregate of such Receivables will not be Ineligible Accounts Receivable solely because they arise from sales on a bill-and- hold basis; and (y) the Receivable is not a contra account, government receivable, intercompany account or a reserve or discount. In the event of any dispute under the foregoing criteria, as to whether a Receivable is, or has ceased to be, an Eligible Account Receivable, the decision of the Agent shall control. Any Receivable which is at any time an Eligible Account Receivable, but which subsequently fails to meet the criteria for an Eligible Account Receivable, shall immediately cease to be an Eligible Account Receivable.

                  1.1.46 "Eligible Inventory" or "Eligible Inventories" will mean at the time of any determination thereof, the book value (calculated in accordance with GAAP) of such Inventory of raw materials and finished goods of the Company, not to exceed the lesser of (i) 80% of Eligible Accounts Receivables or (ii) $2,500,000, as the Agent, in its reasonable discretion, shall elect to consider Eligible Inventory for purposes of this Third Restated Credit Agreement (such value to be determined by the Agent in its reasonable discretion taking into consideration, among other factors, the lower of its cost or market value, and appropriate reserves, including but not limited to reserves and adjustments as appearing in the Company's general ledger with the exception of LIFO), but in each case only to the extent the Agent possesses a valid, perfected, first priority security interest in such Inventory as security for payment of the Obligations and such Inventory is subject to no liens other than Permitted Liens. Without limiting the generality of the foregoing, Eligible Inventory will not include
                           (a) any Inventory located outside of the United States, (b) any Inventory not in the actual possession of the Company or any Inventory in the possession of a bailee, warehouseman, consignee, subcontractor or similar third party; provided, however, that up to $500,000 of Inventory in the possession of a consignee will be Eligible Inventory if the Company has protected its interest in such consigned Inventory in accordance with applicable law and to the Lenders' reasonable satisfaction, including but not limited to filing (and continuing as and when required) UCC financing statements giving notice of the consignment and giving written notice of the consignment to all secured parties claiming a security interest in the consignee's inventory, in each case prior to such consignee receiving any Inventory, and if the Lenders' security interest in such Inventory remains a perfected first priority security interest, (c) any Inventory subject to lien or claim of title of a Governmental Authority under 32 C.F.R. Section 7-104.35(b)/FAR 52.232.16,
                           (d) any Inventory consisting of work in process, packing, packaging and/or shipping supplies or materials, including but not limited to solvents, melts and plastic film inventories, (e) any Inventory located on a leasehold as to which the lessor has not entered into a consent and agreement with the Agent providing the Agent with the right to receive notice of default and/or termination of the lease and the right to repossess such Inventory and enter upon such premises at any time and such other rights as may reasonably be required by the Agent, (f) any Inventory that is evidenced by a Receivable or the subject of any advance payment or progress payment, and (g) any Inventory which the Agent reasonably determines at any time and in good faith to be defective, in poor condition, unmerchantable or obsolete. Inventory which is at any time Eligible Inventory, but which subsequently fails to meet the criteria for Eligible Inventory, shall immediately cease to be Eligible Inventory for the purpose of determining the Borrowing Base under this Third Restated Credit Agreement. Notwithstanding item (d) above, plastic film inventory subject to a repurchase agreement with the seller, conditionally assigned to the Lenders in form and substance acceptable to the Agent may be included in Eligible Inventory at the Lenders' sole discretion.

                  1.1.47 "Eligible Investments" means (i) obligations issued or guaranteed by any state or political subdivision thereof rated A higher by Moody's Investors Services Inc. or rated A-2 or higher by Standard and Poor's Corporation, or their successor; (ii) shares of a money market mutual fund the assets of which are exclusively invested in obligations of the type described in (i) above; and (iii) investments expressly approved by Bond Counsel in writing; PROVIDED that any such investment or deposit is not prohibited by law.

                  1.1.48 "ERISA" will mean the Employee Retirement Income Security Act of 1974, or any successor statute, as amended or supplemented from time to time.

                  1.1.49 "ERISA Affiliate" will mean any person (as defined in Section 3(a)) of ERISA including each trade or business (whether or not incorporated) that together with the Company, or any Subsidiary thereof, would be deemed to be a "single employer" or member of the same "controlled group" within the meaning of Section 414 of the Code.

                  1.1.50 "Eurocurrency Liabilities" will have the meaning given such term in Regulation D of the Board of Governors of the Federal Reserve

                           System, as in effect from time to time.

                  1.1.51 "Eurodollar Rate" will mean, with respect to any Eurodollar Rate Advance and its related Eurodollar Interest Period, the interest rate per annum equal to the rate per annum (rounded upwards, if necessary, to the nearest 1/8 of 1%), determined by the Agent by dividing (a) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the eurodollar rate two Business Days before the first day of such Eurodollar Interest Period for delivery on the first day of such Eurodollar Interest Period, in an amount substantially equal to such Eurodollar Rate Advance and for a period equal to such Eurodollar Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Eurodollar Interest Period. The Eurodollar Rate will be adjusted automatically on the effective date of any change in the Eurodollar Rate Reserve Percentage, such adjustment to affect any Eurodollar Rate Advance outstanding on such effective date.

                  1.1.52 "Eurodollar Rate Advance" will mean any Advance as to which the Company has elected an Interest Rate that is based upon the Eurodollar Rate.

                  1.1.53 "Eurodollar Rate Reserve Percentage" will mean for any day, the maximum reserve percentage (rounded upward if necessary, to the next higher 1/100 of 1%), as determined by the Agent, which is in effect on such day as prescribed from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental, marginal, special or other reserve requirements) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to the term of the relevant Eurodollar Rate Advance.

                  1.1.54 "Event of Default" will mean any of the events listed in Section 11 of this Third Restated Credit Agreement.

                  1.1.55 "Excess Cash Flow" will mean Operating Cash Flow less the sum of principal payments on long term debt (excluding scheduled Optional Redemptions of the Bonds) including capitalized lease payments, capital expenditures using funds other than borrowed funds, permitted dividends, taxes, quarterly deposits to the Sinking Fund Account and required cash payments made to the Indiana Department of Environmental Management, and specifically excluding deposits of payments on the BKS Enterprises, Inc. Promissory Note, proceeds from the sale of assets or equity contributions.

                  1.1.56 "Federal Funds Rate" will mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  1.1.57 "Fiscal Quarter" means each three (3) month fiscal period of the Company.

                  1.1.58 "Fiscal Year" means each annual fiscal period of the Company ending on or about March 31.

                  1.1.59 "Fixed Rate" will mean the Treasury Rate plus the Applicable Margin.

                  1.1.60 "GAAP" will mean generally accepted accounting principles.

                  1.1.61 "Governmental Authority" will mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any department, commission, board, bureau, agency, administration, service or other instrumentality of the United States of America, of any state, the District of Columbia, municipality or any other governmental entity.

                  1.1.62 "Hazardous Wastes", "hazardous substances" and "pollutants or contaminants" will mean any substances, waste, pollutant or contaminant now or hereafter included with any respective terms under any now existing or hereinafter enacted or amended federal, state or local statute, ordinance, code or regulation designed to protect the environment, including but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.

                           Section 9601 ET SEQ. ("CERCLA").

                  1.1.63 "Indebtedness" will mean, for any Person, without duplication, the following: (a) all obligations (including capitalized lease obligations) which in accordance with GAAP would be shown on a balance sheet as a liability; (b) all obligations for borrowed money or for the deferred purchase price of property or services; (c) all guarantees, reimbursement, payment or similar obligations, absolute, contingent or otherwise, under acceptance, letter of credit or similar facilities; and (d) all Indebtedness of any other Person secured by (or for which the holder of such Indebtedness has a right, contingent or otherwise, to be secured by) any lien of any kind upon or in property or assets owned by such Person, whether or not such Person has assumed or become liable for the payment of any such Indebtedness.

                  1.1.64 "Indenture" will mean the Boone Indenture, the Scottsburg Indenture, and the 1997 Scottsburg Indenture collectively and individually as the context requires.

                  1.1.65 "Interest Draft" will mean a drawing under Exhibit A to any Letter of Credit to be used for payment of interest due on the applicable Bonds.

                  1.1.66 "Interest Period" will mean, with respect to any (a) Base Rate Advance, a period commencing on the Borrowing Date or Conversion Date thereof, as applicable, and ending on a date designated by the Company in the related Notice of Conversion; (b) Eurodollar Rate Advance, a period commencing on the Borrowing Date, Conversion Date or Continuation Date thereof, as applicable, and ending on a date thirty
                           (30), sixty (60), ninety (90) or one hundred eighty
                           (180) days thereafter, as designated by the Company in the related Notice of Borrowing, Notice of Conversion or Notice of Continuation; PROVIDED, HOWEVER, that:

                           a. the Company may not select any Interest Period that ends after the Termination Date;

                           b. whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; PROVIDED, HOWEVER, that such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

                           c. whenever the first day of any Interest Period occurs on the last Business Day of a calendar month (or on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), such Interest Period shall end on the last Business Day of such calendar month; and

                           d. in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which each preceding Interest Period expires.

                  1.1.67 "Interest Portion" will have the meaning ascribed to such term in the Letters of Credit.

                  1.1.68   "Interest Rate" will mean the applicable rates under
                           Section 2.7, below.

                  1.1.69 "Inventory" will have the meaning given that term in the Security Documents.

                  1.1.70 "Issuer" will mean Boone County and Scottsburg, individually or collectively as applicable.

                  1.1.71   "Items" will have the meaning given that term in
                           Section 3.1 of this Third Restated Credit Agreement.

                  1.1.72 "Letter of Credit" or "Letters of Credit" will mean the Scottsburg Alternate Letter of Credit, the Boone Alternate Letter of Credit, and the 1997 Scottsburg Letter of Credit individually and collectively as the context requires.

                  1.1.73 "Letter of Credit Amount" or Letter of Credit Amounts" will mean the Boone Alternate Letter of Credit Amount, the Scottsburg Alternate Letter of Credit Amount, and the 1997 Scottsburg Letter of Credit Amount, as applicable.

                  1.1.74 "Letter of Credit Commitment" will mean the commitment of the Agent on behalf of the Lenders to issue Letters of Credit pursuant to Section 2.10, below.

                  1.1.75 "Letter of Credit Documents" will mean the respective applications and agreements with respect to Letters of Credit and Standby Letters of Credit on the Agent's standard forms thereof (or such other form as the Agent and the Company or the Company may agree) signed at the time of issuance or renewal of such Letters of Credit or Standby Letters of

                           Credit.

                  1.1.76 "Letter of Credit Facilities" will mean the Credit Facilities described in Sections 2.10 and 2.11 of this Third Restated Credit Agreement.

                  1.1.77 "Letter of Credit Obligations" will mean an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and Standby Letters of Credit, plus (b) the aggregate amount of drawings under Letters of Credit and Standby Letters of Credit that have not then been reimbursed by the Company.

                  1.1.78 "Leverage Ratio" will mean the ratio of (i) all debt other than debt that has been subordinated to the Obligations in form and substance acceptable to the Lenders and accounts payable that arise in the ordinary course of the Company's business and are payable within ninety (90) days of receipt of the goods or service giving rise thereto, less the Sinking Fund Account balance and less the Construction Account balance to (ii) the Company's EBITDA, as determined in accordance with GAAP, calculated on a trailing four quarter basis.

                  1.1.79   "Levies" will have the meaning given that term in
                           Section 2.14 of this Third Restated Credit Agreement.

                  1.1.80 "Liquidity Period" will mean the period beginning on the date hereof and terminating on the first to occur of (i) the date the Letters of Credit terminate, (ii) the first date on which there are no longer any Bonds Outstanding other than Bonds secured by an Alternate Letter of Credit, and (iii) the date the Liquidity Period is terminated pursuant to Section 11.

                  1.1.81 "Loan Documents" will mean this Third Restated Credit Agreement, the Notes, the Security Documents, the Notices, the Letter of Credit Documents and such other agreements, instruments and documents, including but not limited to subordination and intercreditor agreements, powers of attorney, consents, reimbursement agreements, notices, certificates and all other written matter now or hereafter executed by or on behalf of the Company, and delivered to the Agent or Lenders in connection with this Third Restated Credit Agreement, together with all agreements, instruments and documents referred to therein or contemplated thereby.

                  1.1.82 "Long Term Rate" will have meaning ascribed to such term in the Boone Indenture or the Scottsburg Indenture, as applicable.

                  1.1.83 "Multiemployer Plan" will mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding five (5) plan years made or accrued an obligation to make contributions.

                  1.1.84 "Notes" will mean the Substituted Revolving Credit Notes, which shall be in the form attached to this Third Restated Credit Agreement as Exhibit D, and will include any amendments, extensions and renewals made thereto from time to time.

                  1.1.85 "Notice of Borrowing" will mean the notice required under Section 2.3, below, in the form attached to this Third Restated Credit Agreement as Exhibit E.

                  1.1.86 "Notice of Continuation" will mean the notice required under Section 2.5, below, in the form attached to this Third Restated Credit Agreement as Exhibit F.

                  1.1.87 "Notice of Conversion" will mean the notice required under Section 2.5, below, in the form attached to this Third Restated Credit Agreement as Exhibit G.

                  1.1.88 "Notice of Prepayment" will mean the notice required under Section 2.6, below.

                  1.1.89 "Notices" will mean all Notices of Borrowing, Notices of Continuation, Notices of Conversion, Notices of Prepayment, or any notice under Section 2.8, below, of termination or reduction.

                  1.1.90 "Obligations" will mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing to the Agent and/or any or all of the Lenders from the Company of any kind or nature arising under this Third Restated Credit Agreement, the Letters of Credit, the Standby Letters of Credit, the Letter of Credit Documents, the Notes or any of the Loan Documents, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease, or guaranty, whether under any interest or currency swap, future, option or similar agreement, or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise), whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and all charges, expenses, fees, including but not limited to reasonable attorneys' fees and expenses, and any other sums chargeable to the Company under any of the Obligations.

                  1.1.91 "Operating Cash Flow" will mean the sum of net income, plus or minus non-cash gains or losses (including depreciation and amortization) as determined in accordance with GAAP.

                  1.1.92 "Outstanding" when applied to the Bonds will have the meaning ascribed to such term in the Indenture.

                  1.1.93 "PBGC" will mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

                  1.1.94   "Permitted Liens" will mean:

                           a. liens securing the payment of taxes, either not yet due or the validity of which is being contested by the Person being charged in good faith by appropriate proceedings, and as to which it has set aside on its books adequate reserves to the extent required by GAAP;

                           b. deposits under workers' compensation, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                           c. liens imposed by law, such as carriers', warehousemen's or mechanics' liens, incurred by it in good faith in connection with the Scottsburg Expansion or in the ordinary course of business;

                           d. purchase money liens incurred in the connection with the acquisition of capital assets limited to the specific assets acquired with such financing (subject to the acquisition of such assets and incurrence of such debt being otherwise permitted by the terms of this Third Restated Credit Agreement);

                           e. liens in favor of Agent for the benefit of the Lenders under this Third Restated Credit Agreement or the Security Documents; and

                           f.       liens disclosed on the updated Disclosure
                                    Schedule.

                  1.1.95 "Person" will mean an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  1.1.96 "Plan" will mean any pension plan subject to the provisions of Title IV of ERISA or Section 412 of the Code and which is maintained for employees of the Company or any ERISA Affiliate.

                  1.1.97 "Potential Default" will mean any event or condition which may with lapse of time or notice or both constitute a Default or Event of Default.

                  1.1.98 "Prime Rate" will mean the rate established by the Agent from time to time based on its consideration of various factors, including money market, business and competitive factors, and is not necessarily Agent's most favored interest rate. Subject to any maximum or minimum interest rate limitations specified herein or by applicable law, if and when the Prime Rate changes while any indebtedness, principal or interest or any other amount remains outstanding under this Third Restated Credit Agreement, then in each such event, any rate of interest payable under this Third Restated Credit Agreement, the Notes or any of the other Loan Documents based on the Prime Rate will change automatically without notice to the Company effective the date of such change.

                  1.1.99 "Principal Portion" will have the meaning ascribed to such term in the Letters of Credit.

                  1.1.100 "Ratable Portion" will mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which will be the amount of such Lender's Revolving Commitment and the denominator of which will be the aggregate amount of all of the Lenders' Revolving Commitments, as the case may be; PROVIDED, HOWEVER, that as to any Lender that fails or refuses to make its Ratable Portion of any Advance (or to pay any required participation payment relative to any Letter of Credit or Standby Letter of Credit), such Lender's Ratable Portion of payments distributable to Lenders shall be adjusted accordingly.

                  1.1.101 "Redemption Draft" will mean a drawing under Exhibit C to any Letter of Credit to be used for payment of the portion of the redemption price of the applicable Bonds corresponding to the principal amount thereof to be redeemed and cancelled by the Issuer pursuant to the Indenture, or payment of the principal amount of such Bonds at their stated maturity or upon acceleration of payments due on such Bonds pursuant to the Indenture.

                  1.1.102 "Remarketing Agent" will mean (i) with respect to the Boone Bonds and the Scottsburg Bonds, The Ohio Company and (ii) with respect to the 1997 Scottsburg Bonds, PNC Capital Markets, Inc.

                  1.1.103 "Remarketing Agreement" means the Remarketing Agent's agreement to perform its duties under the Indenture.

                  1.1.104 "Reportable Event" will mean any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414).

                  1.1.105  [Intentionally Omitted].

                  1.1.106 "Responsible Officer" will mean, with respect to any Person, any of its financial officers, or its chairman, chief executive officer, president or any vice president.

                  1.1.107 "Revolving Commitment" will mean, as to any Lender, the dollar amount set forth opposite its name on Exhibit A hereto under the heading Revolving Commitment, as such amount may be reduced from time to time pursuant to Section 2.8, below.

                  1.1.108 "Revolving Conditions" will mean the conditions specified in Section 2.1, below.

                  1.1.109 "Revolving Credit Facility" will mean the Credit Facility described in Section 2.1, below.

                  1.1.110 "Revolving Credit Loans" will mean the advances made pursuant to Section 2.1. below.

                  1.1.111 "Scottsburg Expansion" will mean the proposed additional 50,000 square foot manufacturing and warehousing facility at the Company's Scottsburg, Indiana facility.

                  1.1.112 "Security Documents" will mean the security agreements, pledges, mortgages or other documents delivered by the Company to the Agent for the benefit of the Lenders now or in the future to encumber the Collateral in favor of the Agent for the benefit of the Lenders.

                  1.1.113 "Sinking Fund Account" will mean the account described in Section 4.1 of this Third Restated Credit Agreement.

                  1.1.114 "Standby Letter of Credit" or "Standby Letters of Credit" will mean Standby Letters of Credit issued pursuant to Section 2.11 of this Third Restated Credit Agreement to support the contingent obligation of the Company to pay a supplier amounts due under a purchase contract or for such other corporate purpose to which the Agent consents in its sole discretion.

                  1.1.115 "Standby Letter of Credit Commitment" will mean the Commitment of the Agent on behalf of the Lenders to issue Standby Letters of Credit in the aggregate not exceeding (a) the Available Commitment or (b) $500,000.

                  1.1.116 "Standby Letter of Credit Conditions" will mean the conditions specified in Section 2.11.1 of this Third Restated Credit Agreement.

                  1.1.117 "Standby Letter of Credit Disbursements" will have the meaning given that term in Section 2.11.5 of this Third Restated Credit Agreement.

                  1.1.118 "Standby Letter of Credit Facility" will mean the Credit Facility described in Section 2.11 of this Third Restated Credit Agreement.

                  1.1.119 "Subsidiary" will mean, as to any Person, any corporation, partnership, trust or other entity of which fifty percent (50%) or more of the stock (or equivalent ownership or controlling interest) having by the terms thereof ordinary voting power to elect a majority of the directors (if a corporation) or to select the trustee or exercise equivalent controlling interest (irrespective of whether or not at the time stock of any class or classes of such corporation or other interest of such entity shall have or might have voting power by reason of the happening of any contingency), is at any relevant time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or any combination thereof.

                  1.1.120 "Substituted Revolving Credit Notes" will mean the notes evidencing the Revolving Credit Loans, which shall be in the form attached hereto as Exhibit D, and will include all amendments, extensions and renewals made thereto from time to time.

                  1.1.121 "Tangible Net Worth" at any particular time, with respect to any particular Person, will mean (i) the sum of the amounts appearing on the balance sheet of such Person as (a) the stated value of all outstanding stock and (b) capital, paid-in and earned surplus; less (ii) the sum of (a) the deficit in any surplus or capital account, including treasury stock,
                           (b) any amounts at which shares of the capital stock of such Person appear on the asset side of such balance sheet, and (c) any amounts by which patents, trademarks, trade names, organizational expenses and other intangible items of similar nature and goodwill appear on the asset side of such balance sheet, all as of the last day of the month previous to such particular time. In calculating Tangible Net Worth, FASB 87 pension adjustments after Fiscal Year end 1994 will be excluded. With respect to the Company, subject to Section 10.7 below, any liability recorded on the Company's books associated with any fine or liability payable to the Indiana Department of Environmental Management will be added back to determine Tangible Net Worth, and Tangible Net Worth will not be increased by any conversion of shares or other changes in any of the capital accounts that do not result in a cash equity infusion to the Company.

                  1.1.122  "Taxes" will have the meaning given that term in
                           Section 2.14 of this Third Restated Credit Agreement.

                  1.1.123  "Tender Agent" will mean PNC Bank, National
                           Association.

                  1.1.124 "Tender Draft" will mean a drawing or drawings under Exhibit B to any Letter of Credit to be used for payment of the purchase price of the applicable Bonds tendered to the Tender Agent in accordance with the Indenture and not remarketed.

                  1.1.125 "Termination Date" will mean July 31, 2000; PROVIDED, HOWEVER, that the Termination Date will in no event be later than the date on which all of the Commitments for the Credit Facilities will have been terminated in whole, whether by expiration or upon acceleration.

                  1.1.126 "Third Restated Credit Agreement" or "Credit Agreement" will mean this Third Amended and Restated Credit, Reimbursement and Security Agreement and any amendments or supplements thereto made from time to time in accordance with Section 16.4, below.

                  1.1.127 "Total Revolving Commitment" will mean the aggregate of the Revolving Commitments.

                  1.1.128 "Treasury Rate" will mean the weekly average rate for United States Treasury Notes with maturities of five
                           (5) years (computed on a constant maturity basis) as published in the most current version of the Federal Reserve Board Publication HR.15 as determined by the Agent on any date of determination.

                  1.1.129 "Trustee" shall mean PNC Bank, National Association, as Trustee.

                  1.1.130 "Type of Advance" refers to the distinction between Advances bearing interest at the Base Rate or Eurodollar Rate.

                  1.1.131 "Unremarketed Tendered Bonds" means Bonds which (a) have been tendered for purchase pursuant to optional or mandatory tender provisions of the Bonds and Indenture, and (b) have not been successfully remarketed by the Remarketing Agent prior to 11:00 a.m. on the date of purchase thereof pursuant to such tender.

                  1.1.132 "Withdrawal Liability" will mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.SEQ LEVEL2 \H \R0

         1.2 OTHER ACCOUNTING DEFINITIONAL PROVISIONS. Unless otherwise specified, all accounting terms used herein and all accounting determinations made hereunder shall be made in accordance with GAAP, applied consistently with the audited financial statements of the Company for the fiscal year ended March 29, 1998, except for any inconsistency resulting from any change in accounting principles or methods adopted by the Company with the agreement of its independent certified public accountants; PROVIDED, HOWEVER, that if any change in GAAP or its application occurs hereafter or if the Company adopts a change to its accounting principles or methods with the agreement of its independent certified public accountants, and such change results in a change in the calculations of any financial covenants or restriction set forth in this Third Restated Credit Agreement, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenant or restriction so as to equitably reflect such change, with the desired result being that the criteria for evaluating the financial condition and results of operations of the Company shall be the same after such change as if such change had not been made. Pending the resolution of any such negotiations, the Company will provide to each Lender such unaudited financial statements and proforma statements using the accounting methods and principles used in the preparation of the audited financial statements for the year ended March 29, 1998 as are necessary to enable the Lenders to test the financial covenants and restrictions contained herein.

         1.3 OTHER DEFINITIONAL PROVISIONS. All terms defined in this Third Restated Credit Agreement in the singular will have comparable meanings when used in the plural and vice-versa. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Third Restated Credit Agreement will mean this Third Restated Credit Agreement as a whole and not any particular provision of this Third Restated Credit Agreement.SEQ LEVEL1 \H \R0

2.       CREDIT FACILITIES.

         2.1      REVOLVING CREDIT FACILITY.

                  2.1.1 Each Lender severally agrees to make, subject to the terms and conditions herein set forth, Revolving Credit Loans to the Company on any Business Day during the period from the Closing Date to the Business Day preceding the Termination Date upon the request of the Company in an amount not to exceed the Available Commitment of such Lender; PROVIDED that:

                           a. such Lender's Ratable Portion of the Aggregate Outstanding Revolving Credit shall not exceed at any time such Lender's Revolving Commitment;

                           b. the Aggregate Outstanding Revolving Credit shall not exceed at any time the Borrowing Base; and

                           c.       no Default or Event of Default exists.

                  2.1.2 Within the above-described limits, the Company may borrow under this Section 2.1, prepay pursuant to
                           Section 2.6.1, below, and reborrow under this Section 2.1.

                  2.1.3 The Revolving Credit Loans will be evidenced by the Substituted Revolving Credit Notes and will bear interest and be payable in the manner set forth herein and therein. The Company will pay to the Agent for the account of the Lenders the outstanding principal amount of, and all accrued and unpaid interest on, all Revolving Credit Loans on the Termination Date.

                  2.1.4 The initial term of the Revolving Credit Loans and the Substituted Revolving Credit Notes will commence on the Closing Date and expire on July 31, 2000. On each anniversary date of the Substituted Revolving Credit Notes, the Substituted Revolving Credit Notes and the Revolving Credit Loans may be extended, in the sole discretion of the Lenders, for additional periods of one (1) year each upon the request of the Company by written notice given to the Agent at least sixty (60) days prior to the anniversary date.SEQ LEVEL2 \H \R0 The failure of the Lenders to respond to such request within thirty (30) days after receipt of such notice shall be deemed to be a denial of the request.

         2.2      [INTENTIONALLY OMITTED].

         2.3      MANNER OF BORROWING.

                  2.3.1 REVOLVING BORROWINGS. Except as otherwise provided herein, the Company will give the Agent a Notice of Borrowing with respect to each Borrowing under the Revolving Credit Facilities, not later than 11:00 a.m. (Cincinnati time) on (a) the Business Day of the proposed Borrowing Date in the case of a Borrowing consisting of Base Rate Advances and (b) two (2) Business Days prior to the proposed Borrowing Date, in the case of a Borrowing consisting of Eurodollar Rate Advances. The Agent will give to each Lender prompt notice thereof by telex, telecopier or cable. Each Notice of Borrowing shall be by telecopier (or by telephonic notice confirmed in writing by a Notice of Borrowing delivered no later than the close of business on the day on which such telephonic notice is given), specifying therein all matters required by such Notice, including but not limited to the requested (i) Borrowing Date, (ii) Credit Facility under which such Borrowing is to be made, (iii) the amount and Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing, and (v) in the case of a Borrowing consisting of Eurodollar Rate Advances the initial Interest Period for each such Advance. In the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the Agent shall promptly notify each Lender of the applicable Eurodollar Rate. Each Revolving Loan that is a Base Rate Advance shall be in an aggregate principal amount of $250,000 or in integral multiples of $50,000 in excess thereof. Each Revolving Loan that is a Eurodollar Rate Advance shall be in an aggregate principal amount of $500,000 or in integral multiples of $100,000 in excess thereof. The Lenders will have no obligation to make Eurodollar Rate Advances prior to January 31, 1999. The Lenders will have no obligation to make Eurodollar Rate Advances if thereafter there would be outstanding Eurodollar Rate Advances with Interest Periods that end on more than two (2) different dates. If the Company fails to specify an Interest Period with respect to a Eurodollar Rate Advance, or fails to specify the Type of any Advance, or fails to provide any other information required by such Notice as to an Advance, the Company shall be deemed to have selected a Borrowing that is a Base Rate Advance. Each Lender shall, before 1:00 p.m. (Cincinnati time) on the Borrowing Date, make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's Ratable Portion of such Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 7 hereof, the Agent will make such funds available to the Company by crediting the Cash Collateral Account.

                  2.3.2    [INTENTIONALLY OMITTED].seq level2 \h \r0

         2.4      ADDITIONAL PROVISIONS REGARDING FUNDING.

                  2.4.1 As to all Advances, the Agent may assume that each Lender will make its Advances available to the Agent on the Borrowing Date in accordance with this Third Restated Credit Agreement and the Agent may, but shall not be obligated to, advance to the Company on such Lender's behalf such Lender's Advance, or any portion of such share, for the account of such Lender unless such Lender shall have notified the Agent in writing (a) in the case of a Base Rate Advance, prior to 2:00 p.m. (Cincinnati time) on the Borrowing Date, or (b) in the case of any other Advance, prior to 2:00 p.m. (Cincinnati time) on the Business Day prior to the Borrowing Date, that funds will not be made available by such Lender for such Advance, in which case the Agent promptly shall notify the Company of such fact. If any such funds are so advanced by the Agent, such Lender and the Company severally agree to pay such amount to the Agent, forthwith on demand, but no later than the Wednesday following the date such funds are advanced, together with interest thereon for each day from the date such amount is made available to the Company until the date such amount is paid to the Agent, at (i) in the case of the Company, a rate per annum equal to the Interest Rate payable by the Company with respect to such Loan in effect from time to time while such Advance is outstanding and (ii) in the case of such Lender, two percent (2%) in excess of the Federal Funds Rate. If such Lender shall pay to the Agent such amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing.

                  2.4.2 No Lender's obligation to make any Advance shall be affected by any other Lender's failure to make funds available for the same or any other Borrowing, nor shall any Lender be liable for the failure of any other Lender to fulfill an obligation to make any Advance.SEQ LEVEL2

                               \H \R0

         2.5      CONVERSIONS AND CONTINUATION OF ADVANCES.

                  2.5.1 OPTIONAL CONVERSION. Subject to the terms and conditions of this Third Restated Credit Agreement and provided that no Default or Event of Default shall have occurred and be continuing, upon delivery to the Agent of a Notice of Conversion, the Company
                           (a) may convert any Eurodollar Rate Advance under the Revolving Credit Facility upon expiration of the applicable Interest Period, or may convert any Base Rate Advance under the Revolving Credit Facility at any time, to a Eurodollar Rate Advance or a Base Rate Advance, as the case may be, under the same Credit Facility. Any such Notice of Conversion shall be delivered to the Agent prior to 11:00 a.m. (Cincinnati time) two (2) Business Days prior to the proposed Conversion Date (which must, except for conversions to Base Rate Advances, be the last day of the applicable Interest Period). The Agent will give to each Lender prompt notice thereof by telex, telecopier or cable. Each Notice of Conversion shall be by telex, telecopier or cable (or by telephone notice confirmed in writing by a Notice of Conversion delivered no later than the close of business on the day on which such telephonic notice is given), specifying therein all matters required by such Notice, including but not limited to the following:
                           (a) the requested Conversion Date (which must be a Business Day), (b) the amount and Type of Advances to be converted and (c) if such conversion is to a Eurodollar Rate Advance, the initial Interest Period for such Advance. Notwithstanding the foregoing, each converted Advance that is a Eurodollar Rate Advance shall be in an aggregate principal amount of $500,000 or in integral multiples of $100,000 in excess thereon or in the full remaining principal amount thereof; and after giving effect to any such conversion there shall not be outstanding, under the Revolving Credit Facility, Eurodollar Rate Advances with Interest Periods that end on more than two (2) different dates; and no Advance shall be converted to an Advance under a Credit Facility other than the Credit Facility under which such Advance originally was made.

                  2.5.2 CONTINUATION. Subject to the terms and conditions of this Third Restated Credit Agreement and provided that no Default or Event of Default shall have occurred and be continuing, the Company may elect to continue any Eurodollar Rate Advance under a Credit Facility as such under such Credit Facility (at the Interest Rate applicable to such Type of Advance determined as of the new Interest Period) upon expiration of the applicable Interest Period by delivering to the Agent a Notice of Continuation prior to 11:00 a.m. (Cincinnati time) two (2) Business Days prior to the last day of the then current Interest Period applicable to such Advance. The Agent will give to each Lender prompt notice thereof by telex, telecopier or cable. Each Notice of Continuation shall be by telex, telecopier or cable (or by telephone notice confirmed in writing by a Notice of Continuation delivered no later than the close of business on the day on which such telephonic notice is given), specifying therein all matters required by such Notice, including but not limited to the following: (a) the requested Continuation Date (which must be a Business Day), (b) the amount and Type of Advances to be continued and (c) the Interest Period for such continued Advance. Notwithstanding the foregoing, each such continued Advance shall be in an aggregate principal amount of $500,000 or in integral multiples of $100,000 in excess thereof or in the full remaining principal amount thereof; and after giving effect to any such continuation there shall not be outstanding under the Revolving Credit Facility Eurodollar Rate Advances with Interest Periods that end on more than two (2) different dates.

                  2.5.3 AUTOMATIC CONVERSION. If the Company shall fail to give a timely and complete Notice of Conversion or Notice of Continuation with respect to an outstanding Advance in accordance with this Third Restated Credit Agreement, or any requested conversion or continuation otherwise fails to satisfy the applicable requirements of this Third Restated Credit Agreement, the Company shall be deemed to have elected to convert such outstanding Advance to a Base Rate Advance on the last day of the applicable Interest Period. Advances also are subject to automatic conversion under the circumstances set forth in Section 2.16, below.SEQ LEVEL2 \H \R0

         2.6      PREPAYMENT OF REVOLVING CREDIT FACILITY.

                  2.6.1 OPTIONAL PREPAYMENT. Subject to the terms and conditions of this Third Restated Credit Agreement, the Company may elect to prepay all or any part of an Advance (except for Eurodollar Rate Advances) at any time by delivering to the Agent a Notice of Prepayment prior to the proposed prepayment in the case of a Base Rate Advance, and at least three (3) Business Days prior to the proposed date of prepayment in the case of a Eurodollar Rate Advance, provided that each such partial prepayment of any Advance other than a Base Rate Advance shall be in an aggregate principal amount of $250,000 or an integral multiply of $50,000 in excess thereof and provided further that each prepayment of any Advance shall be accompanied by payment of the accrued interest to the date of prepayment on the principal amount prepaid and any amounts payable pursuant to Section 2.17 hereof as a result of such prepayment. Each Notice of Prepayment must specify, as to each Advance being prepaid, the proposed prepayment date, the Advance being prepaid and the aggregate principal amount of the prepayment. All prepayments shall be paid to the Agent.

                  2.6.2 MANDATORY PREPAYMENT. In the event that the Aggregate Outstanding Revolving Credit would in whole or in part exceed any applicable Revolving Commitment, whether after giving effect to any reduction or termination of the applicable Total Revolving Commitment or otherwise, the Company shall, within one (1) Business Day, make a prepayment of principal in an amount sufficient to eliminate the excess, plus all accrued interest thereon and any amounts payable pursuant to Section 2.17 hereof.SEQ LEVEL2 \H \R0

         2.7      INTEREST ON THE ADVANCES.

                  2.7.1 INTEREST RATES ON REVOLVING CREDIT LOANS. Each Revolving Loan shall bear interest from the Borrowing Date thereof on the principal amount thereof from time to time outstanding until due and payable (whether at the stated maturity, by acceleration or otherwise) as follows: (a) in the case of a Base Rate Advance, at a fluctuating rate per annum equal to the Base Rate as from time to time in effect plus the Applicable Margin and (b) in the case of a Eurodollar Rate Advance, at a rate per annum equal to the Eurodollar Rate for the Interest Period applicable to such Eurodollar Rate Advance plus the Applicable Margin. Commencing with the Fiscal Quarter ending December 27, 1998, the Applicable Margin will change if the Company has maintained the specified Leverage Ratio for the two immediately preceding Fiscal Quarters (for example, if the Company has maintained the specified Leverage Ratio for the Fiscal Quarter ending September 27, 1998 and for the Fiscal Quarter ending December 27, 1998, the Applicable Margin will change). The Applicable Margin will be adjusted as of the first day of the month following delivery of the quarterly financial statements required hereunder based upon the Leverage Ratio determined by the Agent pursuant to those financial statements; PROVIDED that if the Company fails to deliver such financial statements as and when required by this Third Restated Credit Agreement the Applicable Margin will automatically be increased to the highest rate permitted hereunder.

                  2.7.2    [INTENTIONALLY OMITTED].

                  2.7.3    [INTENTIONALLY OMITTED].

                  2.7.4    REVOLVING CREDIT LOANS INTEREST PAYMENT DATES.

                           2.7.4.1 Accrued interest under the Revolving Credit Loans shall be payable (i) monthly on the first day of each month, (ii) on the date any such Advance is converted or continued (if applicable) or paid in full, (iii) on the Termination Date, and (iv) after maturity, on demand.

                           2.7.4.2  [Intentionally Omitted].seq level3 \h \r0

                  2.7.5 DEFAULT RATE. Upon the occurrence and during the continuance of any Event of Default, the unpaid principal amount of each Advance, and to the extent not paid when due, the unpaid amount of all interest, fees, expenses and other amounts payable hereunder, shall bear interest at the Default Rate in effect from time to time. The waiver by the Agent of the right to charge the Default Rate, the failure of the Agent to charge the Default Rate or the acceptance by the Agent of any payment bearing interest at the Default Rate, in any instance, shall not prejudice any of the Agent's rights or remedies contained herein or be deemed to extend the applicable cure period for the Default in question or to create any cure period for any default for which this Third Restated Credit Agreement does not specifically provide a cure period.SEQ LEVEL2 \H \R0

         2.8 TERMINATION OR REDUCTION OF REVOLVING COMMITMENT AND STANDBY LETTER OF CREDIT COMMITMENT BY THE COMPANY. The Company shall have the right from time to time to terminate the Standby Letter of Credit Commitment and/or Revolving Commitment, or reduce the Standby Letter of Credit and/or Revolving Commitment upon not less than thirty (30) Business Days' prior notice by the Company to the Agent in writing or by telecopy or facsimile transmission, which notice shall (a) specify the Commitment being terminated or the Commitment being reduced,
                  (b) specify the effective date of such termination or reduction, (c) be irrevocable and effective only upon receipt by the Agent and (d) be signed by an Authorized Employee of the Company; PROVIDED, HOWEVER, that after giving effect to any such termination or reduction, all applicable Standby Letter of Credit Conditions and/or Revolving Conditions must be satisfied. Any optional reduction of the Revolving Commitment shall be in the amount of $500,000 or in integral multiples of $100,000 in excess thereof or in the full amount of the Commitment as then in effect. Any termination or reduction pursuant to this Section 2.8 shall be permanent. The Agent promptly shall give notice to each Lender of any termination or reduction hereunder. Any such termination or reduction shall be accompanied by a payment of accrued but unpaid interest, principal in an amount sufficient to eliminate the excess over the Commitment as reduced or terminated, the accrued but unpaid Commitment Fee with respect to the amount of the Commitment that is terminated or reduced and any amounts payable pursuant to Section 2.17, below.

         2.9 RECORDS. Each Lender is hereby authorized by the Company to record on the schedule attached to the Notes or in its books and records, the date, amount, Interest Rate, and applicable Interest Period, if any, of each Advance made to the Company, the date and amount of each payment of principal or interest thereon, and the other information provided for on such schedule, which schedule or books and records, as the case may be, will constitute PRIMA FACIE evidence of the accuracy of the information so recorded, PROVIDED, HOWEVER, that failure of any Lender to record, or any error in recording, any such information will not relieve the Company of its obligation to repay the outstanding principal amount of the Advances, all accrued interest thereon, and other amounts payable with respect thereto in accordance with the terms of the Notes and this Third Restated Credit Agreement.

         2.10     LETTER OF CREDIT FACILITIES.

                  2.10.1 ISSUANCE OF SCOTTSBURG ALTERNATE LETTER OF CREDIT. The Company has requested the Agent, as agent and for the account of the Lenders, to issue the Scottsburg Alternate Letter of Credit to the Trustee. Subject to the conditions precedent hereinafter set forth, the Agent has issued, and the Lenders hereby confirm the authority of the Agent to issue, to the Trustee pursuant to the request of the Company the Scottsburg Alternate Letter of Credit in the Scottsburg Alternate Letter of Credit Amount and substantially in the form attached hereto as Exhibit I. The Interest Portion of the Scottsburg Alternate Letter of Credit Amount has been established on the basis of two hundred ten (210) days' interest on the Scottsburg Bonds, at an assumed maximum interest rate of 15% per annum. The Scottsburg Alternate Letter of Credit shall expire at 5:00 p.m. on July 31, 2000, or if such day is not a Business Day, on the next succeeding Business Day, subject to renewal as provided therein. The Scottsburg Alternate Letter of Credit is subject to prior automatic termination as provided therein. The payment of all drawings honored under the Scottsburg Alternate Letter of Credit will be made with the Agent's own funds. Draws under the Scottsburg Alternate Letter of Credit are not available to pay any amounts due under any other Letter of Credit.

                  2.10.2 ISSUANCE OF BOONE ALTERNATE LETTER OF CREDIT. The Company has requested the Agent, as agent and for the account of the Lenders, to issue the Boone Alternate Letter of Credit to the Trustee. Subject to the conditions precedent hereinafter set forth, the Agent has issued, and the Lenders hereby confirm the authority of the Agent to issue, to the Trustee pursuant to the request of the Company, as of the date of execution and delivery of the Credit Agreement, the Boone Alternate Letter of Credit in the Boone Alternate Letter of Credit Amount and substantially in the form attached hereto as Exhibit J. The Interest Portion of the Boone Alternate Letter of Credit Amount has been established on the basis of two hundred ten (210) days' interest on the Boone Bonds, at an assumed maximum interest rate of 15% per annum. The Boone Alternate Letter of Credit shall expire at 5:00 p.m. on July 31, 2000, or if such day is not a Business Day, on the next succeeding Business Day, subject to renewal as provided therein. The Boone Alternate Letter of Credit is subject to prior automatic termination as provided therein. The payment of all drawings honored under the Boone Alternate Letter of Credit will be made with the Agent's own funds. Draws under the Boone Alternate Letter of Credit are not available to pay any amounts due under any other Letter of Credit.

                  2.10.3   [INTENTIONALLY OMITTED].

                  2.10.4 ISSUANCE OF 1997 SCOTTSBURG LETTER OF CREDIT. The Company has requested the Agent, as agent and for the account of the Lenders, to issue the 1997 Scottsburg Letter of Credit to the Trustee. Subject to the conditions precedent hereinafter set forth, the Agent has issued, and the Lenders hereby confirm the authority of the Agent to issue, to the Trustee pursuant to the request of the Company, the 1997 Scottsburg Letter of Credit in the 1997 Scottsburg Letter of Credit Amount and substantially in the form attached hereto as Exhibit O. The Interest Portion of the 1997 Scottsburg Letter of Credit Amount has been established on the basis of sixty (60) days' interest on the 1997 Scottsburg Bonds, at an assumed maximum interest rate of 10% per annum. The 1997 Scottsburg Letter of Credit shall expire at 5:00 p.m. on July 31, 2000, subject to renewal as provided therein. The 1997 Scottsburg Letter of Credit is subject to prior automatic termination as provided therein. The payment of all drawings honored under the 1997 Scottsburg Letter of Credit will be made with the Agent's own funds. Draws under the 1997 Scottsburg Letter of Credit are not available to pay any amounts due under any other Letter of Credit.

                  2.10.5 REIMBURSEMENT AND OTHER PAYMENTS. The Company hereby agrees to pay or cause to be paid to the Agent:

                           2.10.5.1 a sum equal to each amount drawn under the
                                    Letters of Credit by an Interest Draft, on the same Business Day that such amount is so drawn after such draw is honored by the Agent;

                           2.10.5.2 a sum equal to each amount drawn against the
                                    Interest Portion of the Letter of Credit
                                    Amounts by a Tender Draft (a) in the case of any such amount drawn on an Interest Payment Date (as defined in the Indenture) of the Bonds being purchased with the proceeds of such Tender Draft, the same Business Day that such amount is so drawn after such draw is honored by the Agent, and (b) in all other cases, on the first to occur of (i) the first Business Day of the first calendar month following the calendar month in which such amount is so drawn, (ii) the date on which the Bonds purchased with the proceeds of such Tender Draft are remarketed by the Remarketing Agent and the proceeds thereof delivered to the Trustee, (iii) the date on which the Bonds purchased with the proceeds of such Tender Draft are redeemed or otherwise paid in full, or (iv) the date the Liquidity Period terminates;

                           2.10.5.3 a sum equal to each amount drawn against the
                                    Principal Portion of the Letter of Credit
                                    Amounts by a Tender Draft (for the purpose of this subparagraph 2.10.5.3 the "Principal Draft Amount") payable as follows:

                                    a.       Subject to the terms set forth in
                                             this Section 2.10.5, the Agent will
                                             hold Unremarketed Tendered Bonds
                                             for up to four hundred fifty-eight
                                             (458) days. During the period, if
                                             any, that Unremarketed Tendered
                                             Bonds are held by the Agent, the
                                             Company will continue to make all
                                             Sinking Fund Account payments and
                                             principal and interest payments on
                                             such Bonds. Upon payment in full of
                                             all sums due the Agent in
                                             connection with any Tender Draft,
                                             the Agent will deliver any Bonds
                                             held by the Agent, or its agent, in
                                             connection with such Tender Draft
                                             to such person or persons as the
                                             Trustee or Company may direct. In
                                             the event that there shall be a
                                             Tender Draft on or after four
                                             hundred fifty-eight (458) days
                                             after the first Tender Draft, the
                                             Company will pay to the Agent on
                                             each
                                             day after any payment is made under
                                             any of the Letters of Credit
                                             pursuant to any Tender Draft an
                                             amount equal to such amount so paid
                                             under the Letters of Credit. On the
                                             first to occur of (i) the
                                             termination of a Letter of Credit
                                             in accordance with its terms, or
                                             (ii) four hundred fifty-eight (458)
                                             days after any Bond subject to a
                                             Tender Draft has been delivered to
                                             the Agent and has not been
                                             remarketed, the Company will pay to
                                             the Agent an amount equal to the
                                             principal amount of and interest on
                                             all Bonds subject to such Tender
                                             Draft;

                                    b.       anything contained in
                                             subparagraph 2.10.5.3(a), above
                                             notwithstanding, the Principal
                                             Draft Amount shall be immediately
                                             due and payable from time to time
                                             on the first to occur of (i) the
                                             date on which the Bonds purchased
                                             with the proceeds of such Tender
                                             Draft are remarketed by the
                                             Remarketing Agent and the proceeds
                                             thereof are delivered to the
                                             Trustee, (ii) the date on which the
                                             Bonds purchased with the proceeds
                                             of such Tender Draft are redeemed
                                             or otherwise paid in full, or (iii)
                                             the date the Liquidity Period
                                             terminates; and

                           2.10.5.4 a sum equal to each amount drawn under the
                                    Letters of Credit by a Redemption Draft, on the same Business Day that such amount is so drawn after such draw is honored by the Agent.

         All sums payable to the Agent under this Section 2.10.5 shall bear interest, from the date the corresponding amount is drawn against and paid by the Agent under the Letters of Credit until such sums are paid in full (it being understood and agreed that any sum paid after 3:00 p.m. on a Business Day shall bear interest as if it was paid at 9:00 a.m. on the next following Business
Day), at a fluctuating rate per annum (computed for the actual number of days elapsed, based on a three hundred sixty (360) day year) equal to the Bank Interest Rate; provided that if any sum or interest thereon payable to the Agent under this Section 2.10.5 is not paid on the date such sum or interest is due and payable to the Agent under this Agreement, or if any other Event of Default as defined herein has occurred and is continuing, then all such sums shall thereafter bear interest at a fluctuating rate per annum (computed for the actual number of days elapsed, based on a three hundred sixty (360) day year, as the case may be) equal to the Default Rate until such sum or interest and all other amounts due and payable under this Third Restated Credit Agreement have been paid in full. Interest payable under this Section 2.10.5 shall be reduced by amounts paid to the Agent as the holder of Bonds pledged to it hereunder.

         Interest accruing on sums payable to the Agent pursuant to this Section
2.10.5 shall be due and payable on the first Business Day of each calendar month after the date the corresponding amount is drawn under the Letter of Credit and on the date the respective sum is paid. All payments under this Section 2.10.5 shall be applied first to the payment of interest due and payable under this
Section 2.10.5 and then to the reduction of the principal balance of sums due and payable under this Section 2.10.5.

                  2.10.6   SEQ LEVEL3 \H \R0 TRANSFER; REDUCTION; REINSTATEMENT.

                           2.10.6.1 TRANSFER; FEE. The Letters of Credit may be
                                    transferred in accordance with the
                                    provisions set forth in the applicable
                                    Letter of Credit. The Company will pay to the Agent upon each transfer of a Letter of Credit in accordance with its terms the greater of $1,000 plus all out-of-pocket expenses or such other amount which is at the time of transfer the charge that the Agent is making for transfers of similar letters of credit.

                           2.10.6.2 REDUCTION. The Letter of Credit Amounts and
                                    the respective Principal Portion and
                                    Interest Portion of the Letters of Credit shall be automatically reduced as specified in the applicable Letter of Credit. With respect to any reductions of the Letter of Credit Amounts pursuant to the terms of the Letters of Credit as a result of Bonds ceasing to be Outstanding, the Agent shall have the right, at its option, to require the Trustee to promptly surrender the respective outstanding Letter of Credit to the Agent and to accept in substitution therefor a substitute letter of credit in the form of Exhibit J attached hereto if the Boone Alternate Letter of Credit, or Exhibit I if the Scottsburg Alternate Letter of Credit, or Exhibit O if the 1997 Scottsburg Letter of Credit, dated the date of such substitution, for an amount equal to the Letter of Credit Amount as so reduced, but otherwise having terms identical to the then outstanding Boone Alternate Letter of Credit, the Scottsburg Alternate Letter of Credit, or the 1997 Scottsburg Letter of Credit, as the case may be.

                           2.10.6.3 REINSTATEMENT. In the event of a drawing
                                    under any Letter of Credit with an Interest
                                    Draft, the Interest Portion of the Letter of Credit Amount shall, as provided in the applicable Letter of Credit and subject to the conditions therein set forth, be automatically reinstated by an amount equal to the amount of such drawing. In the event of a drawing under a Letter of Credit with a Tender Draft, the Principal Portion and Interest Portion of the Letter of Credit Amount shall, as provided in the applicable Letter of Credit, be reinstated with respect to such drawing when and to the extent that the Agent has received reimbursement for such drawing in immediately available funds (or the Trustee has received immediately available funds which, pursuant to the Indenture, the Trustee will immediately remit to the Agent as reimbursement for such drawing).SEQ LEVEL3 \H \R0

                  2.10.7 OBLIGATIONS ABSOLUTE. The obligations of the Company under this Third Restated Credit Agreement shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances: (i) any lack of validity or enforceability of the Letters of Credit, the Bond Documents, the Loan Documents or any other agreement or document relating thereto; (ii) any amendment or waiver of or any consent to or departure from the Letters of Credit, the Bond Documents, or any document relating thereto; (iii) the existence of any claim, set off, defense or other right which the Company may have at any time against the Trustee (or any persons or entities for whom the Trustee may be acting), the Remarketing Agent, the Agent, the Lenders or any other person or entity, whether in connection with this Agreement, the transactions described herein or any unrelated transaction; or
                           (iv) any of the circumstances contemplated in clauses
                           (i) through (vii), inclusive, of Section 2.10.9 of this Third Restated Credit Agreement. The Company understands and agrees that no payment by it under any other agreement (whether voluntary or otherwise) shall constitute a defense to its obligations hereunder, except to the extent that the Agent has been indefeasibly paid in full.

                  2.10.8 INDEMNIFICATION. To the extent permitted by applicable law, the Company hereby indemnifies and holds harmless the Agent (and its directors, officers, employees and agents) from and against any and all claims, damages, loss, liabilities, costs or expenses (including reasonable attorneys' fees for counsel of the Agent's choice) whatsoever which the Agent may incur (or which may be claimed against the Agent by any person or entity whatsoever) by reason of or in connection with (A) the issuance or transfer of, or payment or failure to pay under, the Letters of Credit, (B) any breach by the Company of any representation, warranty, covenant, term or condition in, or the occurrence of any default under, this Third Restated Credit Agreement or the Bond Documents, including all reasonable fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default, and (C) involvement of the Agent in legal suit, investigation, proceeding, inquiry or action as a consequence, direct or indirect, of the Agent's issuance of the Letters of Credit, its entering into this Third Restated Credit Agreement or any other event or transaction contemplated by any of the foregoing; provided the Company shall not be required to indemnify the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the Agent or (ii) the Agent's failure to pay under the Letters of Credit after the presentation to it by the Trustee of a draft and certificate strictly complying with the terms and conditions of the Letters of Credit, unless the Agent in good faith believes that it is prohibited by law from making such payment. Nothing in this Section is intended to limit the Company's reimbursement obligations contained in Section 2.10.5 of this Third Restated Credit Agreement. The obligations of the Company under this Section shall survive the termination of this Third Restated Credit Agreement.

                  2.10.9 LIABILITY OF AGENT. As between the Company and the Agent, the Company assumes all risks of the acts or omissions of the Trustee with respect to the Trustee's use of the Letters of Credit. Neither the Agent nor any of its officers or directors shall be liable or responsible for: (i) the use which may be made of the Letters of Credit or for any acts or omissions of the Trustee in connection therewith;
                           (ii) the form, validity, sufficiency, accuracy or genuineness of any documents (including without limitation any documents presented under the Letters of Credit), or of any statement therein or endorsement thereon, even if such documents, statements or endorsements should in fact prove to be in any or all respects invalid, insufficient, fraudulent, forged, inaccurate or untrue; (iii) the payment by the Agent against presentation of documents which do not comply with the terms of the Letters of Credit, including failure of any documents to bear any reference to or adequate reference to the Letters of Credit, or any other failure by the Trustee to comply fully with conditions required in order to effect a drawing under the Letters of Credit; (iv) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any of the Letters of Credit or the rights or benefit thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (v) errors, omissions, interruptions, losses or delays in transmission or delivery of any message by mail, cable, telegraph, telex, telephone or otherwise; (vi) any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under the Letters of Credit; or (vii) any other circumstances whatsoever in making or failing to make payment under any of the Letters of Credit; except only that the Company shall have a claim against the Agent, and the Agent shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which the Company proves were caused by (A) the Agent's willful misconduct or gross negligence or (B) the Agent's failure to pay under any of the Letters of Credit after the presentation to it by the Trustee of a draft and certificate strictly complying with the terms and conditions of any of the Letters or Credit, unless the Agent in good faith believes that it is prohibited by law from making such payment. In furtherance and not in limitation of the foregoing, the Agent may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; provided that if the Agent shall receive written notification from both the Trustee and the Company that documents conforming to the terms of the Letters of Credit to be presented to the Agent are not to be honored, the Agent agrees that it will not honor such documents.

         Except for the Agent's obligations under the Letters of Credit, the Agent shall have no liability to the Company or any other person as a result of any reduction of the credit rating of the Agent or any deterioration in the Agent's financial condition. No reduction of the credit rating shall reduce or in any way diminish the obligations of the Company to the Agent under this Third Restated Credit Agreement, including without limitation the Company's obligation to pay Letter of Credit Fees to the Agent and to reimburse the Agent for any drawing under the Letters of Credit.

         2.11     SEQ LEVEL2 \H \R0 STANDBY LETTER OF CREDIT FACILITY.

                  2.11.1 STANDBY LETTER OF CREDIT COMMITMENT. The Agent agrees to issue and renew, and the other Lenders hereby authorize the Agent to issue and renew, subject to the terms and conditions set forth in this Section 2.11, Standby Letters of Credit for the account of the Company from time to time on any Business Day from the Closing Date until thirty (30) days before the Termination Date; PROVIDED that (a) at the time of, and after giving effect to, any such requested Standby Letter of Credit, all Revolving Conditions are satisfied; (b) the requested amount of such Standby Letter of Credit after taking into account, and aggregating therewith, the face amount of all other Standby Letters of Credit theretofore issued, does not exceed the Standby Letter of Credit Commitment; (c) the term of such Standby Letter of Credit does not exceed one year; and (d) the requested Standby Letter of Credit satisfies the requirements of Section 2.11.2, below. Each Lender's Revolving Commitment shall be deemed utilized by an amount equal to such Lender's Ratable Portion (based on such Lender's Revolving Commitment) of the maximum amount available to be drawn under each Standby Letter of Credit (assuming compliance with all conditions to drawing the maximum amount available under such Standby Letter of Credit). Immediately upon the issuance of each Standby Letter of Credit, the Agent shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Agent, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Standby Letter of Credit, each drawing thereunder and the Obligations of the Company under this Credit Agreement related to such Standby Letter of Credit in an amount equal to the Ratable Portion of such Lender therein (based on such Lender's Revolving Commitment), to the end that all of the Lenders shall share the obligations and risks as to Standby Letters of Credit in accordance with their respective Ratable Portions (based on their Revolving Commitments). Each Lender irrevocably agrees to pay to the Agent upon demand at any time that Agent is required to make a Standby Letter of Credit Disbursement (prior to the making of a Revolving Loan in refunding of any Letter of Credit Obligations) the amount of such Lender's participation in such Standby Letter of Credit Obligation.

                  2.11.2 TERMS OF STANDBY LETTERS OF CREDIT. All Standby Letters of Credit shall be issued on the Agent's standard forms therefor (or in such other form as the Agent and the Authorized Employee may agree) for the account of the Company and shall be, unless otherwise agreed by the Agent in its discretion, determined in Dollars. Unless all the Lenders otherwise agree, no Standby Letter of Credit shall be issued or renewed unless its expiration date shall be no later than the earlier of (a) one year after the date of issuance or renewal thereof or (b) thirty (30) days prior to the Termination Date. The Standby Letters of Credit shall be governed by the terms of this Credit Agreement and of the Letter of Credit Documents.

                  2.11.3 PROCEDURE FOR STANDBY LETTERS OF CREDIT. An Authorized Employee shall give the Agent written notice (or telephone advice thereof promptly confirmed in writing but in no event later than 5:00 p.m. (Cincinnati time) on the day on which such telephonic notice is given) at least two (2) Business Days prior to the date on which a Standby Letter of Credit is requested to be issued of its request for a Standby Letter of Credit. Such notice shall be accompanied by all Letter of Credit Documents required by the Agent, duly executed, and shall specify: (a) the name and address of the beneficiary of the Standby Letter of Credit, (b) the amount of the Standby Letter of Credit, such supporting information regarding the related contract, payments and similar matters as the Agent may require, (c) whether the Standby Letter of Credit is revocable or irrevocable, (d) the Business Day on which the Standby Letter of Credit is to be issued and the date on which the Standby Letter of Credit is to expire, (e) the terms of payment of any draft or drafts which may be drawn under the Standby Letter of Credit, and (f) any other terms or provisions the Company desires to be contained in the Standby Letter of Credit. In the event of any conflict between the provisions of this Credit Agreement and the provisions of any applicable Letter of Credit Documents, the provisions of this Credit Agreement shall prevail and control unless otherwise expressly provided in the Letter of Credit Documents. If the requested form of such Standby Letter of Credit is acceptable to the Agent in its sole discretion, the Agent will, subject to the terms and conditions of this Credit Agreement, make such Standby Letter of Credit available to the Company at the Agent's office.

                  2.11.4 DRAWING AND REIMBURSEMENT. The payment by the Agent of a draft drawn under any Standby Letter of Credit shall constitute for all purposes of this Agreement the making by the Agent of a Revolving Credit Loan, which shall be a Base Rate Advance, in the amount of such draft (but without any requirement for compliance with the provisions of Sections 2.1 or 7 hereof). On the first Business Day following a drawing under a Standby Letter of Credit, the Agent shall promptly notify each other Lender. Upon receipt of such notice each such Lender shall immediately (but in any event not later than the first Business Day following such notification) make a Revolving Loan, which shall be a Base Rate Advance, in an amount equal to the amount of its participation in such drawing for application to reimburse the Agent (but without any requirement for compliance with the provisions of Sections 2.1 or 7 hereof; PROVIDED that the making of such Revolving Loan shall not constitute a waiver of any such provision). Notwithstanding the foregoing sentence, no Lender shall be required to make such Revolving Loan if the Company is not obligated to pay the applicable Standby Letter of Credit Disbursements due to the Agent's gross negligence or willful misconduct, and each Lender shall make available for the account of its Applicable Lending Office to the Agent for the account of the Agent, by deposit to the Agent's Account, in same day funds, the amount of such Revolving Loan. If and to the extent that any Lender shall not have so made the amount of such Revolving Loan available to the Agent, such Lender and the Company severally agree to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of such notification by the Agent (in the case of such Lender) or the dates such drawing was paid by the Agent (in the case of the Company) until the date such amount is paid to the Agent, at (i) in the case of the Company, the Default Rate and (ii) in the case of such Lender, two percent (2%) in excess of the Federal Funds Rate. If such Lender shall pay to the Agent such amount, such amount so paid shall constitute such Lender's Advance for purposes of this Agreement.

                  2.11.5 REIMBURSEMENT OBLIGATION OF COMPANY FOR STANDBY LETTER OF CREDIT DISBURSEMENTS. The Company hereby promises to pay to the order of the Agent in Dollars the following (each a "Standby Letter of Credit Disbursement" and which are herein called collectively the "Standby Letter of Credit Disbursements") immediately upon or before notification by the Agent to the Authorized Employee of the amount of a Standby Letter of Credit
                           Disbursement:

                           a. the amount which the Agent has paid or will be required to pay in respect of any Standby Letter of Credit;

                           b. any and all reasonable charges and expenses (including, without limitation, reasonable attorneys' fees and expenses) which the Agent may pay or incur relative to any Standby Letter of Credit and/or drafts related thereto, or the prosecution or defense of any action growing out of, or in connection with, any Standby Letter of Credit, including, without limitation, any and all costs and expenses in connection with the defense of any and all actions to enjoin full or partial payment of any draft drawn or purported to be drawn under the Standby Letter of Credit; and

                           c.       interest on the amounts described in (a) and
                                    (b), above, not paid by the Company as and when due and payable under the provisions of
                                    (a) and (b), above, from the day paid or incurred by the Agent until reimbursed in full at the Default Rate in effect from time to time.

                  2.11.6   COMPANY'S OBLIGATIONS ABSOLUTE.

                           a. The Company's obligations to pay Standby Letter of Credit Disbursements to the Agent shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of:

                                    (i)      any lack of validity or
                                             enforceability of any Standby
                                             Letter of Credit;

                                    (ii)     the existence of any claim, setoff,
                                             defense or other right which the
                                             Company or any other Person may at
                                             any time have against the
                                             beneficiary of any Standby Letter
                                             of Credit or the Agent (other than
                                             the defense of payment in
                                             accordance with the terms of this
                                             Credit Agreement or a defense based
                                             on the gross negligence or wilful
                                             misconduct of the Agent), each
                                             other, or any other Person in
                                             connection with this Credit
                                             Agreement or any other agreement or
                                             transaction;

                                    (iii)    any draft or other document
                                             presented under a Standby Letter of
                                             Credit proving to be forged,
                                             fraudulent, invalid or insufficient
                                             in any respect or any statement
                                             therein being untrue or inaccurate
                                             in any respect; PROVIDED that
                                             payment by the Agent under such
                                             Standby Letter of Credit against
                                             presentation of such draft or
                                             document shall not have constituted
                                             gross negligence or wilful
                                             misconduct;

                                    (iv)     payment by the Agent under a
                                             Standby Letter of Credit against
                                             presentation of a draft or other
                                             document which does not comply with
                                             the terms of such Standby Letter of
                                             Credit; PROVIDED that such payment
                                             shall not have constituted gross
                                             negligence or wilful misconduct;
                                             and

                                    (v)      any other circumstance or event
                                             whatsoever, whether or not similar
                                             to any of the foregoing; PROVIDED
                                             that such other circumstance or
                                             event shall not have been the
                                             result of gross negligence or
                                             wilful misconduct of the Agent.

                           a. It is understood that in making any payment under a Standby Letter of Credit (x) the Agent's exclusive reliance on the documents presented to it under such Standby Letter of Credit as to any and all matters set forth therein, including, without limitation, reliance on the amount of any draft presented under such Standby Letter of Credit, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to such Standby Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Standby Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (y) any noncompliance in any immaterial respect of the documents presented under a Standby Letter of Credit with the terms thereof shall, in each case, not be deemed wilful misconduct or gross negligence of the Agent.

                           b. The Agent may accept or honor as complying with any Standby Letter of Credit any draft or other document otherwise in order which has been signed or issued by or to the administrator, executor or trustee in bankruptcy of or any receiver for any of the property of any party designated in any of the Standby Letters of Credit or in any of Company's instructions, in the place of the name, signature or act of such party.

                  2.11.7 COLLATERAL IN THE EVENT OF DEFAULT. If the Credit Facilities terminate or expire for any reason or the Agent accelerates the entire principal and interest and all other amounts due from the Company pursuant to this Credit Agreement as a result of any Event of Default, then the Company shall, on demand of the Agent, deposit with the Agent in cash, for deposit in the Cash Collateral Account, an amount equal to the Standby Letter of Credit Obligations as of such date. The Agent shall have no obligation to make any of such funds available to the Company pursuant to
                           Section 3.2, below. The Agent may also deposit to the Cash Collateral Account any payments received by it from the collection of the Obligations and the sale or other disposition of the Collateral which the Agent, in its discretion, designates as being held against Standby Letter of Credit Obligations and other Obligations related thereto.

                  2.11.8   LIABILITY AND INDEMNIFICATION OF THE AGENT.

                           a. Any action taken or omitted by the Agent, any Affiliate of the Agent, or any branch or correspondent bank or confirming bank, under or in connection with the Standby Letters of Credit or drafts or documents relating thereto, if taken or omitted without gross negligence or willful misconduct, will be binding upon the Company and will not result in the Agent, any Affiliate, any branch or any correspondent or confirming bank being under any liability to the Company. The Agent, any Affiliate, branch, correspondent bank or confirming bank or any of their officers, directors or employees will not be liable or responsible for: (a) the use which may be made of the Standby Letters of Credit or for any acts or omissions of any beneficiaries or any transferees in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) if through the actions of shippers or any other party, any documents fail to reach their destination in due time; (d) the kind, quality, quantity, delivery or existence of property represented by any documents; (e) the sufficiency, coverage or validity of any insurance, the financial standing or responsibility of any insurer, or any other risk associated with insurance on any property; (f) delay in giving or the failure to give notice of arrival or any other notice; (g) failure of any draft to bear any reference or adequate reference to any of the Standby Letters of Credit; (h) any delay or deviation from instructions in regard to shipment or payment; (i) any variation between invoices and insurance documents or between invoices and bills of lading, warehouse receipts or other documents; (j) any negligence or fraud of any shipper, inspector, forwarding agent or other party;
                                    (k) errors, omissions, interruptions or
                                    delays in transmission or delivery of any messages or documents by mail, telex or other means; or (l) any other circumstances whatsoever in making or failing to make payment under any of the Standby Letters of Credit, except only damages which the Company proves were caused by the Agent, any Affiliate, branch, correspondent bank or confirming bank or any of their officers, directors or employees under either of the following circumstances in those cases the Company will have a claim only against the entity or its officers, directors or employees that actually committed the acts giving rise to such claim: (i) gross negligence or willful misconduct in determining whether a draft or other documents presented under any Standby Letter of Credit complies with the terms of the Standby Letter of Credit or (ii) the willful or grossly negligent failure to pay under a Standby Letter of Credit after the presentation to it by any beneficiary or transferee of a draft and documents strictly complying with the terms and conditions of the Standby Letter of Credit. In furtherance of and not in limitation of the foregoing,
                                    (a) the Agent, its Affiliates, branches, correspondent banks and confirming banks may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and any action taken or omitted in good faith in connection with any of the Standby Letters of Credit or any documents or property related to any of the Standby Letters of Credit will be binding on the Company and will not result in any liability of the Agent, its Affiliates, branches, correspondent banks and confirming banks, and (b) the Agent and its Affiliates, branches, correspondent banks and confirming banks will not be liable for any failure or inability to perform in accordance with the terms of any of the Standby Letters of Credit by reason of any censorship, law, control or restriction rightfully or wrongfully exercised by any de facto or de jure government or group exercising or exerting governmental powers, or for any other act or omission for which banks are relieved of responsibility under applicable law and/or the Uniform Customs, as that term is defined below.

                           b. The Company hereby agrees at all times to indemnify, defend and hold harmless the Agent and its Affiliates, branches, correspondent banks and confirming banks, all directors, officers, employees, agents and attorneys thereof, from and against any and all claims, suits and other legal proceedings, and from and against any and all demands, liabilities, judgments, losses, claims, liabilities, damages, reasonable attorney fees and expenses, court costs, interest and penalties, costs and other expenses which the Agent or any such indemnified party jointly or severally may, at any time, sustain or incur by reason of or in consequence of or arising out of this Credit Agreement or any of the Standby Letters of Credit or the use (or the proposed or potential use) of the proceeds of any drawing under any of the Standby Letters of Credit, or any act hereunder or thereunder, including but not limited to any of the foregoing arising out of any legal proceeding seeking to enjoin or require any payment under any of the Standby Letters of Credit; PROVIDED that the Company is not required to indemnify the Agent, Affiliates, branches, correspondent banks or confirming banks for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (a) the willful misconduct or gross negligence of such entity in determining whether a draft or other documents presented under any of the Standby Letters of Credit complied with the terms of the Standby Letter of Credit or (b) the willful or grossly negligent failure of such entity to pay under any of the Standby Letters of Credit after the presentation to it by the beneficiary or any transferee of a draft and documents strictly complying with the terms and conditions of any of the Standby Letters of Credit.

                           2.11.9   GENERAL PROVISIONS.

                                    a.       Any Standby Letter of Credit may be
                                             amended, modified or revoked only
                                             upon the receipt by the Agent from
                                             the Company and the beneficiary
                                             (including any transferee(s) and/or
                                             assignee(s) of the original
                                             beneficiary), of a written consent
                                             and request therefor, and then only
                                             such terms and conditions as the
                                             Agent may prescribe.

                                    b.       If any law, order of Court and/or
                                             ruling or regulation of any agency
                                             of government of the United States
                                             (or any state thereof) and/or any
                                             country other than the United
                                             States, requires or permits a
                                             beneficiary under a Standby Letter
                                             of Credit to require the Agent
                                             and/or its branches, affiliates
                                             and/or correspondents to pay drafts
                                             under or purporting to be under a
                                             Standby Letter of Credit after the
                                             expiration date of the Standby
                                             Letter of Credit, the Company
                                             immediately shall reimburse the
                                             Agent for any such payment (and
                                             such obligation will be deemed to
                                             be included within the meaning of
                                             the term "Standby Letter of Credit
                                             Disbursement(s)").

                                    c.       Except as may otherwise be
                                             specifically provided in a Standby
                                             Letter of Credit or Standby Letter
                                             of Credit Document, the Standby
                                             Letters of Credit are issued and
                                             subject to the Uniform Customs and
                                             Practices for Documentary Credits
                                             published by the International
                                             Chamber of Commerce (the "Uniform

                                    Customs"), and the version of the Uniform
                                    Customs applicable to any particular Standby
                                    Letter of Credit shall be the most current revision in effect on the date of issuance of such Standby Letter of Credit. In the event of a conflict between the Uniform Customs and Practice for Documentary Credits and the Laws of the State of Ohio, the Laws of the State of Ohio shall prevail.

                           d. The Company hereby irrevocably consents and agrees to, at its expense, being joined, impleaded or otherwise brought in as third-party defendants in any action or proceeding brought by any Person against the Agent or any of the Lenders or otherwise naming the Agent or any of the Lenders as a party as a result of, arising out of or in connection with, any Standby Letter of Credit and/or any of the provisions of any Standby Letter of Credit Document, including, but not limited to, any action brought by a beneficiary, their successors, assigns or transferees against the Agent or any of the Lenders as a result of any dishonor by the Agent or any of the Lenders of drafts under or purporting to be under a Standby Letter of Credit.

                           e. Equivalent Dollar amounts, to the extent applicable, will be determined at the selling rate of exchange then offered by the Agent at the time of payment for cable transfers to the place of payment, plus any payments made by the Agent to comply with any applicable governmental exchange regulations.

                           f. The Company will insure against the usual risks, as the Agent may reasonably require, all goods shipped under any of the Standby Letters of Credit, which insurance will be with companies and under policies meeting the requirements of Section 9.14 hereof and in all respects satisfactory to the Agent. On the demand of the Agent, the Company will deposit with the Agent policies or certificates of such insurance. The Company will sign and deliver to the Agent upon the request of the Agent trust receipts or similar instruments, financing statements or other documents reasonably requested by the Agent to perfect any liens or security interests granted by the Company to the Agent in connection with Standby Letters of Credit. The Company will promptly procure any necessary licenses for the importing, exporting or shipping of all property in connection with the

                                    Standby Letters of Credit, comply will all governmental laws and regulations affecting the shipment or financing of such property and furnish to the Agent such documents as the Agent may reasonably require.

         2.12     SEQ LEVEL2 \H \R0 ASSUMPTIONS REGARDING NOTICES.

                  2.12.1 AUTHORIZED EMPLOYEES. Any Authorized Employee of the Company may submit a Notice on behalf of the Company as to any of the Credit Facilities. The Agent and each Lender shall be entitled to rely conclusively on each Authorized Employee's authority to submit a Notice on behalf of the Company until the Agent receives written notice from the Company to the contrary. The Agent shall have no duty to verify the authenticity of the signature appearing on any written Notice and, with respect to an oral Notice, the Agent shall have no duty to verify the identity of any Person representing himself as one of the Authorized Employees entitled to make such a request on behalf of the Company.

                  2.12.2 NO LIABILITY. Neither the Agent nor any Lender shall incur any liability to the Company in acting upon any Notice which the Agent or such Lender believes in good faith to have been given by an Authorized Employee or for otherwise acting in good faith in accordance with this Section 2 and, upon the Agent's accepting any Notice in accordance with this Section 2 pursuant to any such Notice, the Company shall have effectively elected the Borrowing, conversion, continuation, prepayment, reduction or termination thereunder.

                  2.12.3 NOTICE IRREVOCABLE. Any Notice (whether telephonic, telecopy, or facsimile or otherwise) given or deemed to have been given pursuant to this Section 2 shall be irrevocable.SEQ LEVEL2 \H \R0

         2.13     COMPUTATIONS, FEES, PAYMENTS, ETC.

                  2.13.1 COMPUTATIONS. Except as otherwise set forth herein, all computations of interest and of fees hereunder will be made by the Agent on the basis of a year of three hundred sixty (360) days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Agent of an Interest Rate or fee hereunder will be conclusive and binding for all purposes, absent manifest error. Whenever any payment to be made by the Company hereunder or under any of the other Loan Documents is stated to be due on a day other than a Business Day, such payment will be made on the next succeeding Business Day, and such extension of time will in such case be included in the computation of payment of interest or fees, as the case may be; PROVIDED, HOWEVER, that if such extension would cause payment of principal or interest on Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  2.13.2 FEES. The fees described in this Section 2.13.2 represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money, and the obligation of the Company to pay such fees will be in addition to and not in lieu of the obligation of the Company to pay interest, other fees and expenses otherwise described herein or in the other Loan Documents. The following fees shall be paid by the Company:

                           a. AMENDMENT AND EXTENSION FEE. The Company shall pay to the Agent, for the account of the Lenders, on the Closing Date a non-refundable amendment and extension fee in an amount equal to $60,000 to be shared pro rata by the Lenders.

                           b. COMMITMENT FEE. The Company shall pay to the Agent, for the account of the Lenders, a commitment fee (the "Commitment Fee") from and including the Closing Date to the Termination Date, computed at the rate per annum set forth below, on the average daily unused portion of the Revolving Commitment, such Commitment Fee to be payable quarterly in arrears on the last day of each June, September, December and March and upon the Termination Date and to be shared pro rata by the Lenders.


           LEVERAGE RATIO                                   COMMITMENT FEE
           --------------                                   --------------

         SYMBOL 163 \f                                       0.25%
         "Symbol" \s 12 2.50x
         SYMBOL 241 \f                                       0.375%
         "Symbol" \s 12 2.50x
         SYMBOL 163 \f
         "Symbol" \s 12 3.50x
         SYMBOL 241 \f                                       0.50%
         "Symbol" \s 12 3.50x
         SYMBOL 163 \f
         "Symbol" \s 12 4.25x
         SYMBOL 241 \f                                       0.50%
         "Symbol" \s 12 4.25x

                                    Commencing with the Fiscal Quarter ending
                                    December 27, 1998, the Commitment Fee will change if the Company has maintained the specified Leverage Ratio for the two immediately preceding Fiscal Quarters (for example, if the Company has maintained the specified Leverage Ratio for the Fiscal Quarter ending September 27, 1998 and for the Fiscal Quarter ending December 27, 1998, the Commitment Fee will change). The Commitment Fee will be adjusted as of the first day of the month following delivery of the quarterly financial statements required hereunder based upon the Leverage Ratio determined by the Agent pursuant to those financial statements; PROVIDED that if the Company fails to deliver such financial statements as and when required by this Third Restated Credit Agreement the Commitment Fee will automatically be increased to the highest rate permitted hereunder. As of the Closing Date, the initial Commitment Fee will be 0.50%.

                           c. AGENT CLOSING EXPENSES. All reasonable out-of-pocket expenses and reasonable legal expenses incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Third Restated Credit Agreement and the other Loan Documents and attendant documents and the closing of the Credit Facilities, including but not limited to environmental assessments and Collateral audits and appraisals, shall be paid by the Company to the Agent for the account of the Agent on the Closing Date.

                           d. AGENCY FEES. The Company shall pay to the Agent for its own account a nonrefundable agency fee (the "Agency Fee") equal to $20,000 per annum payable on the Closing Date and on each anniversary of the Closing Date of each year.

                           e. LETTER OF CREDIT AND STANDBY LETTER OF CREDIT FEES. The Company will pay to the Agent a fee computed at a rate per annum equal to the following percentages of the aggregate Letter of Credit Amounts and, in the case of Standby Letters of Credit, the aggregate Standby Letter of Credit stated amounts (the "Letter of Credit Fees"), which fees will be computed and payable quarterly in advance beginning on the date of issuance and on the first Business Day of each quarter thereafter:


           LEVERAGE RATIO                               LETTER OF CREDIT FEES
           --------------                               ---------------------

         SYMBOL 163 \f                                       1.50%
         "Symbol" \s 12 2.50x
         SYMBOL 241 \f                                       1.75%
         "Symbol" \s 12 2.50x
         SYMBOL 163 \f
         "Symbol" \s 12 3.50x
         SYMBOL 241 \f                                       2.00%
         "Symbol" \s 12 3.50x
         SYMBOL 163 \f
         "Symbol" \s 12 4.25x
         SYMBOL 241 \f                                       2.25%
         "Symbol" \s 12 4.25x

                                    The Agent will pay to each Lender, promptly and upon receipt from the Company, an amount equal to such Lender's Ratable Portion of the Letter of Credit Fees. Commencing with the Fiscal Quarter ending December 27, 1998, the applicable Letter of Credit Fee will change if the Company has maintained the specified Leverage Ratio for the two immediately preceding Fiscal Quarters (for example, if the Company has maintained the specified Leverage Ratio for the Fiscal Quarter ending September 27, 1998 and for the Fiscal Quarter ending December 27, 1998, the applicable Letter of Credit Fee will change). The applicable Letter of Credit Fee will be adjusted as of the first day of the month following delivery of the quarterly financial statements required hereunder based upon the Leverage Ratio determined by the Agent pursuant to those financial statements; PROVIDED that if the Company fails to deliver such financial statements as and when required by this Third Restated Credit Agreement the applicable Letter of Credit Fee will automatically be increased to the highest rate permitted hereunder. As of the Closing Date, the initial Letter of Credit Fees will be 2.25%.

                           f. AUDIT FEES. The Company shall pay to the Agent, for its own account, on demand, $5,000.00 plus reasonable out-of-pocket expenses for each annual audit performed by or on behalf of the Agent with respect to Inventory and/or receivables and payables of the Company.

                           g. LOCK BOX FEES. The Company shall pay to the Agent, for its own account, on demand, the Agent's fees and charges for the services described in Section 3 hereof at the customary rates of the Agent in effect from time to time.

                  2.13.3 PAYMENTS. The Company will make each payment hereunder and under the Notes, as the case may be, not later than 3:00 p.m. (Cincinnati time) on the day when due by deposit to the Agent's Account in same day funds. Amounts received by the Agent after 3:00 p.m. (Cincinnati time) on any Business Day will be deemed to have been received on the next Business Day. Subject to the foregoing, the Agent will cause to be distributed to each Lender on the Business Day of receipt by the Agent an amount equal to the amount of such payment then due such Lender.

                  2.13.4 CHARGE TO ACCOUNTS. If the Company fails to make any payment of principal, interest, fees, expenses or other Obligations specified or referred to in this Third Restated Credit Agreement or the Loan Documents to the Agent or any Lender when due, the Agent is hereby authorized to make such payments on the Company's behalf by charging any or all of the Cash Collateral Account, and/or the Sinking Fund Account and/or drawing a Revolving Loan (which shall be a Base Rate Advance, subject to application of the Default Rate), in the appropriate amount and each such draw shall constitute a Revolving Loan and a Borrowing hereunder and part of the Obligations, secured by all of the Collateral; PROVIDED, HOWEVER, that the Agent will not be obligated to make any such charge or draw. The Agent may, in the Agent's discretion, either (a) so charge the Cash Collateral Account for such amount and/or draw an Advance or (b) require the Company to pay such amount; PROVIDED that if the Company does not pay such amount upon demand therefor by the Agent, such amount shall bear interest at the Default Rate. The Company also does hereby authorize each Lender, if and to the extent payment of any of the Obligations owed to such Lender by the Company is not made when due hereunder, to charge any amount so due from time to time against any or all accounts of any or all of the Company with such Lender.

                  2.13.5 FAILURE TO MAKE PAYMENTS BY COMPANY. Unless the Agent will have received notice from the Company prior to the date on which any payment is due to the Agent hereunder that the Company will not make such payment in full, the Agent may assume that the Company has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company will not have so made such payment in full to the Agent, each Lender will repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate. If and to the extent the Company makes only partial payment to the Agent, each Lender will repay to the Agent, in accordance with this Section, only the amount distributed to such Lender by the Agent, with interest thereon, that exceeds the Lender's Ratable Portion of the partial payment received by the Agent from the Company.SEQ LEVEL2 \H \R0

         2.14 TAXES. Any and all payments by the Company hereunder or under the Security Documents will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, other than any tax on or measured by the net income of a Lender pursuant to the income tax laws of the United States or any state or political subdivisions thereof (all such non-excluded items being hereinafter referred to as the "Taxes"). The Company agrees to pay any present or future stamp, recording or documentary taxes or similar levies which arise from any payment made hereunder or under the Security Documents or from the execution, delivery or registration of, or otherwise with respect to, this Third Restated Credit Agreement or the Security Documents (hereinafter referred to as the "Levies"). The Company will indemnify each Lender and the Agent for the full amount of Taxes or Levies paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Levies were correctly or legally asserted. A certificate of a Lender as to any additional amounts payable to any Lender under this
                  Section 2.14 submitted to the Company shall be conclusive absent manifest error. The Company will pay to the Agent for the account of such Lender the amount shown as due on any such certificate within thirty (30) days after receipt of the same. The agreements and obligations contained in this Section 2.14 will survive the payment in full of the Obligations and any termination of this Third Restated Credit Agreement.

         2.15     ADDITIONAL COSTS.

                  2.15.1 TAXES, RESERVE REQUIREMENTS, ETC. In the event that any applicable law, rule or regulation now or hereafter in effect and whether or not presently applicable to any of the Lenders, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Lenders with any guideline, request or directive of any such authority (whether or not having the force of law), will (i) subject any Lender to any tax or affect the basis of taxation of payments to any of the Lenders of any amounts payable by the Company under this Third Restated Credit Agreement (other than taxes imposed on the overall net income of any of the Lenders, by the jurisdiction, or by any political subdivision or taxing authority of any such jurisdiction, in which any Lender has its principal office), or (ii) will impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (including but not limited to a request or requirement which affects the manner in which any of the Lenders allocates capital resources to its commitments or obligations, including without limitation its obligations under this Third Restated Credit Agreement, the Loans, Letters of Credit and other obligations) or (iii) will impose any other condition affecting this Third Restated Credit Agreement, any of the Obligations or any of the Loan Documents, and the result of any of the foregoing is to increase the direct or indirect cost of making, funding or maintaining the Loans, Letters of Credit or other Obligations or to reduce the amount of any sum received or receivable by any of the Lenders thereon, then the Company will pay to such Lenders from time to time, upon request by any of such Lenders, with a copy of such request to be provided to the Agent, additional amounts sufficient to compensate such Lenders for such increased cost or reduced sum receivable.

                  2.15.2 CAPITAL ADEQUACY. If either (i) the introduction of, or any change in, or in the interpretation or administration of, any United States or foreign law, rule or regulation, or (ii) compliance with any directive, guidelines or request from any central bank or other governmental authority (whether or not having the force of law) promulgated, made, or that becomes effective (in whole or in part) after the date hereof affects or would affect the amount of capital required or expected to be maintained by any of the Lenders or any corporation directly or indirectly owning or controlling any of the Lenders and any Lender will have determined that such introduction, change or compliance has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such owning or controlling corporation as a consequence of its obligations hereunder or under any of the Loans, Letters of Credit or other Obligations or any commitment to lend thereunder or relating thereto to a level below that which any Lender or such owning or controlling corporation could have achieved but for such introduction, change or compliance (after taking into account such Lender's policies or the policies of such owning or controlling corporation, as the case may be, regarding capital adequacy) by an amount deemed by such Lender (in its sole discretion) to be material, then, from time to time, the Company will pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  2.15.3 CERTIFICATE OF LENDER. A certificate of a Lender setting forth such amount or amounts as will be necessary to compensate the Lender as specified in Sections 2.15.1 and/or 2.15.2, above, will be delivered to the Company and will be conclusive absent manifest error. The Company will pay the Agent for the account of the Lenders the amount shown as due on any such certificate within thirty (30) days after its receipt of the same. Failure on the part of any Lender to deliver any such certificate will not constitute a waiver of such Lender's rights to demand compensation for any particular period or any future period. The protection of this Section will be available to any Lender regardless of any possible contention of invalidity or inapplicability of the law, regulation, etc. that results in the claim for compensation under this Section. The agreements and obligations contained in Section 2.15 will survive the payment in full of the Obligations and any termination of this Third Restated Credit Agreement.SEQ LEVEL2 \H \R0

         2.16     INABILITY TO DETERMINE RATE; INADEQUACY OF PRICING;
                  ILLEGALITY.

                  2.16.1   RATE INABILITY; PRICING INADEQUACY. In the event that
                           (a) the Agent or any Lender shall have determined (which determination shall be conclusive and binding) that by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate, or (b) the Agent or any Lender shall have determined that the Eurodollar Rate will not adequately and fairly reflect the cost to the Agent of maintaining or funding Eurodollar Rate Advances, the Agent promptly shall give notice of such determination and the basis therefor to the Company. If such notice is given, and until such notice has been withdrawn by the Agent, no additional Advances which are Eurodollar Rate Advances shall be made and no additional conversions to or continuations of Eurodollar Rate Advances shall be permitted.

                  2.16.2 ILLEGALITY; TERMINATION OF COMMITMENTS. Notwithstanding any other provisions herein, if any law, treaty, rule or regulation, or determination of a court, governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (whether or not having the force of law), or any change therein or in the interpretation or application thereof, shall make it unlawful or impossible for any Lender to make or maintain Eurodollar Rate Advances, the obligation of the Lenders hereunder to make or maintain Eurodollar Rate Advances shall forthwith be canceled, and outstanding Eurodollar Rate Advances shall be converted to Base Rate Advances on either (a) the last day of the applicable Interest Period for such Advance if the Lenders may continue to maintain such Advances until such day or (b) immediately if any Lender may not continue to maintain such Advances. Each Lender which becomes aware of any such event which makes it unlawful or impossible for such Lender to make or maintain Eurodollar Rate Advances promptly shall notify the Company and the Agent of such event; PROVIDED, HOWEVER, that the failure to provide any such notice shall not affect the applicability of the preceding sentence or the obligations of the Company hereunder or under any of the other Loan Documents.SEQ LEVEL2 \H \R0

         2.17     OBLIGATION TO INDEMNIFY.

                  2.17.1 EVENTS. In the event of (a) the Company's failure to accept the proceeds from (or to convert to or continue) an Advance after making a request therefor, or (b) any payment, prepayment or conversion (whether mandatory, by acceleration, voluntary or otherwise) of any Fixed Rate Advance or Eurodollar Rate Advance prior to the expiration of the applicable Interest Period, as a result of which any Lender shall incur any loss, liability, claim or expense (other than a loss, liability, claim or expense which directly resulted from such Lender's breach of its obligation to make funds available), the Company shall pay to such Lender, within five (5) Business Days following delivery of the statement referred to below, and indemnify and hold harmless such Lenders from and against any such loss, liability, claim or expense (including, without limitation, any loss or expense incurred by reason of the liquidation or redeployment of deposits or other funds required for the account of any such Lender to fund or maintain any such Advances). The losses of any Lender (as differentiated from any other liabilities, claims or expenses) shall be conclusively deemed to consist of any amount equal to:

                           a. the interest that would have been received (at the Interest Rate that was applicable to such Advance) on the funds to be redeployed during the applicable Interest Period (or remaining portion thereof), less

                           b. the return which the Lenders could have obtained had such funds been reinvested at the Federal Funds Rate on the date of such prepayment, repayment, failure to borrow or continue or convert, as the case may be, and such funds had remained so invested until the end of the relevant Interest Period: (i) with respect to any Fixed Rate, in a Treasury Security with maturity similar to the remaining portion of the Interest Period, present- valued at a discount rate equal to the yield on such Treasury Security and (ii) with respect to any Eurodollar Advance, in Dollar denominated deposits with prime banks on the Agent's interbank Dollar market.

                  2.17.2 STATEMENT. Each Lender which has incurred any loss, liability, claim or expense compensable pursuant to this Section 2.17 promptly shall deliver to the Company a written statement of the nature and amount thereof and the basis of calculation thereof, which statement shall be conclusive absent manifest error.

                  2.17.3   SURVIVAL. The obligations of the Company under this
                           Section 2.17 will survive the payment in full of the Obligations and any termination of this Third Restated Credit Agreement.SEQ LEVEL2 \H \R0

         2.18     [INTENTIONALLY OMITTED].

         2.19     USE OF PROCEEDS.

                  2.19.1 The proceeds of the Revolving Credit Loans will be used exclusively for working capital purposes, permitted capital expenditures, permitted

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                           acquisitions and other general corporate purposes.

                  2.19.2 Draws on the Letters of Credit will be used to pay principal, interest and any premiums when due on the Bonds.

                  2.19.3 Draws on the Standby Letters of Credit will be used exclusively to pay the obligations of the Company to pay suppliers amounts due under purchase contracts or other corporate purposes.SEQ LEVEL1 \H \R0 SEQ LEVEL2 \H \R0

3.       LOCK BOX; CASH COLLATERAL ACCOUNT.

         3.1      LOCK BOX.

                  3.1.1 Until the expiration of this Third Restated Credit Agreement, the Company will instruct its customers to forward all payments, receipts and remittances in favor of the Company, whether in the form of checks, drafts or other orders for the payment of money ("Items") to the Lock Box as set forth in this
                           Section 3. The Company authorizes the Agent to act as its agent and to have exclusive and unrestricted access to its incoming mail for the purpose of processing remittances therein.

                  3.1.2    As the agent for the Company, the Agent will:

                           a. Collect mail from the Post Office at various times each Business Day in accordance with the Agent's regular collection schedule. The relationship of a Company to the Agent as a depositor will commence only when the Items are credited to the Cash Collateral Account. Prior to such time, the Agent will be considered to be a bailee as to the Items in its possession.

                           b. Open such mail and remove the contents thereof. The Items contained in the envelope will be inspected for validity and handled accordingly. All Items contained therein, which appear to be for deposit to a Company's credit will be endorsed:

                           "Credit to the Account of the Within Named Payee Absence of Endorsement Guaranteed"

                           Should   any Item be returned to the Company by the
                           drawee bank with the request for personal endorsement, the Company authorizes the

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





                           Agent to endorse the Item:

                           "Pay to the Order of Multi-Color Corporation"

                           c. Prepare a photocopy of each Item processed and attach the copy to the proper envelope together with any correspondence or other material accompanying the remittance, if necessary.

                           d. Deposit such Items to the Cash Collateral Account, it being understood that the credit and collection of such Items should be subject to the same terms and conditions as would apply to deposits received by the Agent directly from the Company. Deposits should be made in anticipation of major check clearing deadlines in order to maximize funds availability.

                           e. Mail each Business Day an advice of credit listing the processed Items, total amount deposited and all original Items that are not accepted for deposit and all associated remittance detail to the Company at the address listed in Section 16.2 of this Third Restated Credit Agreement.

                           f.       Telephone advice to the Company (Contact
                                    Person: VP of Finance or his designee) of the total amount of each deposit on a daily basis at the telephone number: (513) 381-1480, ext. 104.

                           g. Maintain a microfilm record of each Item deposited in processing sequence for reference purposes for at least two (2) years. The Company may receive photocopies of the microfilmed Items if they provide the deposit date, the account number and the deposit total. Charges will be imposed for furnishing the photocopies to the Company at the Agent's customary rates.

                           h.       Handle irregular Items as follows:

                                    (i)      The Agent will use its best efforts
                                             to examine the front and back sides
                                             of Items to detect handwritten or
                                             typed "paid in full" or similar
                                             language but will not be liable for
                                             any failure to do so and will not
                                             be responsible for any loss
                                             relating to deposit of such Items.
                                             Where the Agent's personnel observe
                                             that such language has been
                                             handwritten or typed on the Item,
                                             the Item will not be deposited into
                                             a Cash Collateral Account and the
                                             Agent

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





                                             will notify the Company by
                                             telephone advice to the contact
                                             person and at the telephone number
                                             listed in this Section 3.1.2.

                                    (ii)     Postdated Items may be processed in
                                             accordance with the Agent's policy.

                                    (iii)    Undated Items may be processed in
                                             accordance with the Agent's policy.

                                    (iv)     If legible, the amount in words
                                             will always be accepted provided it
                                             agrees with the accompanying
                                             remittance forms. If the words are
                                             not legible, the amount in figures
                                             will be guaranteed if it agrees
                                             with the remittance forms. If the
                                             amount is not legible, is missing
                                             or if the figures do not agree with
                                             the remittance forms, the Item will
                                             not be deposited in a Cash
                                             Collateral Account.

                                    (v)      Deposit Items returned for
                                             insufficient or uncollected funds
                                             will be automatically redeposited.
                                             If an Item is returned for "Account
                                             Closed or Payment Stopped" or if an
                                             Item is returned unpaid a second
                                             time for insufficient or
                                             uncollected funds, it should be
                                             charged back to the Cash Collateral
                                             Account and advice mailed to the
                                             Company at the address listed in
                                             Section 16.2 of this Third Restated
                                             Credit Agreement. Charges will be
                                             imposed for such Items at the
                                             Agent's customary rates. The
                                             Company understands that it is the
                                             practice of the Agent to notify
                                             customers on the return of Items in
                                             an amount above certain limits set
                                             by the Agent from time to time and
                                             agrees that the Agent will notify
                                             the Company by telephone advice to
                                             the contact person and at the
                                             telephone number listed in this
                                             Section 3.1.2(f).

                                    (vi)     Items denominated in a foreign
                                             currency and drawn on a foreign
                                             bank will not be deposited, but
                                             will be submitted for collection
                                             only. An appropriate advice will be
                                             forwarded to the Company. The Agent
                                             will not be responsible for the
                                             fluctuation in exchange rates.

                  3.1.3 The Agent will have the right to credit or debit the Cash Collateral Account to correct processing mistakes which are capable of correction. Copies of credit or debit advices will be sent to the Company. If the

                           Company does not object to entries appearing on any Cash Collateral Account statement within eighteen
                           (18) months of the transaction date, the Agent's accounting thereon shall become final and binding.

                  3.1.4 The Agent will have no duty to perform services not enumerated in this Section 3 and the Agent's responsibility under this Section 3 shall be limited, except as otherwise specifically set forth herein, to the exercise of ordinary care. Failure to exercise ordinary care shall not be inferable by reason of loss of an Item, without in addition thereto a showing of negligence on the part of the Agent. Establishment of and substantial compliance with the procedures set forth in this Section 3 by the Agent shall be deemed to constitute the exercise of ordinary care. The Company agrees that occasional unintentional deviations by the Agent from the procedures set forth in this Section 3 shall not be deemed a failure to exercise ordinary care. The Agent shall not be liable to the Company for failure to perform under this Third Restated Credit Agreement if such failure is due to the occurrence of any event beyond the control of the Agent, PROVIDED that Agent exercises reasonable diligence under the circumstances. THE AGENT MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF COLLECTABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.SEQ LEVEL2 \H \R0

         3.2      CASH COLLATERAL ACCOUNT.

                  3.2.1 Until the expiration of this Third Restated Credit Agreement, all Items from the Lock Box will be deposited into the Cash Collateral Account pursuant to the terms of Section 3.1 and all accounts receivable and other funds generated and received by the Company and all other receipts of the Company that are received by the Company through methods other than by deposit into the Lock Box, regardless of origin, will be deposited by the Company into the Cash Collateral Account. Subject to the limitations, terms and conditions of this Third Restated Credit Agreement, all funds deposited to the Cash Collateral Account will be available for use by the Company immediately upon receipt by the Agent of collected funds from the payor bank.

                  3.2.2 The Agent will automatically charge the Cash Collateral Account daily to reduce the amount outstanding under the Credit Facilities whenever the collected funds balance in the Cash Collateral Account is greater than zero. The reduction will be equal to the positive collected funds balance and will be applied first to the payment of amounts advanced by the Agent on behalf of the Company or due for insurance, taxes, attorneys' fees and any other charges due from the Company hereunder, then (in such order and manner as the Agent may determine) to accrued interest under Advances outstanding under the Revolving Credit Facility and last (in such order and manner as the Agent may determine) to the unpaid principal amount under Advances outstanding under the Revolving Credit Facility (but not to any Advance under any such Credit Facility, other than a Base Rate Advance, unless the applicable Interest Period for such Advance has expired). Funds remaining after such application on any day will remain on deposit in the Cash Collateral Account until such time as such funds are transferred or applied pursuant to this
                           Section 3.2, above.

                  3.2.3 The Agent will not be obligated to make any charge to or transfer from the Cash Collateral Account with respect to sums received which the Agent, in its discretion, designates as held against Letter of Credit Obligations and other Obligations related thereto.SEQ LEVEL1 \H \R0 SEQ LEVEL2 \H \R0

4.       SINKING FUND.

         4.1 DEPOSITS TO SINKING FUND ACCOUNT. The Company will maintain a depository account with the Agent (the "Sinking Fund Account"). On the first Business Day of each Fiscal Quarter the Company will continue to deposit $250,000 into the Sinking Fund Account until the Termination Date. In addition, all proceeds from the sale of assets permitted in accordance with the terms of Section 9.25, below, and payments received on the BKS Enterprises, Inc. Promissory Note, will be deposited into the Sinking Fund Account. Notwithstanding the preceding sentence, the Company may use up to an aggregate of $500,000 of the proceeds from the sale of assets permitted in accordance with the terms of Section 9.25, below, to acquire replacement assets reasonably acceptable to the Lenders, so long as such replacement assets will automatically become part of the Collateral without further action on the part of the Company or any Lender. The funds deposited into the Sinking Fund Account will be invested in Eligible Investments and, provided no Default or Event of Default shall have occurred and be continuing, such funds and the interest thereon will be used to redeem the Bonds upon mandatory or, with the Lenders' prior written approval, optional, redemption. Upon the Agent's request, the Company shall use the funds in the Sinking Fund Account to redeem Bonds pursuant to the optional redemption provisions thereof.

         4.2 SCOTTSBURG EXPANSION. Notwithstanding Section 4.1, above, the Company may use the balance in the Sinking Fund Account as of the Closing Date as well as each of the $250,000 deposits into the Sinking Fund Account due in June 1998 and September 1998 (collectively, the "Construction Funds") for the construction of the Scottsburg Expansion, subject to the terms and conditions of this Section
                  4.2. By July 1, 1998, the Agent will transfer the balance in the Sinking Fund Account as of the Closing Date to a separate interest-bearing account at the Agent (the "Construction Account"). The Company will deposit each of the $250,000 deposits into the Sinking Fund Account due in June 1998 and September 1998 into the Construction Account at the time such funds would otherwise have been deposited into the Sinking Fund Account.

                  4.2.1 After December 15, 1998, the Company may utilize the Construction Funds to construct the Scottsburg Expansion, subject to the following conditions precedent:

                           a. Any settlement between the Company, the United States Environmental Protection Agency and/or the Indiana Department of Environmental Management relating to the Scottsburg facility must result in annual payments by the Company of not more than $250,000.

                           b. The Company's cumulative Fiscal Year 1999 net income (exclusive of any increase to net income associated with the Ohio Environmental Protection Agency fine), excluding extraordinary gains (including specifically the gain resulting from the refund or rebate to the Company from the Ohio Bureau of Workers' Compensation in the approximate amount of $300,000) and gains from the sale of capital assets, must be at least $300,000 through November 29, 1998.

                           c. No Default or Event of Default will have occurred.

                           d. The Agent will have received, at the Company's expense, an appraisal of the Scottsburg facility assuming completion of the Scottsburg Expansion in form and substance acceptable to the Lenders in their sole discretion.

                           e. The Company will have submitted to the Agent plans and specifications and a development budget for construction and completion of the Scottsburg Expansion (including the Company's equity, land acquisition costs, construction costs, and professional fees such as architect's and surveyor's fees), in form and substance reasonably acceptable to the Agent. In addition, the Company will have submitted to the Agent a detailed construction schedule for construction and completion of the Scottsburg Expansion reasonably acceptable to the Agent. Upon the Agent's request, the Company will furnish to the Lenders, at the Company's expense: (1) copies of the building permits for the project; (2) evidence that the proposed improvements will comply with all applicable building and safety codes, including but not limited to the provisions of the Americans with Disabilities Act; (3) evidence that zoning, soil conditions, utility and sewer availability and access are adequate for the construction and use of the improvements; and (4) other information regarding the Scottsburg Expansion as the Agent may reasonably request.

                           f.       Requests for disbursements from the
                                    Construction Account will be made in
                                    writing, together with such supporting
                                    documentation as the Agent may reasonably request, including but not limited to copies of affidavits of payment, receipts, invoices and lien waivers from all contractors, subcontractors and materialmen for all work and materials for which payment is sought. The Agent will have no obligation to make disbursements more frequently than twice in any 30-day period. Each request for a disbursement from the Construction Account will be delivered to the Agent at least ten
                                    (10) Business Days prior to the requested disbursement date.

                  4.2.2 Each Lender's representatives will be permitted to inspect the Scottsburg Expansion at all reasonable times.

                  4.2.3 The Company will cause the work, once commenced, to be completed with due diligence and continuity, free and clear of all liens. If a mechanic's lien is filed arising out of any work on the Scottsburg Expansion, the Company will satisfy or remove (by payment or bond) such lien within 30 days after the filing thereof. All work will be in conformity with the construction contract for the project and with all applicable government ordinances, codes, rules and regulations.

         4.3 Within thirty (30) days after substantial completion of the Scottsburg Expansion, the Company will furnish to the Agent an "as built" survey of the Scottsburg facility that delineates all improvements, including the exterior dimensions and height of all buildings, and the location of all driveways, parking areas, sidewalks, retaining walls and other common area improvements, and showing the location of all encroachments, easements and setback lines.

5. COLLATERAL. The Collateral for the repayment of the Obligations will include, but not be

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         limited to the following:

         5.1 A Collateral Assignment of Note, Loan Agreement and Mortgage in the form of the attached Exhibit L, assigning the BKS Enterprises, Inc. loan from the Company to BKS Enterprises, Inc. to the Agent on behalf of the Lenders.

         5.2 A Collateral Assignment of Mortgage in the form of the attached Exhibit M, assigning the Mortgage from BKS Enterprises, Inc. to the Company covering the real estate of BKS Enterprises, Inc. located in Will County, Illinois, and the rents, issues and profits thereof and other property described therein.

         5.3 A Conditional Assignment of Repurchase Contract in the form of the attached Exhibit MM assigning Repurchase Contracts between the Company and sellers for repurchase of plastic film inventories at an agreed price to the Agent on behalf of the Lenders.

         5.4 An Amended and Restated Security Agreement executed by the Company in the form of the attached Exhibit N, covering, as to the Company, all inventory, receivables, equipment, general intangibles, instruments and other property described therein.

         5.5      [Intentionally Omitted].

         5.6 An Open-End Mortgage, Assignment of Rents and Leases and Security Agreement in the form of the attached Exhibit P (as amended), covering the real estate of the Company located in Boone County, Kentucky, and the rents, issues and profits thereof and other property described therein.

         5.7 An Open-End Mortgage, Assignment of Rents and Leases and Security Agreement in the form of the attached Exhibit Q (as amended), covering the real estate of the Company located in Scott County, Indiana, and the rents, issues and profits thereof and other property described therein.

         5.8 An Amended and Restated Pledge and Security Agreement - Agency or Custodian Account executed by the Company in the form of the attached Exhibit R, covering the Sinking Fund Account.

         5.9 A Pledge and Security Agreement of even date herewith executed by the Company in favor of the Agent, covering the Construction Account.

         5.10 A Pledge Agreement executed by the Company in the form of the attached Exhibit U, covering all of the stock of Laser Graphic Systems, Incorporated owned by the Company.SEQ LEVEL1 \H \R0

         5.11 The Guarantee of Laser Graphic Systems, Incorporated executed by Laser Graphic Systems, Incorporated in favor of the Lenders in the form of the attached Exhibit V, and secured by a first lien (other than Permitted Liens) on all of the inventory, equipment, accounts, general intangibles and other personal property of such guarantor pursuant to a Security Agreement executed by Laser Graphic Systems, Incorporated in favor of the Agent.

6.       SECURITY AND SUBROGATION UNDER INDENTURE.

         6.1 SECURITY. To further secure the Company's Letter of Credit Obligations under this Third Restated Credit Agreement, the Company and the Agent intend that (i) the Agent will have the security and benefit of the Bond Documents as provided in the Indenture and (ii) in the event of one or more draws under the Letters of Credit and the application thereof to the payment of Bonds, the Agent will be subrogated PRO TANTO to the rights of the Trustee and the holders of such Bonds in and to all funds and security held by the Trustee under the Indenture for the payment of the principal of and interest on such Bonds, including without limitation all loan funds, construction funds, escrow funds, revenue funds, operation funds, debt service funds, reserve funds, redemption funds and other funds and securities and other instruments comprising investments thereof. In addition, the Agent shall have any and all other subrogation rights available to the Agent at law or in equity.

         6.2 PLEDGE OF RIGHTS TO CERTAIN FUNDS AND INVESTMENTS. To secure the Company's Letter of Credit Obligations to the Agent under this Agreement, the Company hereby pledges to the Agent, and grants to the Agent a security interest in, all of the Company's right, title and interest in and to all funds and investments thereof now or hereafter held by the Trustee under the Indenture as security for the payment of the Bonds, including without limitation any and all loan funds, construction funds, escrow funds, revenue funds, operations funds, debt service funds, reserve funds, redemption funds and other funds and securities and other instruments comprising investments thereof and interest and other income derived therefor as held as security for the payment of the Bonds, such pledge, assignment and grant being under and subject only to the rights of the Trustee under the Indenture. The Company covenants and agrees that it will defend the Agent's rights and security interests created by this Section against the claims and demands of all persons except the Trustee. In addition to its other rights and remedies under this Third Restated Credit Agreement and the Bond Documents, the Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State or other applicable law with respect to the security interests created by this Section. The Agent's rights under this Section are in addition to, and not in lieu of, its rights described in
                  Section 6.1.

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





         6.3      PLEDGED BONDS.

                  6.3.1 PLEDGE. To secure the Company's obligations to the Agent under this Agreement, the Company hereby pledges and assigns to the Agent, and grants to the Agent a security interest in, all of the Company's right, title and interest, now owned or hereafter acquired, in and to any and all Unremarketed Tendered Bonds (together with all income therefrom and proceeds thereof) purchased pursuant to the Indenture with the proceeds of a Tender Draft presented under the Letters of Credit for which neither (i) full reimbursement has been made to the Agent nor (ii) the Trustee holds sufficient funds which, pursuant to the Indenture, the Trustee is required to apply on behalf of the Company to reimburse the Agent in full for such Tender Draft on the date such Tender Draft is paid by the Agent. Such Unremarketed Tendered Bonds shall be pledged to the Agent, registered in its name as pledgee of the Company and delivered to and held by the Trustee as agent for the Agent under this
                           Section 6.3 or, at the option of the Agent by written notice to the Company and the Trustee, the Unremarketed Tendered Bonds specified in such notice shall be delivered to and pledged and held by the Agent. Unremarketed Tendered Bonds which are so held by the Trustee as agent for the Agent or by the Agent are herein referred to as "Pledged Bonds."

                  6.3.2 PLEDGED BOND PAYMENTS. Any principal of, premium on and interest on Pledged Bonds which becomes due and payable (including any due-bills received upon purchases thereof pursuant to the record date provisions of the Indenture or the Bonds) shall be paid to the Agent. All sums of money so paid to the Agent in respect of Pledged Bonds shall be credited against the obligation of the Company to reimburse the Agent, with interest under Section 2.10.5 for the amount drawn with a Tender Draft to fund the purchase of such Pledged Bonds pursuant to the Indenture.

                  6.3.3 RELEASE OF PLEDGED BONDS. If the Company pays or causes to be paid in full its obligation under
                           Section 2.10.5 for the reimbursement of the amount (or allocable portion thereof) drawn with a Tender Draft to fund the purchase of Pledged Bonds pursuant to the terms of the Indenture (or if the Trustee has received immediately available funds which, pursuant to the terms of the Indenture, the Trustee is required to pay over promptly to the Agent in an amount sufficient to pay the Company's reimbursement obligation under Section 2.10.5 hereof with respect to the amount drawn with such Tender Draft to fund the purchase of such Pledged Bonds), and provided no Event of Default has occurred and is continuing, the Agent will release from the pledge of this Third Restated Credit Agreement and will deliver, or cause its agent to deliver, such Pledged Bonds to such person or persons as the Company may direct. An amount equal to the principal of, plus accrued interest on, such Pledged Bonds shall be presumed (absent notice to the contrary) to be an "amount sufficient" for the purposes of this Section 6.3.3 and, upon receipt of such amount by the Trustee for payment to the Agent as aforesaid, the Trustee shall be automatically authorized to deliver such Pledged Bonds as aforesaid free from the pledge of this Agreement, unless the Trustee has received from the Agent written notice or telephonic notice (which shall thereafter be confirmed in writing) that such release shall not occur.

                  6.3.4 LIABILITY OF AGENT. The Agent shall not be liable for failure to collect or realize upon the obligations secured by the Pledged Bonds or any collateral security guarantee therefor, or any part thereof, or for any delay in so doing, and the Agent shall not be under any obligation to take any action whatsoever with regard thereto.

                  6.3.5 REPRESENTATIONS; RIGHTS AND REMEDIES. The Company represents and warrants to the Agent that the pledge, assignment and delivery of Pledged Bonds pursuant to this Section 6.3 will create a valid first lien on and a first perfected security interest in, all right, title and interest of the Company in and to the Pledged Bonds, and the proceeds thereof. The Company covenants and agrees that it will defend the Agent's right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all persons. In addition to its other rights and remedies under this Third Restated Credit Agreement and the Bond Documents, the Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State or other applicable law with respect to the security interests created by this Section.SEQ LEVEL1 \H \R0 SEQ LEVEL2 \H \R0

7. CONDITIONS PRECEDENT. Notwithstanding anything to the contrary contained herein, the Agent's and Lenders' obligation and commitment to continue to make the Credit Facilities available to the Company pursuant to this Third Restated Credit Agreement will terminate in the event that all of the conditions set forth in Sections 7.1 and 7.2 are not satisfied by the Company on or before the Closing Date.

         7.1 INITIAL ADVANCES. The Lenders' obligations to make the initial Advances and to issue Standby Letters of Credit pursuant to
                  Section 2 of this Third Restated Credit Agreement are subject to the fulfillment of each of the following conditions:

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





                  7.1.1 LOAN DOCUMENTS. The Agent has received, on behalf of the Lenders, all amended Loan Documents duly executed by the Company, together with all instruments, Uniform Commercial Code Financing Statements and other documents as are necessary to continue in the Agent a perfected first priority security interest in the Collateral.

                  7.1.2 OPINION LETTERS. The Agent and each Lender has received an opinion of counsel for the Company directed to the Agent and the Lenders in form and substance and from counsel acceptable to the Agent.

                  7.1.3 RESOLUTIONS. The Agent has been furnished copies, certified by the secretary or assistant secretary of the Company, of the resolutions of the Board of Directors of the Company authorizing execution, delivery and performance of the amended Loan Documents, together with a certificate of such secretary or assistant secretary certifying the names, titles, incumbency and signatures of the officers of such corporation authorized to execute any amended Loan Documents.

                  7.1.4 GOOD STANDING. The Agent has received, as to the Company, long- form certificates of good standing of the Secretary of State of the jurisdiction in which it is incorporated and each jurisdiction in which it is qualified to do business.

                  7.1.5 DESIGNATION OF AUTHORIZED EMPLOYEES OF COMPANY. The Company shall have delivered to the Agent a written designation of Authorized Employees.

                  7.1.6 TITLE INSURANCE. The Agent has been issued, with respect to each of the properties described in Sections 5.6 and 5.7, above (collectively the "Mortgaged Properties"), a commitment for the issuance of an ALTA mortgagee's policy of title insurance, in form and substance and issued by a company or companies acceptable to the Agent (with appropriate reinsurance or co-insurance agreements, where required by the Agent), in an amount per policy of not less than $570,000 and $1,850,000, respectively, showing fee simple title to such Mortgaged Properties to be vested in the Company, and showing and insuring the Mortgage on each such Mortgaged Property to be a good and valid first lien on the Company's interest in such property, subject only to such title exceptions as may be approved by the Agent. Complete and legible copies of all documents affecting title shall be included in each such commitment. Each policy must insure against, in addition to other items, mechanic's liens and eliminate survey and other standard "pre- printed" exceptions, shall provide for affirmative insurance coverage with respect to such easements and other matters as the Agent may require, and shall include such revolving credit, zoning and other endorsements as the Agent may require. Any restrictions, parking agreements, access or utility easements, common maintenance and service agreements, and other similar documents or agreements shall be subject to the Agent's review and approval. The foregoing Condition Precedent initially was fulfilled on or about July 15, 1994.

                  7.1.7 SURVEY. The Company has provided the Agent with a survey (dated not more than thirty (30) days prior to the Closing Date) of each of the Mortgaged Properties, prepared by a licensed surveyor acceptable to the Agent with adequate errors and omissions insurance, showing, through the use of course bearings and distances, the boundaries of each Mortgaged Property and location of the building located on each Mortgaged Property in relation thereto and all dimensions thereof, and all easements, set-back lines, deviations between survey lines and title lines, rights of way, encroachments, bench marks, etc. The survey shall contain a full legal description of adjacent and contiguous streets as well as measurement to the nearest intersection or other adequate checkpoint in form and substance satisfactory to the Agent. Such survey shall be certified to the Agent, the title insurance companies and any other party required by the Agent and shall otherwise be reasonably acceptable to the Agent and sufficient to the title insurance companies to remove the survey exceptions from the title insurance policies. The foregoing Condition Precedent initially was fulfilled on or about July 15, 1994.

                  7.1.8 INSURANCE. The Company shall provide to the Agent evidence of all required insurance coverage under
                           Section 9.14 hereof.

                  7.1.9 WETLANDS. The Company shall provide the Agent with evidence, satisfactory to the Agent, that (a) none of the Mortgaged Properties contain any areas that constitute wetlands (as defined in 40 C.F.R. Section
                           122.2 and 33 C.F.R. Section 328.3), and (b) there has been no unpermitted filling of wetlands at any of such Mortgaged Properties. The foregoing Condition Precedent initially was fulfilled on or about July 15, 1994.

                  7.1.10 APPRAISAL. The Agent has received an updated appraisal of each Mortgaged Property, in form and content satisfactory to the Agent, prepared by an MAI appraiser selected or approved by the Agent. The foregoing Condition Precedent was fulfilled in March 1998.

                  7.1.11 ENVIRONMENTAL REQUIREMENTS. The Company shall provide the Agent with an environmental engineer's report for each of the Mortgaged Properties, in form and substance acceptable to the Agent. Such environmental engineer must be approved by the Agent. Such report shall indicate, among other things, that the Mortgaged Properties are not and have not been affected by the presence of any toxic or hazardous substance or waste, or underground storage tanks, or any other pollutants that could be detrimental to any of the Mortgaged Properties, human health, or the environment, that the Mortgaged Properties are not in violation of any local, state or federal laws or regulations except as set forth on the Disclosure Schedule and that no environmental problems exist with respect to the Mortgaged Properties. Such report also shall (i) indicate that the engineers have made written inquiry of the appropriate regional office of the United States Environmental Protection Agency ("EPA"), and the appropriate agency or authority, requesting any information held by the EPA or the appropriate state agency indicating whether or not any of the Mortgaged Properties are or have been identified as a site containing toxic or hazardous substance or waste or underground storage tanks, and
                           (ii) provide the Agent with a history of the use of the Mortgaged Properties giving particular attention to possible past military, industrial or land-fill use and as to the presence of any and all underground storage tanks. The foregoing Condition Precedent initially was fulfilled on or about July 15, 1994.

                  7.1.12 FULL SYNDICATION. The Agent shall have received written commitments from the Lenders to assume the lending responsibility for the Commitments.

                  7.1.13 UCC SEARCHES. The Agent shall be provided with current UCC searches with respect to the Company and such other parties and in such locations as the Agent may require showing that all personal property which is required to be Collateral for the Credit Facilities is free from all liens and security interests except for Permitted Liens. The foregoing Condition Precedent has been fulfilled.

                  7.1.14 CONSENTS. The Agent has received copies of all consents which the Company must obtain in connection with the transactions contemplated hereby.

                  7.1.15 BORROWING BASE CERTIFICATE AND REPORTS. The Agent has received a Borrowing Base Certificate dated as of June 7, 1998, and the Reports described under Section
                           9.4 hereof for the month most recently ended.

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





                  7.1.16 FEES. The Agent and the Lenders have received full payment of all fees, expenses and other amounts then due under this Third Restated Credit Agreement.

                  7.1.17   [INTENTIONALLY OMITTED].

                  7.1.18 DELIVERY OF THE BOND DOCUMENTS AND SECURITY DOCUMENTS. The Bond Documents and Security Documents have been executed and delivered by the parties thereto, each in form and substance satisfactory to the Agent, and the Agent has received an executed or conformed copy of each of the Bond Documents and Security Documents. The foregoing Condition Precedent initially was fulfilled on or about July 15, 1994.

                  7.1.19   NO DEFAULT. No Default or Event of Default exists.

                  7.1.20 REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Company contained in this Third Restated Credit Agreement or in the Bond Documents are true and correct with the same force and effect as though such representations and warranties had been made on and as of such time.

                  7.1.21 CERTIFICATES. There has been delivered to the Agent a certificate of the Company dated the Closing Date, to the effect that all of the conditions specified in Sections 7.1.19 and 7.1.20 have been satisfied as of such date.

                  7.1.22 OPINION OF BOND COUNSEL. There has been delivered to the Agent an opinion of Bond Counsel, dated the Date of Issuance and in form and substance satisfactory to the Agent, to the effect that the Bonds are legal, valid and binding obligations of the Issuer and that interest on the Bonds are exempt from Federal income taxes under existing statutes, and court decisions (with such exceptions as are satisfactory to the Agent), and covering such other matters as the Agent may reasonably request. The foregoing Condition Precedent initially was fulfilled on or about July 15, 1994.

                  7.1.23 COLLATERAL EVALUATION. The Agent shall have completed its audit of the accounts receivable, inventory and account payable and the results of such audit shall be acceptable to the Lenders.

                  7.1.24 DOCUMENTATION AND PROCEEDINGS. All instruments in connection with the transactions contemplated by this Third Restated Credit Agreement and the Bond Documents are satisfactory in form and substance to the

                           Agent and its counsel and the Agent has received all information and copies of all documents, including governmental approvals, which it may have reasonably requested in connection with the transactions contemplated by this Third Restated Credit Agreement and the Bond Documents, such documents where appropriate to be certified by authorized officers of the Company or proper governmental authorities.

                  7.1.25 OTHER DOCUMENTS. The Lenders have received such other documents as they may have reasonably required in connection with the transactions provided for in this Third Restated Credit Agreement, all in form and substance satisfactory to the Agent, including but not limited to the Company's audited financial statements for the most recently completed Fiscal Year containing the unqualified opinion of Grant Thornton LLP.

                  7.1.26 OTHER CONDITIONS. The conditions set forth in Section 7.2, below, shall have been fully satisfied.seq level2 \h \r0

         7.2 EACH ADVANCE. The obligation of each Lender to make any Advance is subject to the fulfillment of each of the following conditions to the satisfaction of the Agent:

                  7.2.1 NO DEFAULTS. There does not exist any Potential Default, Default or Event of Default either before or after giving effect thereto.

                  7.2.2 ACCURACY. The representations and warranties contained in this Third Restated Credit Agreement and in the other Loan Documents as amended are true, correct and complete in all respects on and as of the day of any Request for Advance or making of any Borrowing.

                  7.2.3 NOTICES. The Agent shall have received all required Notices.

                  7.2.4 OTHER DOCUMENTS. The Agent shall have received such other documents or items of information as it may reasonably require, in form and substance satisfactory to it.SEQ LEVEL2 \H \R0

         7.3 REPRESENTATION. Each Borrowing, each conversion or continuation of an Advance shall constitute a representation and warranty by the Company as of such Borrowing Date, Conversion Date, Continuance Date or issuance or renewal date, as applicable, that the conditions specified in Sections 7.1 and 7.2 above, have been satisfied.

8. REPRESENTATIONS AND WARRANTIES. To induce the Lenders to continue to extend the Credit Facilities herein contemplated, the Company hereby represents and warrants as follows:

         8.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, has the power and authority to own, lease and operate its assets and to conduct its business as is now done and is duly qualified to do business as a foreign corporation and in good standing under the laws of all jurisdictions where required by the conduct of its business or ownership or leasing of its assets, except such jurisdictions, if any, where the failure to be so qualified and in good standing, whether considered individually or in the aggregate with all other such failures, would not have a material adverse effect on the ability of the Company to pay or perform the Obligations or on its assets, liabilities, business, prospects, operations or condition (financial or otherwise).

         8.2 LATEST FINANCIALS. The balance sheet of the Company as of March 29, 1998 and related statement of income and retained earnings and statement of cash flows as of March 29, 1998, and the interim balance sheets and statements of income and retained earnings and cash flows of the Company for the six
                  (6) month period ended as of September 28, 1997, as delivered to the Lenders, are true, complete and accurate in all respects and fairly present the financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the results of operations of such Persons for the periods ended as of March 29, 1998 and September 28, 1997, respectively. Such financial statements have been prepared in accordance with GAAP applied consistently with preceding periods, subject to any comments and notes contained therein (and subject in the case of such interim statements to normal year-end audit adjustments).

         8.3 RECENT ADVERSE CHANGES. Since March 29, 1998, the Company has not suffered any damage, destruction or loss which has materially adversely affected its business or assets and, except as previously disclosed in writing to the Lenders, no event or condition of any character has occurred which has materially and adversely affected its assets, liabilities, business, operations, prospects or condition (financial or otherwise), and neither the Company nor any of its officers or directors has any knowledge of any event or condition which may materially adversely affect the assets, liabilities, business, operations, prospects, or condition (financial or otherwise) of the Company.

         8.4 RECENT ACTIONS. Since March 29, 1998, the business of the Company has been conducted in the ordinary course and the Company has not: (i) incurred any debt or other obligations or liabilities, whether accrued, absolute, contingent or otherwise, other than debt and liabilities incurred and obligations under contracts entered into in the ordinary course of business; (ii) discharged, satisfied, paid or cancelled any debt or any obligations, absolute or contingent, other than current liabilities shown on the financial statements referred to in
                  Section 8.2, above, and current liabilities incurred since March 29, 1998 in the ordinary course of business; or (iii) made any loans or otherwise conducted its business other than in the ordinary course.

         8.5 TITLE. Since March 29, 1998, except for sales in the ordinary course of business since that date, the Company has good and marketable title to the assets reflected on the balance sheets or notes thereon referred to in Section 8.2, above, free and clear from all liens and encumbrances except for Permitted Liens.

         8.6 LITIGATION, ETC. Except as set forth in the Disclosure Schedule, there are no actions, suits, proceedings or governmental investigations pending or, to the knowledge of the Company, its directors or officers, threatened before any court, grand jury, arbitrator, regulatory commission, board, administrative agency or other governmental authority against or affecting the Company or any of its respective Subsidiaries, or any of its or their properties, which (a) could, either individually or in the aggregate, result in any material adverse change in the condition (financial or otherwise), business, operations, assets or prospects of the Company or (b) questions the validity or enforceability of any of the Loan Documents or Obligations; and there is no basis known to the Company, its officers or directors for any such actions, suits, proceedings or investigations.

         8.7 TAXES. Except as to taxes not yet due and payable, the Company has timely filed all returns and reports to be filed by it in connection with any federal, state, local or other tax, duty or charge levied, assessed or imposed upon it, or its property, including but not limited to income, franchise, unemployment, social security and similar taxes; and all of such taxes have been either paid or adequate reserve or other provision has been made therefor.

         8.8 AUTHORITY. The Company has full corporate power and authority to enter into the transactions provided for in this Third Restated Credit Agreement and has been duly authorized to do so by appropriate action of its board of directors. This Third Restated Credit Agreement, the Notes and the other Loan Documents as amended, when executed and delivered by the Company, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforceability generally of rights of creditors.

         8.9 OTHER DEFAULTS. There does not now exist any material default or violation by the Company of or under any of the terms, conditions or obligations of: (i) its Articles of Incorporation or Code of Regulations; (ii) any indenture, or deed of trust or mortgage to which it is a party or by which it is bound; (iii) any agreement or instrument evidencing debt to which it is a party or by which it is bound; (iv) any other material franchise, permit, contract, agreement or other instrument to which it is a party or by which it is bound; or (v) any material law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it or affecting any of its assets by any law or by any governmental authority, court or agency.

         8.10 CONFLICTS. Neither the execution, delivery and performance of this Third Restated Credit Agreement nor the consummation of any of the transactions herein contemplated (a) will result in any default or violation by the Company of or under any of the terms, conditions or obligation of (i) its Articles of Incorporation or Code of Regulations; (ii) any indenture, or deed of trust or mortgage to which it is a party or by which it is bound; (iii) any agreement or instrument evidencing debt to which it is a party or by which it is bound; (iv) any other material franchise, permit, contract, agreement or other instrument to which it is a party or by which it is bound; or
                  (v) any law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it or affecting any of its assets by any law or by any governmental authority, court or agency or (b) result in or require the creation of any lien, security interest or other encumbrance (except as contemplated by this Third Restated Credit Agreement) upon any of the assets of the Company.

         8.11 PATENTS, LICENSES, ETC. The Company has any and all licenses, permits, franchises or other governmental authorizations necessary for the ownership or leasing of its respective properties and the conduct of its business. The Company possesses adequate licenses, patents, patent applications, copyrights, trademarks, trademark applications, and trade names to continue to conduct its business as heretofore conducted, without any conflict with the rights of any other person or entity.

         8.12 ERISA. The Company and each of its ERISA Affiliates are in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder. No Reportable Event has occurred as to which the Company or any such ERISA Affiliate was required to file a report with the PBGC, and, as of the Closing Date, the present value of all benefit liabilities under all the Plans (based on those assumptions used to fund such Plans) did not, as of the last audited annual valuation date applicable thereto, exceed by more than $500,000 the aggregate value of the assets of such Plans. Neither the Company nor any such ERISA Affiliate has incurred any Withdrawal Liability that materially adversely affects the financial condition of the Company and its ERISA Affiliates taken as a whole. Neither the Company nor any such ERISA Affiliate have received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, where such reorganization has resulted or can reasonably be expected to result in an increase in the contributions required to be made to such Plan that would materially and adversely affect the financial condition of the Company and its ERISA Affiliates taken as a whole.

         8.13 REGULATION U. The Company is not engaged principally in, nor does the Company have as one of its principal activities, the business of extending credit for the purpose of purchasing or carrying Margin Stock (as defined in Reg. U, 12 C.F.R. 221). No part of the Advances will be used to purchase or carry any Margin Stock, to extend credit to others for the purpose of purchasing or carrying any Margin Stock or to retire Indebtedness which was incurred to purchase or carry any Margin Stock.

         8.14     ENVIRONMENTAL MATTERS.

                  8.14.1 Except as set forth on the Disclosure Schedule, there have been no material claims, notices, orders or directives on environmental grounds made or delivered to, pending or served on the Company, any of its Subsidiaries or its agents, (i) issued by a governmental department or agency having jurisdiction over the assets of any such Person, real or personal, owned or leased, affecting such assets or any part thereof, requiring any work to be done upon or about such assets or any part thereof, including but not limited to clean up orders, or (ii) issued or claimed by any private agency or individual affecting such assets or any part thereof.

                  8.14.2 To the best knowledge of the Company, except those stored, held and used in accordance with all applicable laws and regulations, there have not been, are not now and will be no solid waste, hazardous waste, hazardous substances, toxic substances, toxic chemicals, pollutants, wastes or contaminants, underground storage tanks, purposeful dumps, nor any accidental spills of such in, on or about any of the assets of the Company or any of its Subsidiaries, real or personal, owned or leased, and no solid waste, hazardous waste, hazardous substances, pollutants, contaminants, wastes or toxic substance have ever been stored on any real property owned or leased either by any such Person or by any of their lessees, licensees, invitees or predecessors.

                  8.14.3 To the best knowledge of the Company, there has been no, is not now and will be no filtering into ground water or transmission by seepage or other draining or transfer any solid waste, hazardous substances, hazardous waste, pollutants or contaminants, or toxic substances which have affected, is now affecting or will affect any of the real property owned or leased by the Company or any of its Subsidiaries or any sites adjoining such property.

                  8.14.4 To the best knowledge of the Company, the Company and each of its Subsidiaries have obtained all necessary approvals or satisfactory clearances for use of its assets from all governmental authorities, utility companies, or development-related entities, in regard to the use of its assets, the discharge of chemicals, liquids and emissions, if any, and other chemicals into the atmosphere, ground water or surface water, from its operations.SEQ LEVEL2 \H \R0

         8.15 INVESTMENT COMPANY ACT. The Company is not directly or indirectly controlled by, or acting on behalf of, a person which is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         8.16 GOVERNMENTAL CONSENTS. No consent, licenses, permits, approvals or authorizations (other than customary permits, approvals or authorizations required in connection with the construction of the Scottsburg Expansion which will be obtained when appropriate as construction progresses) of, exemptions by, notices or reports to, or registrations, filings or declarations with, any governmental authority or agency are required to authorize the execution, delivery or performance by the Company of any amended Loan Documents or any of the transactions contemplated thereby, or are otherwise required to ensure the validity or enforceability of any of the amended Loan Documents, which have not been obtained or made.

         8.17 DISCLOSURE. Neither this Third Restated Credit Agreement, any of the other amended Loan Documents or any certificate, instrument, document or other information furnished in writing to the Agent or any Lender in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to keep the statements herein or therein not misleading.

         8.18 REGISTERED OFFICE. The Company's registered office for doing business in Kentucky is located in Jefferson County, Kentucky and the Company does not maintain and has not maintained a registered office in any other county in Kentucky.SEQ LEVEL1 \H \R0

9. AFFIRMATIVE COVENANTS. The Company covenants and agrees that from the date of execution of this Third Restated Credit Agreement until all Obligations to the Lenders have been fully paid and this Third Restated Credit Agreement terminated:

         9.1 SINKING FUND. The Company will maintain the Sinking Fund Account with the Agent and make timely deposits therein pursuant to the terms of this Third Restated Credit Agreement.

         9.2 BOOKS AND RECORDS; ACCESS. The Company will maintain, and cause each of its Subsidiaries to maintain, proper books of account and other records and enter therein complete and accurate entries and records of all of its transactions in accordance with GAAP; give representatives of each Lender access to the books, records and premises of the Company and its Subsidiaries at all reasonable times, including permission to examine, copy and make abstracts from any of such books and records, and to audit the Collateral, and provide such other information as the Agent or any Lender may from time to time reasonably request; and furnish to the Agent for examination copies of any reports, statements or returns which the Company may make to or file with any governmental department, bureau or agency, federal or state and any letter, other than routine correspondence, directed to the management of the Company or their auditors or independent accountants relating to its or their financial statements, accounting procedures, tax returns, financial condition or the like; and make their officers and independent certified public accountants available to the Lenders from time to time upon reasonable notice to discuss their businesses, operations, assets, liabilities and condition (financial or otherwise) and any statements, records or documents furnished or made available to the Agent or any of the Lenders.

         9.3 MONTHLY STATEMENTS. The Company will furnish the Agent within thirty (30) days after the end of each calendar month financial statements of the Company, which financial statements shall be (a) in reasonable detail and in form reasonably satisfactory to the Agent, (b) certified by a Responsible Officer of the Company that such statements are true and correct to the best of his/her knowledge and are prepared in accordance with GAAP applied on a basis consistent with the preceding month's statements, if any, and (c) contain a certificate by such officer (i) stating that to the best of such officer's knowledge, no Default or Event of Default has occurred during such period and that as of the date of the certificate, no Default or Event of Default exists, except as specified in such certificate, and (ii) setting forth computations in reasonable detail and satisfactory to the Agent that demonstrate compliance with the financial covenants contained in Section 10 hereof. Such certificate will be in the form of the attached Exhibit S. Those financial statements will include a balance sheet as of the end of such month and statements of income and retained earnings and changes in financial position (or cash flow statements) for such month. The Agent will promptly send a copy of such statements and certificate to each Lender.

         9.4 BORROWING BASE CERTIFICATES. The Company will furnish the Agent upon the request from time to time of the Agent but in no event less often than monthly, a Borrowing Base Certificate in the form of the attached Exhibit T. The Borrowing Base Certificate will update accounts receivable monthly and will update raw materials and finished goods inventory monthly. The Agent will promptly send a copy of such certificate to each Lender.

         9.5      [INTENTIONALLY OMITTED].

         9.6 QUARTERLY STATEMENTS. The Company will furnish the Agent within forty-five (45) days after the end of each Fiscal Quarter copies of financial statements for the Company and its Subsidiaries, which financial statements will: (a) be in reasonable detail and in form reasonably satisfactory to the Agent; (b) be certified by a Responsible Officer of the Company that such statements are true and correct to the best of his/her knowledge and are prepared in accordance with GAAP applied on a basis consistent with the preceding quarter's statements, if any; and (c) contain a certificate by each such officer (i) covering the matters described in Section 9.3(c), above, and (ii) stating that to the best of such officer's knowledge, at the end of and during such period the Company have observed or performed or satisfied all agreements, orders, decrees or other requirements applicable to or imposed upon them by any federal or state department or agency regulating their government contracting activities, except as specified in such certificate. Such certificates will be in the form of the attached Exhibit S. Those financial statements will include a balance sheet as of the end of such quarter, a statement of income, retained earnings and cash flow for such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year. The Agent will promptly send a copy of such financial statements and certificates to each Lender.

         9.7 ANNUAL AUDITS. The Company will permit the Agent, at the Company's expense, to perform up to two audits per Fiscal Year with respect to Inventory and/or receivables and payables of the Company. At its discretion at any time after an Event of Default, the Agent may perform such audits more frequently and all such audits shall be at the Company's expense. At its discretion at any time after an Event of Default, the Agent may engage an independent appraiser to perform a valuation of the Borrower and its business. The report of such appraiser will be for the Lenders' sole use and all reasonable fees and expenses relating to such valuation shall be paid by the Company upon demand.

         9.8 ANNUAL STATEMENTS. The Company will furnish the Agent (i) within forty-five (45) days after the end of each fiscal year, copies of internally prepared annual financial statements of the Company which will include a balance sheet of the Company as of the end of such year, and a statement of income, retained earnings and cash flow for such year and (ii) within ninety
                 (90) days after the end of each fiscal year, with copies of annual audited financial statements for the Company, which will include a balance sheet of the Company as of the end of such year, and a statement of income, retained earnings and cash flow for such year. The audited financial statements will contain the unqualified opinion of an independent certified public accountant acceptable to the Agent and a certificate stating that in making their audit they obtained no knowledge of the existence of any Default or

                  Event of Default and its examination will have been made in accordance with generally accepted auditing standards and such opinion will contain a report reasonably satisfactory to the Agent of any inconsistency in the application of generally accepted accounting principles with the preceding years' statements. Concurrently with the delivery of the foregoing financial statements, a Responsible Officer of the Company will deliver to the Agent certificates with respect to such annual statements in the form required by Section 9.3, above. The Agent will promptly send a copy of such financial statements and certificates to each Lender.

         9.9 AUDITOR'S LETTERS. The Company shall furnish copies of any letter, other than routine correspondence or communications, directed to the management of the Company by its auditors or independent accountants, relating to its financial statements, accounting procedures, financial condition, tax returns, or the like, since December 31, 1995.

         9.10 ANNUAL BUDGETS, FORECASTS AND COMPARISONS. At Agent's request, within thirty (30) days of such request, the Company will submit to the Agent a copy of the Company's annual budget and financial forecast for the succeeding fiscal year, at a minimum, including a summary of the Company's strategic operating plan together with key assumptions underlying the forecast, all in form and content acceptable to Agent. With each of the financial statements delivered in accordance with Sections 9.3, 9.6 and 9.8, above, the Company will deliver statements for each division of the Company comparing actual performance to projected and prior year's performance for such period.

         9.11 NOTICES OF DEFAULT. Promptly after the Company obtains knowledge thereof, the Company will notify the Agent of any Default, Event of Default or Potential Default, the nature thereof, period of existence thereof and action the Company proposes to take with respect thereto.

         9.12 PAYMENT OF CHARGES. The Company will pay and discharge when due all taxes, assessments and governmental charges and levies imposed upon it, its income, profit, business or assets, and all other lawful claims of any kind which, if unpaid, might become a lien or charge upon all or any part of its assets, except those which currently are being contested in good faith by appropriate proceedings and for which the Company has set aside adequate reserves in accordance with GAAP, but any such disputed item will be paid forthwith upon the commencement of any proceeding for the foreclosure of any lien which may have attached with respect thereto, unless the Agent will have received an opinion in form and substance and from legal counsel of the Company acceptable to it that such proceeding is without merit.

         9.13 EXISTENCE; OPERATIONS. The Company will maintain and preserve its corporate existence and right to carry on its business; maintain and preserve all material rights, powers, privileges and franchises; continue in operation in substantially the same manner as at present, except where such operation is rendered impossible by a fire, strike or other events beyond their control; keep its real and personal properties in good operating condition and repair; make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and comply with the provisions of all leases to which it is a party or under which it occupies or holds real or personal property so as to prevent any loss or forfeiture thereof or thereunder.

         9.14 INSURANCE. The Company will keep its insurable real and personal property insured with responsible insurance companies reasonably satisfactory to the Agent against loss or damage by fire, windstorm and other hazards which are commonly insured against with an extended coverage endorsement in an amount equal to not less than eighty percent (80%) of the insurable value thereof on a replacement cost basis (or, if greater, the amount necessary so that the insured will not be deemed a co-insurer under any coinsurance provisions of any such policy) and also maintain public liability insurance and flood insurance in a reasonable amount. In addition, the Company will and will cause its Subsidiaries to maintain extended liability insurance covering their operations in a reasonable amount considering the type of business operations of such Persons and the amount and form of such insurance and the companies issuing such insurance shall be consistent with the quality, form and amount of insurance presently maintained by such parties. All such policies shall provide that thirty (30) days' prior written notice must be given to the Agent before such policy is altered or cancelled. All casualty policies shall name the Agent as lender loss payee and additional insured (for the benefit of Lenders) (or, if applicable, a standard mortgagee clause and waiver of insurer's right of subrogation against funds paid under the standard mortgagee endorsement). The right to adjust all claims under such policies and all amounts recoverable under such policies hereby are assigned to the Agent (for the benefit of the Lenders); and the amounts collected by the Agent, at the option of the Agent, may be used in any one or more of the following ways: (a) applied to the payment of any sums then in default under the Obligations; (b) used to fulfill any Obligations that the Company has failed to perform; (c) unless the insurer denies liability to any insured, used to restore the applicable property to a condition satisfactory to the Agent on such terms and conditions as the Agent may determine;
                  (d) released to the Company; and/or (e) applied to any of the Obligations, whether matured or unmatured. Schedules of all insurance of the Company and its Subsidiaries will be submitted to the Agent upon request. Such schedules will contain a description of the risks covered, the amounts of insurance carried in each risk, the name of the insurer and the cost of such insurance to the insured. Such schedules will be supplemented by the Company from time to time to reflect any change in insurance coverage. The Company will deliver to Agent certificates representing such insurance policies on the Closing Date and thereafter updated certificates at least thirty (30) days prior to the expiration of each insurance policy date as reflected in the prior certificates evidencing that the premiums for such policies have been paid in full.

         9.15 COMPLIANCE WITH LAWS. The Company will comply with all laws, regulations and court and governmental orders applicable to it, any of its assets or the operation of its business, including without limitation those relating to environmental, insurance, health and employee benefit matters, the failure to comply with which, whether considered individually or in the aggregate, could materially adversely affect the ability of the Company to pay or perform any of the Obligations or the business, operations, assets, prospects or condition (financial or otherwise) of the Company.

         9.16 ENVIRONMENTAL VIOLATIONS. The Company will immediately notify the Agent of any violation of any rule, regulation, statute, ordinance, or law relating to public health or the environment.

         9.17 ENVIRONMENTAL AUDIT AND OTHER ENVIRONMENTAL INFORMATION. The Company will provide copies of all environmental reports, audits, studies, data, results, and findings obtained by the Company or any of its Subsidiaries from work conducted by the Company or any Subsidiaries thereof or any other person or entity (including, but not by way of limitation, the United States Environmental Protection Agency and any state Environmental Protection Agency and their agents, representatives, and contractors) on any property of the Company or any Subsidiary thereof or property adjacent thereto. Copies of all such existing reports, audits, studies, data, results and data will be delivered to the Agent on or before the Closing Date, and any and all such materials hereafter obtained will be delivered to the Agent as soon as such reports, audits, studies, data, results, and findings become available to any of the Company. If the submissions are considered inadequate or insufficient in order for the Agent to adequately consider the status of environmental compliance or if the submissions are in error, then the Agent may require the Company, at the Company's sole expense, to engage an independent engineering firm acceptable to the Agent to conduct a complete environmental report, study, finding or audit in as timely a fashion as is reasonably possible. In addition, the Company will provide the Agent with information related to remedial action at any property, the Company or any Subsidiary thereof or adjacent to such property as soon as such information becomes available to the Company or any Subsidiary thereof (such information will include but not be limited to a copy of the Remedial Investigation/Feasibility Study for that property).

         9.18 BUSINESS NAMES AND LOCATIONS. The Company will immediately notify the

                  Agent of any change in the name under which the Company conducts its business and, unless the Agent otherwise consents in writing pursuant to this Third Restated Credit Agreement, keep and maintain all of the Collateral only at the addresses listed in the Disclosure Schedule (and, as to any address disclosed therein as a subcontractor location for Inventory, not permit at any time the value of such Inventory at any such location to exceed $200,000) and keep the principal places of business of each Company at the addresses specified in the Disclosure Schedule. The Company will notify the Agent immediately upon the opening or closing of any place from which the Company conducts business.

         9.19 ACCOUNTS. So long as any of the Credit Facilities are in effect, the Agent will remain the primary bank of account of the Company.

         9.20 ERISA COMPLIANCE. The Company will (a) comply in all material respects with the applicable provisions of ERISA and (b) furnish to the Agent (i) as soon as possible, and in any event within thirty (30) days after any Responsible Officer of the Company or any ERISA Affiliate knows or has reason to know that any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Company to the PBGC in an aggregate amount exceeding $500,000 a statement of a financial officer of the Company, setting forth details as to such Reportable Event and the action that the Company proposes to take with respect thereto, together with a copy of the notice of such Reportable Event, if any, given to the PBGC, (ii) promptly after receipt thereof, a copy of any notice the Company or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) or to appoint a trustee to administer any such Plan, (iii) within ten (10) days after the due date for filing with the PBGC pursuant to
                  Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a financial officer of the Company setting forth details as to such failure and the action that the Company proposes to take with respect thereto together with a copy of any such notice given to the PBGC and (iv) promptly and in any event within thirty (30) days after receipt thereof by the Company or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Company or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability in an amount exceeding $500,000 or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, both within the meaning of Title IV of ERISA, and which, in each case, is expected to result in an increase in annual contributions of the Company or an ERISA Affiliate to such Multiemployer Plan in an amount exceeding $500,000.

         9.21 FURTHER ASSURANCES. The Company will execute and deliver, or cause to be executed and delivered, all such additional documents, agreements and instruments (including but not limited to Uniform Commercial Code financing statements) as the Agent or the Lenders may reasonably request in order to effectuate the transactions contemplated hereby or by the Security Documents or to preserve, protect, or perfect the rights of the Agent, or the Lenders hereunder, with respect to the Collateral.

         9.22 COMPLIANCE WITH AGREEMENTS. The Company will observe, or cause to be observed, all obligations, covenants and agreements applicable to the Company or any Subsidiary thereof under the Loan Documents.

         9.23     [INTENTIONALLY OMITTED].

         9.24     [INTENTIONALLY OMITTED].

         9.25 SALE OF EQUIPMENT. The Company will use its best effort to sell obsolete, under- utilized or idle assets. Subject to
                  Section 4.1, above, proceeds from the sale of such assets will be deposited into the Sinking Fund Account.

         9.26 EXCESS CASH FLOW. At the end of each Fiscal Year, the Company will deposit 50% of Excess Cash Flow into the Sinking Fund Account within forty-five (45) days of the end of each Fiscal Year.

         9.27     [INTENTIONALLY OMITTED].

         9.28 RECEIVABLES AND PAYABLES AGING. The Company will furnish to the Agent upon the request from time to time of the Agent, but in no event less often than monthly within thirty (30) days after the end of each calendar month, an aging report of receivables and payables, in form satisfactory to the Agent.SEQ LEVEL1 \H \R0

10. NEGATIVE COVENANTS. The Company covenants and agrees that from the date of execution of this Third Restated Credit Agreement until all of the Obligations have been fully paid and this Third Restated Credit Agreement terminated it will not:

         10.1 DEBT. Incur any Indebtedness other than: (a) the Credit Facilities; (b) the existing Indebtedness described in the Disclosure Schedule; (c) open account obligations incurred in the ordinary course of business having maturities of less than seventy-five (75) days; (d) rental and lease payments as described in Section 10.2, below and (e) purchase money debt up to $10,000 in the aggregate incurred in the connection with the acquisition of capital assets limited to the specific assets acquired with such financing (subject to the acquisition of such assets and incurrence of such debt being otherwise permitted by the terms of this Third

                  Restated Credit Agreement).

         10.2 LEASES. Enter into or permit to remain in effect any rental or lease agreement for real or personal property whose term (including renewal options) exceeds five (5) years or if aggregate annual rental payments under all lease agreements for real and personal property on an annual basis would, when combined with the annual rental payments of Laser Graphic Systems, Incorporated, exceed $600,000.

         10.3 LIENS. Incur, create, assume, become or be liable in any way, or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of their respective assets, now or hereafter owned, other than Permitted Liens; be bound by or subject to any agreement or option to do so; or be bound by or subject to any agreement (other than this Agreement) not to do so (including but not limited to any agreement that imposes a requirement that equal and ratable security be given in connection therewith or attaches any other condition to any such matter.

         10.4 CASH FLOW COVERAGE RATIO. During the following periods, permit the Cash Flow Coverage Ratio to be less than:


         CASH FLOW COVERAGE RATIO      At the end of each Fiscal Quarter during the period
         ------------------------      ---------------------------------------------------

         1.10                          Closing Date through June 28, 1998

         0.80                          June 29, 1998 through September 27, 1998

         0.85                          September 28, 1998 through December 27, 1998

         0.95                          December 28, 1998 through March 28, 1999

         1.00                          March 29, 1999 through September 26, 1999

         1.10                          September 27, 1999 and at the end of each Fiscal
                                       Quarter thereafter

         10.5 CURRENT RATIO. During the following periods, permit the Current Ratio to be less than:


                    CURRENT RATIO       At the end of each month during the period
                    -------------       ------------------------------------------

         0.90                           Closing Date through June 28, 1998



         1.00                           June 29, 1998 through November 1, 1998

         1.00                           November 2, 1998 through March 28, 1999

         1.05                           March 29, 1999 and thereafter

         10.6 TOTAL LIABILITIES TO TANGIBLE NET WORTH. During the following periods, permit the ratio of (i) total liabilities less the Sinking Fund Account balance, less the Construction Account balance and less any liability for fines to the Indiana Department of Environmental Management to (ii) Tangible Net Worth to be greater than:


TOTAL LIABILITIES TO TANGIBLE        At the end of each month during
NET WORTH                            the period

         5.00                        Closing Date through June 28, 1998
         4.75                        June 29, 1998 through December 27, 1998
         4.60                        December 28, 1998 through June 27, 1999
         4.25                        June 28, 1999 through December 26, 1999
         4.00                        December 27, 1999 and thereafter

         10.7     MINIMUM TANGIBLE NET WORTH.

                  10.7.1 Permit Tangible Net Worth (without reducing Tangible Net Worth by any recorded liabilities to the Indiana Department of Environmental Management) at any time to be less than $4,500,000 through June 28, 1998, plus 75% of positive consolidated net income (with no deductions for net losses), plus 100% of any equity infusion, less dividends permitted under Section 10.12, below, and permitted treasury stock purchases, calculated in accordance with generally accepted accounting principles, on a cumulative basis for all periods since March 29, 1998. Tangible Net Worth will be calculated on a cumulative basis and will be tested at the end of each month.

                  10.7.2 Permit Tangible Net Worth (after reducing Tangible Net Worth by any recorded liabilities to the Indiana Department of Environmental Management) at any time to be less than $3,500,000 through June 28, 1998, plus 75% of positive consolidated net income (with no deductions for net losses), plus 100% of any equity infusion, less dividends permitted under Section 10.12, below, and permitted treasury stock purchases, calculated in accordance with generally accepted accounting principles, on a cumulative basis for all periods since March 29, 1998. Tangible Net Worth will be calculated on a cumulative basis and will be tested at the end of each month.

         10.8     [INTENTIONALLY OMITTED].

         10.9 GUARANTEES. Except in connection with the endorsement and deposit of checks in the ordinary course of business for collection, guarantee, endorse, assume or otherwise in any way be or become contingently liable or responsible for, directly or indirectly, the obligation of any Person.

         10.10 CORPORATE CHANGES. Amend or change its Articles of Incorporation or Code of Regulations, recapitalize or otherwise change or adjust its capital stock, other than the conversion of Indebtedness to equity upon terms satisfactory to the Lenders.

         10.11 REDEMPTIONS. Purchase, retire, redeem or otherwise acquire for value, directly or indirectly, any shares of its capital stock now or hereafter outstanding, or authorize or set aside any funds or other property for any such purpose; PROVIDED, HOWEVER, that so long as (i) no Default or Event of Default has occurred and is continuing, (ii) the Company has maintained a ratio of total liabilities to Tangible Net Worth (as described in Section 10.6 hereof) of 3.0 or less for each of the two immediately preceding Fiscal Quarters and (iii) the Company has maintained a Leverage Ratio of 2.5 or less for each of the two immediately preceding Fiscal Quarters, the Company may redeem outstanding shares of its common stock, but in no event may the Company utilize more than $25,000 in any Fiscal Year for such purpose.

         10.12 DIVIDENDS. Declare or pay dividends of any kind on any shares of capital stock now or hereafter outstanding or make any other distribution of cash or property to its shareholders, or authorize or set aside any funds or other property for any such purpose; PROVIDED, HOWEVER, that so long as (i) at the time of making or declaring such dividends and after giving effect thereto no Default or Event of Default exists, (ii) the Company has maintained a ratio of total liabilities to Tangible Net Worth (as described in Section 10.6 hereof) of
                  3.0 or less for each of the two immediately preceding Fiscal Quarters and (iii) the Company has maintained a Leverage Ratio of 2.5 or less for each of the two immediately preceding Fiscal Quarters, the Company may pay dividends on preferred stock up to an aggregate amount of $300,000 in any Fiscal Year. No dividend may be paid if a Default or Event of Default has been waived by the Lenders, but not cured by the Company.

         10.13 INVESTMENTS, LOANS AND ADVANCES. Make or commit to make any loan, extension of credit, advance or contribution of capital to any Person, or purchase, acquire or hold any stock, equity interest, other securities or evidences of indebtedness of, or make any investment or purchase, acquire or hold any interest whatsoever in, any other Person other than (a) loans, extensions of credit, advances or contributions of capital to its Subsidiary, Laser Graphic Systems,

                  Incorporated, not to exceed $750,000 in the aggregate; (b) advances to employees of the Company not to exceed $10,000 per employee or $100,000 in the aggregate when cumulated with all other such employee advances to cover reasonable expenses of employees, such as travel expenses, or to cover reasonable cash advances against employees' salaries; and (c) short term investments of excess working capital invested in one or more of the following: (i) investments (of one (1) year or less) in direct or guaranteed obligations of the United States, or any agencies thereof; and (ii) investments (of one (1) year or less) in certificates of deposit of banks or trust companies organized under the laws of the United States or any jurisdiction thereof, PROVIDED that such banks or trust companies are insured by the Federal Deposit Insurance Corporation and have capital in excess of $150,000,000.

         10.14 MERGER OR SALE OF ASSETS. Merge or consolidate with or into any other Person, dissolve or sell, lease or otherwise dispose of any of its assets (or enter into an agreement to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing, except for: (i) sale of Inventory in the ordinary course of business; and (ii) other dispositions of obsolete, under-utilized or idle assets as permitted by
                  Section 9.25 hereof or with the prior written consent of the Agent.

         10.15 CAPITAL EXPENDITURES. Make capital expenditures, including the capitalized value of any leases, which, when calculated in accordance with GAAP and added to all other capital expenditures of the Company, would exceed (i) $3,500,000 (but no more than $2,000,000 in connection with the Scottsburg Expansion) during Fiscal Year 1999 and (ii) $1,750,000 during any Fiscal Year thereafter. Except with respect to unexpended amounts for the Scottsburg Expansion, unexpended amounts from the prior Fiscal Year may not be carried forward to the next Fiscal Year.

         10.16 ACQUISITIONS. Purchase, lease or otherwise acquire all or any substantial part of the assets of any Person, or create any Subsidiary, or enter into any joint venture or partnership, or permit any Subsidiary to do any of the foregoing (collectively, "Acquisitions") without the Lenders' prior written consent.

         10.17 TRANSFER OF COLLATERAL. Transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral; PROVIDED, HOWEVER, that the Company may transfer Collateral or the books and records related thereto to another location with the prior written consent of the Agent and if the Company has provided to the Agent prior to such transfer an opinion addressed to the Agent in the form and substance and written by counsel acceptable to the Agent to the effect that the perfection and priority of the Agent's security interest in the Collateral will not be affected by such move or if it will be affected, setting forth the steps necessary to continue the perfection and priority of the Agent's security interest together with the commencement of such steps by the Company at its expense.

         10.18 SALE AND LEASEBACK. Directly or indirectly enter into any arrangement to sell or transfer all or any part of its fixed assets and thereupon or within one (1) year thereafter rent or lease (or permit any Subsidiary to rent or lease) any assets so sold or transferred.

         10.19 LINE OF BUSINESS. Enter into any line or area of business substantially different from the business or activities in which it is presently engaged, or permit any Subsidiary to do so.

         10.20 WAIVERS. Waive any right or rights of substantial value which, singly or in the aggregate, is or are material to the condition (financial or otherwise), properties, business or operations of the Company.

         10.21 PAYMENTS TO SHAREHOLDERS AND AFFILIATES. Except for payments permitted by Sections 10.12 and 10.13 and except for reasonable and customary salaries and bonuses made in accordance with Section 10.22, below, make any payment or distribution (including, without limitation, debt repayment, payment for goods or services, or otherwise) to its shareholders or to any Affiliate without the prior written consent of the Agent.

         10.22 SALARIES AND DEFERRED COMPENSATION. Pay any deferred compensation to any officers of the Company or increase the compensation of its officers or senior management without the prior written consent of the Agent, which consent will not be withheld unreasonably.

         10.23 TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, transfer, lease or exchange of property or the rendering of any service, with any Affiliate, unless such transaction is otherwise permitted under this Third Restated Credit Agreement, is in the ordinary course of the Company's business and is on fair and reasonable terms no less favorable to the Company than it would obtain in a comparable arm's length transaction with a non-Affiliate.

         10.24 POST-CLOSING MATTERS. Fail to deliver to the Lender the documents, if any, noted as post-closing items on the Closing Document List of even date herewith. Such documents will be delivered on or before the date specified in the Closing Document List and will be in form and substance satisfactory to the Lenders.

         10.25 BOND DOCUMENTS. Amend or otherwise modify, or agree to the amendment or modification of, the Bond Documents to which the Company is a party or to which the Company shall have a right to consent to any amendment or modification, and fail to obtain the consent of the Lenders whenever required

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





                  under the Indentures.

         10.26 LIMITATION ON OPTIONAL CALLS. Exercise its rights under the Bond Documents to direct the Issuer to call the Bonds for any optional redemption thereof or convert the interest rate thereon to the Long Term Rate, unless the Company first demonstrates to the reasonable satisfaction of the Lenders and their legal counsel that at the time of such redemption or conversion the Lenders will be fully reimbursed for all drawings on the Letters of Credit in connection with such redemption or conversion.

         10.27 EXCESS BORROWING. Permit the Advances to violate any of the applicable Revolving Conditions.

         10.28 CASH FLOW. During the following periods, permit the sum of (i) net income plus or minus non-cash gains or losses (including depreciation and amortization) as determined in accordance with GAAP, plus (ii) depreciation and amortization, but excluding any non-cash gains or losses and excluding any fines or liabilities paid to the Indiana Department of Environmental Management, to be less than:


                    CASH FLOW                      At the end of each Fiscal Quarter during the period
                    ---------                      ---------------------------------------------------

         $550,000                                  Closing Date through June 28, 1998
         $1,050,000                                June 29, 1998 through September 27, 1998
         $1,650,000                                September 28, 1998 through December 27, 1998
         $2,350,000                                December 28, 1998 through March 28, 1999
         $2,400,000                                March 29, 1999 and as of the end of each Fiscal
                                                   Quarter thereafter

                  During the first four Fiscal Quarters after the Closing Date, the Company's compliance with this Section will be tested at the end of each Fiscal Quarter on a trailing basis, with an additional Fiscal Quarter added to the calculation as each Fiscal Quarter elapses (i.e., at the end of the second Fiscal Quarter after the Closing Date, the Company's compliance with this Section will be tested on a trailing basis over the immediately preceding two Fiscal Quarters and at the end of the third Fiscal Quarter after the Closing Date, the Company's compliance with this Section will be tested on a trailing basis over the immediately preceding three Fiscal Quarters, etc.). Thereafter, the Company's compliance with this Section will be tested each quarter for the preceding four Fiscal Quarters on a rolling four quarter basis.

11. EVENTS OF DEFAULT. Upon the occurrence of any of the following events:

         11.1 PAYMENT. The non-payment of (a) any principal amount of any of the Advances, (b) any mandatory prepayment pursuant to this Third Restated Credit Agreement,

                  (c) any amounts due under this Third Restated Credit Agreement as reimbursement for a drawing under the Letters of Credit or Standby Letters of Credit, Letter of Credit Fees, or interest on any such drawing or Letter of Credit Fees, (d) any interest, fees or other amounts owing hereunder or under any of the other Loan Documents within ten (10) days of when the same is due, or (e) payments into the Sinking Fund Account; or

         11.2 BOND DOCUMENTS. Any of the events of default specified in the Bond Documents; or

         11.3 COVENANTS. The default in the due observance of any other covenant or agreement to be kept or performed by the Company under the terms of this Third Restated Credit Agreement or any of the Security Documents and the failure or inability of the Company to cure such default within thirty (30) days of the occurrence thereof; PROVIDED that such thirty (30) day grace period will not apply to: (a) any default which in the Agent's good faith determination is incapable of cure, (b) any default that has previously occurred, (c) any default in any negative covenants, (d) any payment default, (e) any failure to maintain insurance or to permit inspection of the Collateral or the books and records, or (f) any failure to provide any notice required hereunder; or

         11.4 REPRESENTATIONS AND WARRANTIES. Any representation, warranty or statement made by or on behalf of the Company in this Third Restated Credit Agreement, in any other Loan Document or in any report, certificate, opinion (including any opinion of counsel to the Company), financial statement or other instrument furnished at any time under or in connection with this Third Restated Credit Agreement or any of the Obligations is false or erroneous in any material respect on or as of the date made or any material breach thereof has been committed; or

         11.5 OBLIGATIONS. Except as provided in Sections 11.1, 11.2 or 11.3, above, the default by the Company in the due observance of any other covenant or agreement to be kept or performed by the Company under the terms of any of the Obligations to any Lender and the lapse of any applicable cure period provided in such Obligations with respect to such default, or, if so defined therein, the occurrence of any Event of Default or Default and the Company's failure to cure such Event of Default or Default within any applicable cure period (as such terms are defined in the Obligations) under any of such obligations; or

         11.6 EXECUTION, ATTACHMENT, ETC. The commencement of any foreclosure proceedings, proceedings in aid of execution, attachment actions, levies against, or the filing by any taxing authority of a lien against, any of the Collateral; or

         11.7 LOSS, THEFT OR SUBSTANTIAL DAMAGE TO THE COLLATERAL. In addition to the rights of the Agent to deal with proceeds of insurance as provided herein, the loss, theft or substantial damage to Collateral if the result of such occurrence (singly or in the aggregate) is the failure or inability of the Company to resume substantially normal operation of its business within ninety (90) days of the date of such occurrence; or

         11.8 JUDGMENTS. Unless in the opinion of the Agent adequately insured or bonded, the entry of a final judgment for the payment of money involving more than $500,000 against the Company and the failure by the Company to discharge the same, or cause it to be discharged, within ninety (90) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment; or the entry of one or more final non-monetary judgment(s) or order(s) which, singly or in the aggregate, does or could reasonably be expected to (i) cause a material adverse change in the value of the Collateral or the condition (financial or otherwise), operations, properties or prospects of the Company, or (ii) have a material adverse effect on the ability of the Company to perform its obligations under this Third Restated Credit Agreement or any of the other Loan Documents or any of the Obligations, or (iii) have a material adverse effect on the rights and remedies of the Agent under this Third Restated Credit Agreement or any of the other Loan Documents or any of the Obligations and the failure by the Company to secure a stay of execution pending appeal of such judgment or order; or

         11.9 BANKRUPTCY, ETC. The Company (a) dissolves or is the subject of any dissolution, winding up or liquidation; (b) becomes insolvent; (c) makes a general assignment for the benefit of creditors; or (d) files or has filed against the Company a petition in bankruptcy, for a reorganization or an arrangement, or for a receiver, trustee or similar creditors' representative for the property or assets of the Company or any part thereof, or any other proceeding under any federal or state insolvency law (and if filed against the Company without its acquiescence, the same is not contested by the Company within ninety (90) days thereof and has not been dismissed or discharged within ninety (90) days thereof); or

         11.10 IMPAIRMENT OF SECURITY. The validity or effectiveness of any Loan Document or the transfer, grant, pledge, mortgage or assignment by the Company of any lien hereunder or thereunder to the Agent is impaired or contested; or any Security Document is amended, hypothecated, subordinated, terminated or discharged, or if any Person is released from any of its covenants or obligations of such person thereunder any Security Document except to the extent that the Agent expressly consents in writing; or

         11.11    [INTENTIONALLY OMITTED].

         11.12 OTHER INDEBTEDNESS. A default in payment with respect to any Indebtedness in excess of $250,000 in principal amount singly or in the aggregate of or guaranteed by the Company (other than to a Lender pursuant to the Credit Facilities); or any other breach or default or event occurs with respect to any such Indebtedness if the effect of such breach, default or event is to accelerate the maturity of such Indebtedness (or otherwise allow the holders to cause such Indebtedness to become due prior to its stated maturity), whether or not such breach, default or event is waived; PROVIDED, HOWEVER, that a material adverse change default of the Lease Agreement between PNC Leasing Corp. and the Company in and of itself will not be deemed an Event of Default under this Third Restated Credit Agreement; or

         11.13 AMENDMENT. Any amendment is made to the Bond Documents or any waiver of the terms thereof is granted, or any action is taken pursuant to the Bond Documents which requires the prior written consent of the Agent and such consent is not obtained;

         then in any such event ("Event of Default"), the Agent may with the consent of the Lenders, or upon the request of the Lenders shall, take any or all of the following actions (provided that if any Event of Default specified in Section 11.9, above, occurs, the results described in clauses (a) and (b), below, shall occur automatically):

                           a.       declare the Commitments terminated,

                           b. declare all principal, interest and other amounts due and payable hereunder and under the Loan Documents, and the maximum amount available to be drawn under all outstanding Letters of Credit, to be immediately due and payable whereupon all such amounts shall immediately be due and payable, without presentment, demand, protest or notice of any kind, all of which hereby are waived by the Company and require the immediate purchase by the Company of all Bonds held by the Agent and/or the deposit by the Company with the Agent in a cash collateral account of an amount equal to the Letter of Credit Amounts,

                           c. exercise all rights and remedies under the Bond Documents,

                           d. notify the Trustee of such Event of Default, direct the Trustee to declare an Event of Default, as defined in the Indenture, and accelerate the Bonds, direct the Paying Agent to draw on the Letter of Credit, and direct the Trustee to exercise remedies under the Bond Document,

                           e. by written notice to the Company, the Trustee, the Tender

                                    Agent and the Remarketing Agent, terminate the Liquidity Period, and

                           f. exercise any other rights and remedies provided hereunder, under any of the Loan Documents and/or by applicable law. After the occurrence of any Event of Default the Lenders are authorized at any time and from time to time without notice to the Company to offset, appropriate and apply to all or any part of the Obligations all moneys, credits, deposits (general or special, demand or time, provisional or final) and other property of any nature whatsoever of the Company now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with (whether held by the Company individually or jointly with another party) any of the Lenders and any or all indebtedness at any time owing by such Lender to or for the credit or account of the Company. The rights and remedies of the Lenders upon the occurrence of any Event of Default will include but not be limited to all rights and remedies provided in the Security Documents and all rights and remedies provided under applicable law. The Company irrevocably waives (a) any requirement of marshalling of the Collateral upon the occurrence of any Event of Default and (b) any right to direct the application of any payments received by any Lender or the Agent from or on behalf of the Company after the occurrence of any Event of Default.SEQ LEVEL1 \H \R0

12.      INTERCREDITOR LIEN AND PAYMENT PROVISIONS.

         12.1     LIEN PRIORITY.

                  12.1.1 The Company has granted to the Agent, for the benefit of the Lenders, a lien on and security interest in the Collateral to secure payment of the Obligations. Notwithstanding the date, manner or order of perfection, attachment or filing, all pledges, liens and security interests of any kind that any Lender now has or hereafter acquires in any or all of the Collateral, are and shall be subordinate, inferior and subject to the pledges, liens and security interests of the Agent for the benefit of the Lenders in the Collateral.

                  12.1.2 None of the Lenders will (i) release any Collateral or (ii) take any action with respect to foreclosure or repossession of any Collateral upon an Event of Default without, in each case, the prior written consent of the Agent and the Lenders, so long as this Third Restated Credit Agreement is in effect or any obligations exist between the Company and the Lenders pursuant thereto or pursuant to the Security Documents. The Lenders will cooperate with each other with regard to all such actions with respect to such Collateral and in all events, sums due and owing the Lenders under this Third Restated Credit Agreement, the Obligations or the other Loan Documents will be paid out of any amounts realized upon any disposition or other transfer of the Collateral prior to the application thereof to any other obligation of the Company to any Lender.SEQ LEVEL2 \H \R0

         12.2 PARTICIPATION IN LETTERS OF CREDIT. Immediately upon the issuance of each Letter of Credit, the Agent shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Agent, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Letter of Credit, each drawing thereunder and the Obligations of the Company under this Third Restated Credit Agreement related to such Letter of Credit in an amount equal to the Ratable Portion of such Lender therein, to the end that all of the Lenders shall share the obligations and risks as to Letters of Credit in accordance with their respective Ratable Portions. Each Lender irrevocably agrees to pay to the Agent upon demand at any time the amount of such Lender's participation in such Letter of Credit Obligation.

         12.3     SHARING OF PAYMENTS, ETC.

                  12.3.1 Except as otherwise expressly required by the terms of this Third Restated Credit Agreement each payment or prepayment of principal, interest, fees, expenses and other charges under the Credit Facilities and each reduction of the Total Revolving Commitment will be applied pro-rata among the Lenders in accordance with their respective Ratable Portions applicable thereto.

                  12.3.2 If any Lender at any time obtains any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of Advances or Letter of Credit Obligations owing to it, as applicable (other than payments to the Agent in respect of Letter of Credit Obligations, and payments of fees and expenses to the Agent pursuant to Sections 2.13.2(c), (d), and (e) and of indemnities and expenses to the Agent pursuant to Sections 2.10.8, 16.12 and 16.13 hereof, in excess of its pro rata share of payments on account of Advances or Letter of Credit Obligations, as the case may be), such Lender will forthwith purchase from the other Lenders, such participations in the Advances or Letter of Credit Obligations, as applicable, owing to them as will be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender will be rescinded and such Lender will repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required payment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender pursuant to this Third Restated Credit Agreement may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation.

                  12.3.3 The Company and the Lenders further acknowledge that the Agent shall not be obligated to make any Advances to the extent that any of the other Lenders do not contribute their Ratable Portion of any Advance.

                  12.3.4 Each Lender's Ratable Portion of any payment hereunder shall be reduced to the extent that such Lender has not contributed its Ratable Portion of any amount owing to the Agent hereunder.

                  12.3.5 Each Lender's obligation to purchase participation interests pursuant to this Third Restated Credit Agreement shall be absolute and unconditional.

                  12.3.6 Each Lender shall be entitled to receive from the Agent its Ratable Portion of interest on Advances of such Lender only as calculated based upon funds actually received by the Agent from each Lender by 11:00 a.m. (Cincinnati time) on the day due from such Lender. Funds received by the Agent after such cut off time will be treated as having been received by the Agent on the next Business Day following the day on which received.

                  12.3.7 To the extent that the Agent shall have disbursed a Borrowing on a day prior to receipt by the Agent of a Lender's Ratable Portion of such Borrowing, interest accrued and paid on such unfunded sums will be for the account of the Agent.SEQ LEVEL2 \H \R0

         12.4 RECEIPT OF PAYMENTS BY LENDERS. Should any payment or distribution not permitted by the provisions of this Third Restated Credit Agreement or the Security Documents or proceeds thereof be received by any Lender upon or with respect to all or any part of the Notes, Letter of Credit Obligations or the Obligations and/or the Collateral prior to the full payment and satisfaction of the Obligations in the priority set forth in this Section 12.4 and the termination of all financing arrangements between the Lenders and the Company, such Lender will deliver the same to the Agent in precisely the form received (except for the endorsement or assignment of the Lender where necessary), for application to the Obligations (whether due or not due in such order and manner as set forth herein), and, until so delivered, the same shall be held in trust by such Lender as property of the Agent on behalf of all of the Lenders. In the event of the failure of any Lender to make any such endorsement or assignment, the Agent on behalf of all of the Lenders, or any of its officers or employees on behalf of the Agent on behalf of all of the Lenders, is hereby irrevocably authorized in its own name or in the name of the Lenders to make the same, and is hereby appointed each of the Lender's attorney-in-fact for those purposes, that appointment being coupled with an interest and irrevocable.

         12.5 DISTRIBUTIONS, ETC. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof to creditors of the Company or to any indebtedness, liabilities and obligations of the Company, or upon any liquidation, dissolution or other winding up of the Company's business, or in the event of any sale (singly or in the aggregate) of all or any substantial part of the assets of the Company, or in the event of any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Company for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganization, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, whether or not on account of the Collateral, which shall be payable or deliverable upon or with respect to all or any part of the Obligations shall be paid or delivered directly to the Agent for application to the Obligations (whether due or not due in order and manner as set forth herein) until the Obligations shall have been fully paid and satisfied. The Lenders hereby irrevocably authorize and empower the Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings in the Agent's own name or in the name of the Lenders or otherwise, as the Lender may deem necessary or advisable to carry out the provisions of this Section. The Lenders hereby agree to execute and deliver to the Agent such limited powers of attorney, assignments, endorsements or other instruments as may be requested by Agent in order to enable the Agent to enforce any and all claims upon or with respect to the Obligations and/or the Collateral, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Obligations and/or the Collateral.

         12.6 BENEFIT. The provisions of this Section 12 are solely for the benefit of the Lenders, and may at any time or times be changed by the Lenders pursuant to Section 16.4, below, as they may elect without necessity of notice to or consent or approval by the Company or any other Person (other than the Lenders pursuant to Section 16.4, below); and the Company, or other Person shall not have any right to rely on or enforce any of the provisions hereof.SEQ LEVEL1 \H \R0

13. REPRESENTATIONS AND WARRANTIES TO SURVIVE. All representations, warranties, covenants and agreements made by the Company herein and in the other Loan Documents will survive the execution and delivery of this Third Restated Credit Agreement, the Security Documents and the issuance of the Notes.

14. ENVIRONMENTAL INDEMNIFICATION. The Company assumes any liability or obligation of, or claims asserted against the Agent or any of the Lenders for loss, damage, fines, penalties, claims or duty to clean-up or dispose of wastes or materials on or relating to any of its assets, real or personal, owned or leased, regardless of any inspections of such assets made by the Agent or the Lenders prior to the consummation of this transaction or as a result of any conveyance of title to the Agent or the Lenders by foreclosure, deed in lieu of foreclosure, or otherwise. The Company agrees to remain fully liable and will indemnify and hold harmless Agent and the Lenders from any costs, expenses, clean-up costs, waste disposal costs, litigation costs, fines, penalties, including without limitation those costs, expenses, penalties and fines within the meaning of CERCLA, and other related liabilities. The provisions of this Section will survive any termination of this Third Restated Credit Agreement.

15.      THE AGENT.

         15.1 AUTHORIZATION AND ACTION. Each Lender hereby appoints and irrevocably authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Third Restated Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. Without limitation of the foregoing, each Lender hereby expressly authorizes the Agent to execute, deliver and perform its obligations hereunder and under each of the Loan Documents to which the Agent is a party, and to exercise hereunder or thereunder all rights, powers and remedies that the Agent may have hereunder or thereunder. Each Lender agrees that any action taken by the Agent in accordance with the provisions of this Third Restated Credit Agreement or the Loan Documents, and the exercise by the Agent of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. As to any matters not expressly provided for hereunder or by the Loan Documents (including, without limitation, enforcement or collection of the Obligations), the Agent will not be required to exercise any discretion or take any action, but will be required to act or to refrain from acting (and will be fully protected in so acting or refraining from acting) upon the instructions of the Lenders, and such instructions will be binding upon all the Lenders. The duties of the Agent will be mechanical and administrative in nature and the Agent will have no fiduciary relationship in respect of any Lender. If the Agent shall request instructions from any Lenders with respect to any act or failure to act in connection with this Third Restated Credit Agreement, the Credit Facilities or any of the Loan Documents, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent has received instructions and the Agent will have no liability to any Person or Lender by reason of so refraining. The Agent will not be required to take any action which exposes the Agent to personal liability or is contrary to this Third Restated Credit Agreement, any Security Document or applicable law.

         15.2 AGENT'S RELIANCE, ETC. Neither the Agent, any Affiliate of the Agent, nor any of their respective directors, officers, agents, employees, attorneys or consultants will be liable to any Lender for any action taken or omitted to be taken by it or them under or in connection with this Third Restated Credit Agreement, any of the Obligations, any of the Collateral or any Loan Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (a) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and will not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Lender and will not be responsible

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                  to any Lender for any statements, warranties or
                  representations made in or in connection with this Third Restated Credit Agreement, the Notes or any Loan Document; (c) will not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Third Restated Credit Agreement, the Obligations or any Loan Document on the part of the Company or as to the existence or possible existence of any Potential Default, Default or Event of Default or to inspect the property (including the books and records) of the Company; (d) will not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Third Restated Credit Agreement, the Obligations or any Loan Document or any other instrument or document furnished pursuant thereto; (e) will have no obligation to any Person to assure that the Collateral exists or is owned by the Company or is cared for, protected or insured or has been encumbered or that the liens granted to Agent pursuant to the Loan Documents have been created, perfected, protected or enforced or are entitled to any particular priority or to exercise at all or in any particular manner or under any duty of care any right, authority or power in respect of the Collateral; and (f) will incur no liability under or in respect of this Third Restated Credit Agreement, the Obligations or any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telegram, cable, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties. The Agent will not be liable for any apportionment or distribution of payments made by it in good faith pursuant to this Third Restated Credit Agreement, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled.

         15.3 THE AGENT AND ITS AFFILIATES. With respect to its Commitments, the Advances made or Letters of Credit issued by it, the Notes issued to it, and the Collateral, the Agent will have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" will, unless otherwise expressly indicated, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with the Company or the Company's Affiliates and any Person who may do business with or own securities of the Company or the Company's Affiliates, all as if it were not the Agent and without any duty to account therefor to the Lenders.

         15.4 LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit

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                  analysis and decision to enter into this Third Restated Credit
                  Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it will deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under or otherwise relating to this Third Restated Credit Agreement, the Obligations, the Collateral and the Security Documents; and the Agent will not have any duty or responsibility at any time to provide any Lender with any credit or other information with respect thereto.

         15.5 INDEMNIFICATION. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Company), ratably according to their respective Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Third Restated Credit Agreement, the Notes, the Letters of Credit, the Obligations or any of the Loan Documents or any action taken or omitted by the Agent under this Third Restated Credit Agreement, the Notes, the Letters of Credit, the Obligations or any of the Loan Documents, PROVIDED that no Lender will be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses incurred by the Agent in connection with the preparation, review, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Third Restated Credit Agreement, the Notes, the Letters of Credit, the Obligations or any of the Loan Documents, or any of them, to the extent that the Agent is not reimbursed for such expenses by the Company. The provisions of this Section will survive the termination of this Third Restated Credit Agreement.

         15.6 SUCCESSOR AGENT. The Agent may resign at any time as Agent under this Third Restated Credit Agreement, the Notes or the Loan Documents by giving written notice thereof to the Lenders and the Company. Upon any such resignation, the Lenders will appoint a successor Agent, which will be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $150,000,000. So long as no Event of Default has occurred, the Company shall have the right to approve any successor Agent, which consent will not be unreasonably withheld or delayed. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring

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





                  Agent will be discharged from its duties and obligations under this Third Restated Credit Agreement; PROVIDED, HOWEVER, that the successor Agent will not be considered as a Lender for purposes of this Third Restated Credit Agreement. After any retiring Agent's resignation, the provisions of this Section 15 will inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Third Restated Credit Agreement. If the other Lenders request the Agent to resign, then, prior to such resignation, the other Lenders shall cause the Agent to be paid all amounts owed to Agent hereunder, including, without limitation, the Agent's Ratable Portion of all outstanding Advances and other Obligations, replacement Letters of Credit shall be substituted for any Letters of Credit issued by the Agent and Letters of Credit outstanding pursuant to this Third Restated Credit Agreement shall be returned to Agent without demand for payment by the beneficiaries thereof.

         15.7     RELATIONS AMONG LENDERS.

                  15.7.1 Except as contemplated under this Third Restated Credit Agreement, no Lender shall make any loan, advance or other financial accommodation to the Company without the prior written consent of all the Lenders except for corporate credit cards issued by any of the Lenders.

                  15.7.2 Each Lender agrees that it will not take or institute any actions or proceedings, against the Company under this Third Restated Credit Agreement or with respect to any Collateral, without the prior written consent of all the Lenders.SEQ LEVEL2 \H \R0

         15.8 BENEFIT. The provisions of this Section 15 are solely for the benefit of the Agent and the Lenders, and may at any time or times be changed by the Lenders as they may elect without necessity of notice to or consent or approval by the Company or other Person (other than the Lenders pursuant to Section 16.4, below); and the Company or other Person shall not have any right to rely on or enforce any of the provisions hereof. In performing its actions and duties under this Third Restated Credit Agreement the Agent acts solely as Agent of the Lenders and does not assume or have any obligation toward or agency relationship with or for the Company.SEQ LEVEL1 \H \R0

16.      GENERAL.

         16.1 WAIVER. No delay or omission on the part of the Agent or any Lender to exercise any right or power arising from any Event of Default will impair any such right or power or be considered a waiver of any such right or power or a waiver of any such Event of Default or any acquiescence therein nor will the action or nonaction of the Agent or any Lender in case of such Event of Default impair any right or

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                  power arising as a result thereof or affect any subsequent default or any other default of the same or a different nature. No disbursement of Advances, issuance of Letters of Credit or Standby Letters of Credit or disbursement under Letters of Credit or Standby Letters of Credit hereunder will constitute a waiver of any of the conditions to the Lenders' obligation to make further disbursements; nor, in the event that the Company is unable to satisfy any such condition, will any such disbursement have the effect of precluding the Lenders from thereafter declaring such inability to be a Default or an Event of Default. No modification or waiver of any provision of this Third Restated Credit Agreement or any of the Loan Documents, nor consent to any departure by the Company therefrom, will be established by conduct, custom or course of dealing; and no modification, waiver or consent will in any event be effective unless the same is in writing and specifically refers to this Third Restated Credit Agreement, and then such waiver or consent will be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case will entitle the Company to any other or further notice or demand in the same, similar or other circumstance. Unless otherwise agreed in writing by all the Lenders pursuant to Section 16.4 hereof, the liability of the Company will not be affected by any surrender, exchange, acceptance, or release by the Agent or any Lender of any party or other person or any other guarantee or any security held by it for any of the Obligations or by the Agent's or any Lender's failure to take any steps to perfect or maintain its lien or security interest in or to preserve any of its rights to, any guarantee, security or other collateral for any of the Obligations, by any delay or omission in exercising any right, remedy or power with respect to any of the Obligations or any guarantee or collateral therefor, or by any irregularity, unenforceability or invalidity of any of the Obligations or any security or guarantee therefor. Subject to Section 16.4 hereof, the Lenders at any time and from time to time, and without impairing, releasing, discharging or modifying the liabilities of the Company hereunder, may (a) without the consent of or notice to the Company, change the manner, amount, place or terms of payment or performance of or interest rates on, or change or extend the time of payment of, or other terms relating to, any of the Obligations, (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to, any of the Obligations without the consent of or notice to the Company, (c) renew, substitute, modify, amend or alter, or grant consents or waivers relating to, any guarantee or any security for any guarantee, (d) apply any and all payments received by a Lender by whomever paid or however realized, including any proceeds of any Collateral, to any of the Obligations in such order, manner and amount as such Lender may determine in its sole discretion, (e) deal with any Person in respect of the Obligations in such manner as such Lender deems appropriate in its sole discretion and/or (f) substitute any security or guarantee. Irrespective of the taking or refraining from the taking of any such action, the obligations of the Company shall remain in full force and effect. The Lenders in their sole discretion may

                                       108


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                  determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon the Company and need not pursue any remedy or remedies against any particular Company, any other Person or any Collateral before having recourse against the Company hereunder.

         16.2 NOTICES. All notices, demands, requests, consents or approvals required hereunder will be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered to such party at the address set forth below (or at such other address as such party may specify to the other party in writing). All such notices and communications will, when mailed, telegraphed, telexed, transmitted or cabled, be effective when deposited in the mails (postage prepaid), delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, except that notices and communications to the Agent pursuant to Sections 2 or 15, above, will not be effective until received by the Agent.

                  To the Agent:          PNC Bank, National Association
                                         201 East Fifth Street, 3rd Floor
                                         P.O. Box 1198
                                         Cincinnati, Ohio  45201-1198
                                         Attention:  Middle Market Banking
                                         Telecopier No.:  (513) 651-8952

                  To the Company         Multi-Color Corporation
                  or the Authorized      205 West Fourth Street, Suite 1140
                  Company                Cincinnati, Ohio  45202
                  Representative:        Attention:  William B. Cochran
                                         Telecopier No.:  (513) 381-2813

                  To the Lenders:        PNC Bank, National Association
                                         201 East Fifth Street, 3rd Floor
                                         P.O. Box 1198
                                         Cincinnati, Ohio  45201-1198
                                         Attention:  Middle Market Banking
                                         Telecopier No.:  (513) 651-8952

                                         Talbott Tower, Suite 1408
                                         131 North Ludlow
                                         Dayton, Ohio  45402
                                         Attention:  John Pollock
                                         Telecopier No.:  (937) 461-0753

         16.3     SUCCESSORS AND ASSIGNS.

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                  16.3.1   This Third Restated Credit Agreement will be binding
                           upon and inure to the benefit of the Company and the Lenders and their respective successors and assigns, PROVIDED, HOWEVER, that the Company may not assign this Third Restated Credit Agreement in whole or in part without the prior written consent of the Agent and, so long as no Event of Default has occurred, the Lenders and the Agent may not assign this Third Restated Credit Agreement in whole or in part without the prior written consent of the Company except as otherwise set forth herein.

                  16.3.2 Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Third Restated Credit Agreement (including, without limitation, all or a portion of its Commitments, and the Advances owing to it and the Note or Notes held by it); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Third Restated Credit Agreement (including, without limitation, its Commitments to the Company hereunder and its participation obligations to the Agent as to Letter of Credit Obligations) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Company, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Third Restated Credit Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any party therefrom. Notwithstanding the foregoing, the Company agrees that each such participant shall, to the extent provided in its participation, be entitled to the rights and benefits under Sections 2.13, 2.14, 2.15 and 2.17, and, subject to Section 12, all rights of setoff under this Third Restated Credit Agreement with respect to its participating interest, in each case, as if such participant were a Lender.

                  16.3.3 Any Lender may, in connection with any participation or proposed participation pursuant to this Section 16, disclose to the participant or proposed participant, any information relating to the Company furnished to such Lender by or on behalf of the Company.SEQ LEVEL2 \H \R0

         16.4 MODIFICATIONS. No modification, amendment or waiver of any provision of this Third Restated Credit Agreement or any of the Loan Documents nor consent to any departure therefrom by the Company, nor any release of any Collateral, will

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                  in any event be effective unless the same is in writing signed by all the Lenders and the Company and specifically refers to this Third Restated Credit Agreement, and then such waiver or consent will be effective only in the specific instance and for the purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent will be effective without the signed written consent of all the Lenders, to (a) change the percentage amount of the Commitments or of the aggregate unpaid principal amount of the Notes or the number of Lenders which will be required for the Lenders or any of them to take any action hereunder, (b) waive any Event of Default under
                  Section 11.1 hereof; (c) amend Sections 12 or 15 or this
                  Section 16.4; (d) increase any Commitment of any Lender; (e) change the rate of interest on any Note held by any Lender; or
                  (f) postpone any date fixed for any payment of principal of, or interest on, any of the Notes; and PROVIDED FURTHER, HOWEVER, that no amendment, waiver or consent will, unless in writing and signed by the Agent in addition to all of the Lenders, affect the rights or duties of the Agent under this Third Restated Credit Agreement, the Letters of Credit, the Obligations or any Loan Document. No notice to or demand on the Company in any case will entitle the Company to any other or further notice or demand in the same, similar or other circumstance. Notwithstanding anything to the contrary contained herein: (a) the Agent may in its sole discretion and without the consent of the Lenders change the fees or expenses for audits or legal services that the Company is required to pay to Agent; PROVIDED, HOWEVER, that any increase in such fees shall not be effective unless the same is in writing and signed by the Lenders and the Company; and (b) as long as the fees provided herein are at the customary level as normally charged by the Agent, such fees are not subject to this
                  Section 16.4.

         16.5 ILLEGALITY. If fulfillment of any provision hereof or any transaction related hereto or of any provision of any of the Loan Documents, at the time performance of such provision is due, involves transcending the limit of validity prescribed by law, then IPSO FACTO, the obligation to be fulfilled will be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Third Restated Credit Agreement in whole or in part, then such clause or provision only will be void, as though not herein contained, and the remainder of this Third Restated Credit Agreement will remain operative and in full force and effect; and if such provision pertains to repayment of the Obligations, then, at the option of the Lenders, all of the Obligations will become immediately due and payable.

         16.6 GENDER, ETC. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders.

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         16.7     HEADINGS. The headings in this Third Restated Credit Agreement are for convenience only and will not limit or otherwise affect any of the terms hereof.

         16.8 PURPOSE. The Company hereby ratifies and confirms all of its obligations, liabilities and indebtedness under the provisions of the Credit Agreement as amended and restated by this Third Restated Credit Agreement. The purpose of this Third Restated Credit Agreement is to amend and restate the Credit Agreement. The Agent, Lenders and the Company agree that nothing contained herein shall be construed to extinguish, release or discharge or constitute a novation of, or an agreement to extinguish, (a) the continuing Obligations under the provisions of the Credit Agreement as amended and restated by this Third Restated Credit Agreement, (b) any of the Loan Documents, (c) the security interests and liens created by any of the Security Documents, and (d) any of the Obligations (as defined in the Credit Agreement as amended and restated by this Third Restated Credit Agreement); all of the foregoing described in (a), (b), (c) and (d) above to continue and remain in full force and effect.

         16.9 RATIFICATION. Agent, Lenders and the Company agree that any and all of the terms and provisions of the Notes, the Security Documents, and any and all other documents, instruments or agreements evidencing, securing or pertaining to the Obligations evidenced by the Notes and Credit Agreement shall, except as modified and amended, hereby remain in full force and effect as to the Collateral. The Company hereby ratifies and extends the liens and security interests of any and all security for the indebtedness evidenced by the Security Documents, including, without limitation, the Mortgages until the Obligations evidenced by the Third Restated Credit Agreement have been paid in full and agrees that such modification and renewal of the Obligations shall in no manner affect or impair the Security Documents and that the lien shall not in any manner be waived; the purpose of this Agreement being to modify and renew the Obligations evidenced by the Credit Agreement and the Loan Documents and to carry forward all liens securing the payment and performance of the Obligations, which are acknowledged by the Company to be valid and subsisting.

         16.10 CLAIMS AND RELEASE OF CLAIMS BY THE COMPANY. The Company represents and warrants that the Company does not have any claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against the Lenders or the Agent, their respective direct or indirect parent corporations or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the successors or assigns of any of them (collectively, "Lender Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any

                                       112


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                  Prior Related Event. As an inducement to the Lenders and the
                  Agent to enter into this Third Restated Credit Agreement, the Company on behalf of itself, and all of its successors and assigns hereby knowingly and voluntarily releases and discharges all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Closing Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Credit Agreement or any documents executed in connection with the Credit Agreement or which was related to or connected in any manner, directly or indirectly to the Notes, Letter of Credit or Standby Letter of Credit.

         16.11 EXECUTION IN COUNTERPARTS. This Third Restated Credit Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

         16.12 REMEDIES CUMULATIVE. No single or partial exercise of any right or remedy by the Lenders will preclude any other or further exercise thereof or the exercise of any other right or remedy. All remedies hereunder and in any instrument or document evidencing, securing, guaranteeing or relating to any Loan or now or hereafter existing at law or in equity or by statute are cumulative and none of them will be exclusive of the others or any other remedy. All such rights and remedies may be exercised separately, successively, concurrently, independently or cumulatively from time to time and as often and in such order as the Lenders may deem appropriate.

         16.13 COSTS, EXPENSES AND LEGAL FEES. The Company will be solely responsible for any fees and expenses for appraisals, surveys, title insurance, lien searches environmental reports, recording fees, documentary taxes and similar items. The Company agrees to reimburse on demand the Agent and the Lenders for all reasonable out-of-pocket costs and expenses, including, without limitation, due diligence and audit expenses and reasonable fees and expenses of auditors, attorneys (which attorneys may be the Agent's or any Lender's employees and including, without limitation, the reasonable fees and disbursements of Frost & Jacobs LLP, special counsel for the Agent), and other advisors, expended or incurred in the syndication of the Credit Facilities; the preparation, review, negotiation, execution and delivery, and filing and recording as necessary, of this Third Restated Credit Agreement and the other amended Loan Documents; in amending, supplementing, waiving or enforcing provisions of this Third Restated

                  Credit Agreement and the other amended Loan Documents; in collecting any sum which is not paid when due under this Third Restated Credit Agreement and the other amended Loan Documents; and/or in the protection, perfection, preservation and enforcement of any and all rights of the Agent and the Lenders in connection with this Third Restated Credit Agreement and any of the other amended Loan Documents.

         16.14 INDEMNITY. The Company will indemnify, defend and hold harmless the Agent and Lenders, their respective directors, officers, counsel and employees, from and against all claims, demands, liabilities, judgments, losses, damages, costs and expenses, joint or several (including all accounting fees and attorneys' fees reasonably incurred), that any such indemnified party may incur arising under or by reason of the Company's failure to observe, perform or discharge the Company's obligations, covenants, representations and duties under this Third Restated Credit Agreement, any of the Credit Facilities, Loan Documents or Collateral, except the willful misconduct or gross negligence of such indemnified party. Without limiting the generality of the foregoing, the Company agrees that if, after receipt by the Agent or any Lender of any payment of all or any part of the Obligations, demand is made at any time upon the Agent and/or any Lender for the repayment or recovery of any amount or amounts received by it in payment or on account of the Obligations and the Agent and/or Lender repays all or any part of such amount or amounts by reason of any judgment, decree or order of any court or administrative body, or by reason of any settlement or compromise of any such demand, this Third Restated Credit Agreement will continue in full force and effect and the Company will be liable, and will indemnify, defend and hold harmless the Agent and Lenders for the amount or amounts so repaid. The provisions of this Section will be and remain effective notwithstanding any contrary action which may have been taken by the Company in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Agent's and any Lender's rights under this Third Restated Credit Agreement and will be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section will survive the termination of this Third Restated Credit Agreement.

         16.15 CONTINUING AGREEMENT. This Third Restated Credit Agreement is and is intended to be a continuing agreement and will remain in full force and effect until the Obligations are finally and irrevocably paid in full and the Credit Facilities, Commitments, Letters of Credit and Standby Letters of Credit are terminated.

         16.16 COMPLETE AGREEMENT. This Third Restated Credit Agreement, together with the exhibits and schedules hereto, the other Loan Documents as amended, the Security Documents, the Bond Documents and related documents delivered on the Closing Date constitutes the entire agreement of the parties hereto regarding the subject

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





                  matter hereof and thereof and supersedes any prior or written agreements or understandings regarding such subject matter.

         16.17 NO THIRD PARTY BENEFICIARIES. Nothing express or implied herein is intended or will be construed to confer upon or give any person, firm or corporation, other than the parties hereto, any right to remedy hereunder or by reason hereof.

         16.18 NO PARTNERSHIP OR JOINT VENTURE. Nothing contained herein or in any of the agreements or transactions contemplated hereby is intended or will be constructed to create any relationship other than as expressly stated herein or therein and will not create any joint venture, partnership or other relationship.

         16.19 GOVERNING LAW AND JURISDICTION; WAIVER OF JURY TRIAL. THIS THIRD RESTATED CREDIT AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS THIRD RESTATED CREDIT AGREEMENT OR THE OBLIGATIONS MAY BE BROUGHT IN ANY COURT(S) OF THE STATE OF OHIO, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF OHIO, AND THE COMPANY HEREBY ACCEPTS, GENERALLY, IRREVOCABLY AND UNCONDITIONALLY, THE JURISDICTION OF ANY SUCH COURT AND CONSENTS THAT ANY SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE COMPANY AT THE ADDRESS SET FORTH HEREIN FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. THE COMPANY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY SUCH JURISDICTION. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS, ENFORCE ANY JUDGMENT OR OTHERWISE PROCEED AGAINST THE COMPANY, ANY SECURITY OR ANY PROPERTY OF THE COMPANY IN ANY OTHER JURISDICTION. THE COMPANY AND THE LENDERS EACH UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS THIRD RESTATED CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.


         Signed at Cincinnati, Ohio, effective as of June 22, 1998.

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                                   MULTI-COLOR CORPORATION,
                                   AS COMPANY


                                   By: /s/ William R. Cochran
                                   Print Name: William R. Cochran
                                   Title: VP/CFO


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   ON ITS OWN BEHALF AS LENDER, AND AS AGENT


                                   By: /s/ Timothy E. Reilly
                                   Print Name: Timothy E. Reilly
                                   Title: Vice President


                                   COMERICA BANK,
                                   AS LENDER


                                   By: /s/ John C. Pollock
                                   Print Name: John C. Pollock
                                   Title: Vice President







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